                                                                    Exhibit 4.26

================================================================================

                        CONNECTICUT DEVELOPMENT AUTHORITY

                                       TO

                         U.S. BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE

                               ------------------
                               INDENTURE OF TRUST
                               ------------------

                           DATED AS OF AUGUST 1, 2004

                        CONNECTICUT DEVELOPMENT AUTHORITY
               $4,550,000 WATER FACILITIES REFUNDING REVENUE BONDS
             (THE CONNECTICUT WATER COMPANY PROJECT - 2004B SERIES)

================================================================================

                                                                    Exhibit 4.26

                                TABLE OF CONTENTS

                                                      ARTICLE I
                                           DEFINITIONS AND INTERPRETATION

Section 1.1.      Definitions.................................................................................   25
Section 1.2.      Interpretation..............................................................................   37

                                                     ARTICLE II
                                     AUTHORIZATION, TERMS AND ISSUANCE OF BONDS

Section 2.1.      Authorization for Indenture.................................................................   39
Section 2.2.      Authorization and Obligation of Bonds.......................................................   39
Section 2.3.      Issuance and Terms of the Bonds; Interest Rates and Interest Payment Provisions.............   39
Section 2.4.      Changes in Interest Modes...................................................................   42
Section 2.5.      Fixed Rate Conversion.......................................................................   43
Section 2.6.      Automatic Conversion of Bonds in Flexible Mode to Weekly Mode...............................   44
Section 2.7.      Drawings on the Credit Facility.............................................................   44
Section 2.8.      Book-Entry Only System for the Bonds........................................................   45
Section 2.9.      Redemption of Bonds.........................................................................   48
Section 2.10.     Mandatory Tender of Bonds on Scheduled Borrower Tender Date.................................   50
Section 2.11.     Mandatory Tender of Bonds on Interest Mode Adjustment Dates and Flexible Dates..............   50
Section 2.12.     Mandatory Tender of Bonds upon Expiration Date, Termination Date and Substitution Date......   51
Section 2.13.     Notice of Mandatory Tender..................................................................   52
Section 2.14.     Payment for Tendered Bonds..................................................................   53
Section 2.15.     Optional Tender of Bonds During Daily Mode..................................................   53
Section 2.16.     Optional Tender of Bonds During Weekly Mode.................................................   53
Section 2.17.     Additional Provisions Regarding Optional Tender.............................................   54
Section 2.18.     No Optional Tender in Flexible Mode or Fixed Mode...........................................   54
Section 2.19.     Tender Fund.................................................................................   54
Section 2.20.     Remarketing of the Bonds....................................................................   55
Section 2.21.     Source of Funds for Purchase of Bonds.......................................................   56
Section 2.22.     Registration of Tendered Bonds, Purchased Bonds and Borrower Bonds; Custody of
                  Remarketing Proceeds........................................................................   57
Section 2.23.     Demand on the Liquidity Facility; Borrower Bonds............................................   58
Section 2.24.     No Remarketing of Bonds after Certain Defaults..............................................   58
Section 2.25.     Authorized Denominations....................................................................   59
Section 2.26.     Assignment of Credit Facility and Liquidity Facility on Resignation of Trustee and
                  Paying Agent................................................................................   59
Section 2.27.     Priority of Tenders.........................................................................   59
Section 2.28.     Execution and Authentication of Bonds.......................................................   59
Section 2.29.     Delivery of Bonds...........................................................................   59
Section 2.30.     No Additional Bonds.........................................................................   60

                                                     ARTICLE III
                                        GENERAL TERMS AND PROVISIONS OF BONDS

Section 3.1.      Date of Bonds...............................................................................   61
Section 3.2.      Form and Denominations......................................................................   61
Section 3.3.      Legends.....................................................................................   61
Section 3.4.      Medium of Payment...........................................................................   61

                                                                    Exhibit 4.26

Section 3.5.      Bond Details................................................................................   61
Section 3.6.      Interchangeability, Transfer and Registry...................................................   61
Section 3.7.      Bonds Mutilated, Destroyed, Stolen or Lost..................................................   62
Section 3.8.      Cancellation and Destruction of Bonds.......................................................   63
Section 3.9.      Requirements With Respect To Transfers......................................................   63
Section 3.10.     Registrar...................................................................................   63
Section 3.11.     Substitute Credit Facility..................................................................   63
Section 3.12.     Substitute Liquidity Facility...............................................................   64
Section 3.13.     Rights of Credit Facility Provider..........................................................   65
Section 3.14.     Favorable Opinion of Bond Counsel...........................................................   68

                                                     ARTICLE IV
                                   APPLICATION OF BOND PROCEEDS AND OTHER AMOUNTS

Section 4.1.      Accrued Interest............................................................................   69
Section 4.2.      Bond Proceeds...............................................................................   69
Section 4.3.      Borrower Contribution.......................................................................   69

                                                      ARTICLE V
                                           CUSTODY AND INVESTMENT OF FUNDS

Section 5.1.      Creation of Funds...........................................................................   70
Section 5.2.      Refunding Fund..............................................................................   70
Section 5.3.      Debt Service Fund...........................................................................   71
Section 5.4.      Rebate Fund.................................................................................   73
Section 5.5.      Renewal Fund................................................................................   73
Section 5.6.      Investment of Funds and Accounts............................................................   73
Section 5.7.      Non-presentment of Bonds....................................................................   74

                                                     ARTICLE VI
                                                 REDEMPTION OF BONDS

Section 6.1.      Privilege of Redemption and Redemption Price................................................   75
Section 6.2.      Selection of Bonds to be Redeemed...........................................................   75
Section 6.3.      Notice of Redemption........................................................................   75
Section 6.4.      Payment of Redeemed Bonds...................................................................   76
Section 6.5.      Cancellation of Redeemed Bonds..............................................................   76
Section 6.6.      Sources of Redemption Payments..............................................................   76

                                                     ARTICLE VII
                                                PARTICULAR COVENANTS

Section 7.1.      No Pecuniary Liability on Authority or Officers.............................................   77
Section 7.2.      Payment of Principal, Redemption Price, if any, and Interest................................   77
Section 7.3.      Performance of Covenants....................................................................   77
Section 7.4.      Further Assurances..........................................................................   77
Section 7.5.      Inspection of Project Books.................................................................   78
Section 7.6.      Rights under Financing Documents............................................................   78
Section 7.7.      Creation of Liens, Indebtedness.............................................................   78
Section 7.8.      Recording and Filing........................................................................   78

                                                    ARTICLE VIII
                                               REMEDIES OF BONDHOLDERS

Section 8.1.      Events of Default Defined...................................................................   79
Section 8.2.      Acceleration and Annulment Thereof..........................................................   79

                                                                    Exhibit 4.26

Section 8.3.      Other Remedies..............................................................................   81
Section 8.4.      Legal Proceedings by Trustee................................................................   81
Section 8.5.      Discontinuance of Proceedings by Trustee....................................................   81
Section 8.6.      Bondholders May Direct Proceedings..........................................................   81
Section 8.7.      Limitations on Actions by Bondholders.......................................................   81
Section 8.8.      Trustee May Enforce Rights Without Possession of Bonds......................................   82
Section 8.9.      Remedies Not Exclusive......................................................................   82
Section 8.10.     Delays and Omissions Not to Impair Rights...................................................   82
Section 8.11.     Application of Monies in Event of Default...................................................   82

                                                     ARTICLE IX
                                              TRUSTEE AND PAYING AGENTS

Section 9.1.      Appointment and Acceptance of Duties........................................................   84
Section 9.2.      Indemnity...................................................................................   84
Section 9.3.      Responsibilities of Trustee.................................................................   84
Section 9.4.      Compensation................................................................................   86
Section 9.5.      Evidence on Which Trustee May Act...........................................................   86
Section 9.6.      Evidence of Signatures of Holders of the Bonds and Ownership of Bonds.......................   86
Section 9.7.      Trustee and any Paying Agent, May Deal in Bonds and With Borrower...........................   87
Section 9.8.      Resignation or Removal of Trustee...........................................................   87
Section 9.9.      Successor Trustee...........................................................................   87
Section 9.10.     Appointment and Responsibilities of Paying Agent............................................   89
Section 9.11.     Resignation or Removal of Paying Agent; Successors..........................................   89
Section 9.12.     Monies Held for Particular Bonds............................................................   90
Section 9.13.     Continuation Statements.....................................................................   90
Section 9.14.     [Reserved]..................................................................................   90
Section 9.15.     Payments Due on non-Business Day............................................................   90
Section 9.16.     Appointment of co-Trustee...................................................................   90
Section 9.17.     Project Description.........................................................................   91
Section 9.18.     Qualifications of Remarketing Agent; Resignation; Removal...................................   91

                                                      ARTICLE X
                                               AMENDMENTS OF INDENTURE

Section 10.1.     Limitation on Modifications.................................................................   93
Section 10.2.     Supplemental Indentures Without Consent of Holders of the Bonds.............................   93
Section 10.3.     Supplemental Indentures With Consent of Holders of the Bonds................................   94
Section 10.4.     Supplemental Indenture Part of the Indenture................................................   95

                                                     ARTICLE XI
                                          AMENDMENTS OF FINANCING DOCUMENTS

Section 11.1.     Rights of Borrower..........................................................................   96
Section 11.2.     Amendments of Financing Documents Not Requiring Consent of Holders of the Bonds.............   96
Section 11.3.     Amendments of Financing Documents Requiring Consent of Holders of the Bonds.................   96

                                                     ARTICLE XII
                                               DISCHARGE OF INDENTURE

Section 12.1.     Defeasance..................................................................................   97

                                                                    Exhibit 4.26

                                                    ARTICLE XIII
                                                 GENERAL PROVISIONS

Section 13.1.     Notices.....................................................................................   99
Section 13.2.     Covenant Against Discrimination.............................................................   99
Section 13.3.     Parties Interested Herein...................................................................   99
Section 13.4.     Credit Facility Provider and Liquidity Facility Provider as Third Party Beneficiaries.......   99
Section 13.5.     Amendments Affecting Rights of Bank.........................................................  100
Section 13.6.     Effective Date; Counterparts................................................................  100
Section 13.7.     Date for Identification Purposes Only.......................................................  100
Section 13.8.     Separability of Invalid Provisions..........................................................  100
Section 13.9.     Notice to Rating Agencies...................................................................  100

                                                                    Exhibit 4.26

      THIS INDENTURE OF TRUST, made and dated as of August 1, 2004, by and between the CONNECTICUT DEVELOPMENT AUTHORITY, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, with a corporate trust office located in Hartford, Connecticut, as Trustee,

                                WITNESSETH THAT:

      WHEREAS, the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23zz, as amended (the "Act"), declares that there is a continuing need in the State (1) for industrial development and activity to provide and maintain employment and tax revenues and to control, abate and prevent pollution to protect the public health and safety, (2) for the development of recreation facilities to promote tourism, provide and maintain employment and tax revenues, and promote the public welfare, (3) for the development of commercial and retail sales and service facilities in urban areas to provide and maintain construction and permanent employment and tax revenues, to improve conditions of deteriorated physical development, slow economic growth and eroded financial health of the public and private sectors in urban areas and to revitalize the economy of urban areas, and (4) for assistance to public service businesses providing transportation and utility services in the State, and that the availability of financial assistance and suitable facilities are important inducements to industrial and commercial enterprises to remain or locate in the State and to provide industrial, recreation, urban and public service projects; and

      WHEREAS, the Act provides that (1) the term "project" as used therein means any facility, plant, works, system, building, structure, utility, fixture or other real property improvement located in the State, and the land on which it is located or which is reasonably necessary in connection therewith, which is of a nature or which is to be used or occupied by any person for purposes which would constitute it as an economic development project, recreation project, urban project, public service project or health care project, and any real property improvement reasonably related thereto, and (2) a project may also include or consist exclusively of machinery, equipment or fixtures; and

      WHEREAS, the Act provides that the Authority shall have power to determine the location and character of, and extend credit or make loans to any person for the planning, designing, acquiring, improving and equipping of, a project which may be secured by loan, lease or sale agreements, contracts and other instruments, upon such terms and conditions as the Authority shall determine to be reasonable, to require the inclusion in any contract, loan agreement or other instrument of such provisions for the construction, use, operation, maintenance and financing of the project as the Authority may deem necessary or desirable, to issue its bonds for such purposes, subject to the approval of the Treasurer of the State, and, as security for the payment of the principal or redemption price, if any, of and interest on any such bonds, to pledge or assign such a loan, lease or sale agreement and the revenues and receipts derived by the Authority from such a project; and

                                                                    Exhibit 4.26

      WHEREAS, the Authority has heretofore issued and sold $4,550,000 of its Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project
- 1993B Series) (the "Prior Obligations"), the proceeds of which were used to refund in full the Authority's Water Facilities Revenue Bonds (The Connecticut Water Company Project - 1979 Series), the proceeds of which were used to finance various capital improvements constituting a portion of the Borrower's existing water system (the "Project"); and

      WHEREAS, the Authority has by a resolution adopted on June 18, 2003 authorized the issuance of $4,550,000 principal amount of its Water Facilities Refunding Revenue Bonds (The Connecticut Water Company - 2004B Series) for the purpose of refunding in full the Prior Obligations; and

      WHEREAS, the Authority has determined that the issuance, sale and delivery of the Bonds, as hereinafter provided, is needed to refinance the cost of the Project, and concurrently herewith the Authority and the Borrower have entered into a Loan Agreement, dated as of August 1, 2004, providing for a loan by the Authority to the Borrower for such purpose in an amount equal to the principal amount of the Bonds; and

      WHEREAS, the Connecticut Department of Public Utility Control (the "DPUC") has approved the issuance of the Note; and

      WHEREAS, the Bonds shall be special obligations of the Authority, payable solely out of the revenues and other receipts, funds or monies derived by the Authority under the Agreement or the Indenture and from any amounts otherwise available under this Indenture for the payment of the Bonds; and

      WHEREAS, the Bonds are to be originally issued as fully registered bonds and such Bonds and the Trustee's certificate of authentication to be endorsed thereon shall be in substantially the following form, with appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

                                                                    Exhibit 4.26

                          [FORM OF VARIABLE RATE BOND]

No. R-                                                                $4,550,000

NEITHER THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL, PREMIUM, IF ANY, OF OR INTEREST ON THIS BOND.

                        CONNECTICUT DEVELOPMENT AUTHORITY
                     WATER FACILITIES REFUNDING REVENUE BOND
             (THE CONNECTICUT WATER COMPANY PROJECT - 2004B SERIES)

BOND DATE: September __, 2004

MATURITY DATE: September 1, 2028

INTEREST PAYMENT DATES:         The date on which the installment of interest on
                                the Bonds shall become due, which shall be any date on which Bonds are to be mandatorily tendered pursuant to the Indenture, on any Interest Mode Adjustment Date, at maturity, and:
                                (i) as to Bonds in the Daily Mode, the first
                                Business Day of each month; (ii) as to Bonds in the Weekly Mode, the first Wednesday of each month; (iii) as to Bonds in the Flexible Mode, the day immediately succeeding the last day of a Flexible Period; and (iv) as to Purchased Bonds, the first Business Day of each month and each date Purchased Bonds are remarketed.

REGISTERED OWNER: CEDE & CO.

MODE:    Weekly
(As of Date of Registration.)

PRINCIPAL AMOUNT: $4,550,000.00***

CUSIP NUMBER:

      CONNECTICUT DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the "State"), for value received, hereby promises to pay to the REGISTERED OWNER or registered assigns, on the MATURITY DATE, solely from the sources and in the manner hereinafter provided, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT and in like manner to pay interest on the unpaid principal balance thereof until the Authority's obligation with respect to the payment of

                                                                    Exhibit 4.26

such sum shall be discharged, payable as provided in this Bond. Interest shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed. The principal or redemption price of this bond is payable at the trust office of U.S. Bank National Association, as Paying Agent (the "Paying Agent"). Interest is payable (i) by check or draft mailed by the Paying Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent, or (ii) if the PRINCIPAL AMOUNT is not less than $1,000,000, at the option of the REGISTERED OWNER by wire transfer to the REGISTERED OWNER at such wire transfer address as it may request in writing to the Paying Agent prior to the applicable record date.

      Prior to the Fixed Rate Date applicable to this bond, the record date for payment of interest shall be the Business Day immediately preceding each INTEREST PAYMENT DATE; provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, U.S. Bank National Association, as trustee (the "Trustee"), may establish a special record date. The special record date may be not more than twenty (20) days before the date set for payment. The Trustee will mail notice of a special record date to the registered Owners of the Bonds (the "Bondowners") at least ten (10) days before the special record date. The Trustee will promptly certify to the Authority that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

      NOTICE: THIS BOND SHALL BE PURCHASED ON DEMAND OF THE OWNER UNDER CERTAIN CONDITIONS HEREINAFTER DESCRIBED. IN ADDITION, UNDER CERTAIN CIRCUMSTANCES, THIS BOND IS REQUIRED TO BE TENDERED TO THE PAYING AGENT (HEREINAFTER REFERRED TO), FOR PURCHASE AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT HEREOF PLUS ACCRUED INTEREST, IF ANY, PLUS A PREMIUM, IF ANY. ON SUCH PURCHASE DATE, INTEREST HEREON SHALL CEASE TO ACCRUE WHETHER OR NOT THE REGISTERED OWNER HAS ACTUALLY TENDERED THIS BOND, AND THEREAFTER THE REGISTERED OWNER OF THIS BOND SHALL LOOK ONLY TO FUNDS HELD BY THE PAYING AGENT (WHICH ARE NOT SUBJECT TO THE LIEN OF THE INDENTURE) FOR PAYMENT OF THE PURCHASE PRICE OF THIS BOND.

      Authorization and Purpose. This bond is one of an authorized issue of Bonds of the Authority in the aggregate principal amount of $4,550,000 designated: Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") which are issued for the purpose of refunding in full the Authority's $4,550,000 aggregate principal amount of Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project
- 1993B Series) (the "Prior Obligations"), which were issued for the purpose of refunding in full the Authority's $4,550,000 aggregate principal amount of Water Facilities Revenue Bonds (The Connecticut Water Company Project - 1979 Series), which were issued for the purpose of financing various capital improvements constituting a portion of the Borrower's existing water system (the "Project"), for the benefit of The Connecticut Water Company (the "Borrower"), a corporation organized and existing under the laws of the State of Connecticut, and paying necessary expenses incidental thereto. The Bonds are issued pursuant

                                                                    Exhibit 4.26

to the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23zz, as amended, a resolution adopted by the Authority on June 18, 2003 and an Indenture of Trust, dated as of August 1, 2004 (which Indenture as from time to time amended and supplemented is herein referred to as the "Indenture"), duly executed and delivered by the Authority to U.S. Bank National Association, as trustee (with its successors, the "Trustee"), and are equally and ratably secured by and entitled to the protection of the Indenture, which is on file in the office of the Trustee.

      Pledge and Security. Pursuant to the Indenture, the Authority has assigned to the Trustee all of its right, title and interest in and to a Loan Agreement, dated as of August 1, 2004, as it may be amended or supplemented from time to time (the "Agreement"), between the Authority and the Borrower, and the Note evidencing the Borrower's obligations under the Agreement (except for certain enforcement and indemnification rights which are reserved in the Indenture), including all rights to receive loan payments sufficient to pay the principal or premium if any, of and interest and all other amounts due on the Bonds as the same become due, to be made by the Borrower pursuant to the Agreement. The Agreement sets forth the terms and conditions under which the Authority will provide for the refinancing of the Project and under which the Borrower will use and occupy the Project and make loan payments to the Authority in such amounts as are necessary to pay the principal of, premium if any, and interest on the Bonds. Reference is hereby made to the Indenture for the definition of any capitalized word or term used but not defined herein and for a description of the property pledged, assigned and otherwise available for the payment of the Bonds, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the owners of the Bonds, and the terms upon which the Bonds are issued and secured, and the holders of the Bonds are deemed to assent to the provisions of the Indenture by the acceptance of this bond.

      Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

      Interest Rate. The interest rate on this bond shall vary and be determined from time to time in accordance with the provisions of the Indenture, and any such determination shall be conclusive and binding upon the REGISTERED OWNER hereof. Prior to the Fixed Rate Date, the Bonds shall be in a Daily Mode, a Weekly Mode, or a Flexible Mode. Interest on the Bonds may be converted to a Fixed Interest Rate for the remaining term of the Bonds. The Bonds will initially be in the Weekly Mode and may be converted from one Interest Mode to another Interest Mode at the option of the Borrower upon satisfaction of the conditions and in accordance with the provisions set forth in the Indenture.

      Optional Tender for Purchase. This bond, while in a Daily Mode or Weekly Mode, is subject to tender at the option of the REGISTERED OWNER hereof in accordance with the provisions of the Indenture, which include without limitation (a) the delivery to the Paying Agent (and the Remarketing Agent if in a Daily Mode) of an irrevocable Bondholder Tender Notice and telephonic notice to the Paying Agent of certain of the information to be contained therein, including without limitation the date on which this bond is to be purchased, which date shall be (i) in the case of Bonds in the Daily Mode, any Business Day provided that said telephonic notice is given and such Bondowner Tender Notice is delivered to the Paying Agent (and the Remarketing Agent if the Bonds are in a Daily Mode) by 10:00 a.m., New York City time, on

                                                                    Exhibit 4.26

such Business Day, or (ii) in the case of Bonds in the Weekly Mode, not later than 3:00 p.m., New York City time, on any Business Day which is at least seven
(7) calendar days, but not more than fourteen (14) calendar days, prior to the Business Day specified in such notice for the tender and purchase of this bond; and (b) delivery to the Paying Agent at or prior to 12:00 noon New York City time, on the date specified in the aforesaid notice, of this bond. The right of the REGISTERED OWNER hereof to so tender this bond shall terminate upon the earliest of (i) the Liquidity Facility Expiration Date, and (ii) the date all Bonds are converted to a Fixed Rate.

      Mandatory Tender for Purchase. In addition, the Bonds, except for Purchased Bonds and Borrower Bonds, are subject to mandatory purchase, in accordance with the provisions of the Indenture, on (i) a Scheduled Borrower Tender Date, (ii) any Interest Mode Adjustment Date, (iii) the second (2nd) Business Day preceding a Credit Facility Expiration Date or a Liquidity Facility Expiration Date, (iv) the second (2nd) Business Day preceding a Credit Facility Termination Date or a Liquidity Facility Termination Date, (v) on the fifth
(5th) calendar day prior to a Substitution Date, and (vi) with respect to Bonds in a Flexible Mode, on each Flexible Date. Notice of such mandatory purchase shall be given to the REGISTERED OWNER in accordance with the provisions of the Indenture, at least thirty (30) days (fifteen (15) days with respect to Bonds in a Daily Mode or Weekly Mode), unless a shorter period is required pursuant to the provisions of the Indenture, prior to the Purchase Date.

      Interest accruing on undelivered Bonds subject to mandatory or optional tender after the Purchase Date shall not be payable to the former Holder of such Bonds.

      Purchased Bonds Redemption. Purchased Bonds shall be subject to mandatory redemption prior to maturity, in whole, on the Liquidity Facility Expiration Date at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date.

      Optional Redemption. Prior to the Fixed Rate Date applicable to any Variable Rate Bonds, such Bonds shall be subject to optional redemption prior to maturity, at the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to Section 8.1(A) thereof, on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the date of redemption.

      Extraordinary Optional Redemption. In addition, at the option of the Authority, which option shall be exercised upon the giving of notice by the Borrower of its intention to prepay amounts due under the Agreement, the Bonds are subject to redemption prior to maturity as a whole on any date at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, if any one or more of the events of casualty to or condemnation of the Project or change in law or certain economic events affecting the Project specified in subsection 8.1(B) of the Agreement shall have occurred, as evidenced in each case by the filing of a certificate of an Authorized Representative of the Borrower.

      Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bonds shall be redeemed on any day selected by the Borrower that is not more than 180 days after the occurrence of such Determination of Taxability as provided in the Indenture, at the Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date

                                                                    Exhibit 4.26

of redemption. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Borrower delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption.

      Selection of Bonds for Redemption. In the event that less than all of the Bonds are to be redeemed, the Bonds (or portions of Bonds) to be redeemed shall be selected by the Trustee as provided in the Indenture; provided that for so long as CEDE & CO., as nominee of The Depository Trust Company ("DTC"), is the REGISTERED OWNER, the beneficial interests in the particular Bonds or portions thereof to be redeemed shall be selected by DTC, in such manner as DTC may determine. Interest on Bonds called for redemption shall be due and payable on the redemption date.

      Notice of Redemption. Notice of any redemption shall be given by the Trustee mailing a copy of the redemption notice by registered or certified mail to the registered Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books kept by the Paying Agent (a) prior to the Fixed Rate Date, not more than thirty (30) nor less than fifteen (15) days prior to the redemption date, and (b) on and after the Fixed Rate Date, not more than forty-five (45) nor less than thirty (30) days prior to the redemption date. Failure to mail notice to the Owner of any other Bond or any defect in the notice to such an Owner shall not affect the redemption of this bond.

      If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of one hundred thousand dollars ($100,000) or any integral multiple of five thousand dollars ($5,000) in excess thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

      Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, monies for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption interest on this bond (or such portion) will no longer accrue.

      Event of Default. In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Indenture.

      Transfer of Bonds. This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will

                                                                    Exhibit 4.26

not be required to make an exchange or transfer of this bond during the fifteen
(15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

      Amendment of Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the owners of the Bonds at any time by the Authority with the consent of the Credit Facility Provider, unless the Credit Facility Provider is in payment default under the Credit Facility, in which case such amendment shall require the consent of the owners of not less than 51% in aggregate principal amount of the Bonds at the time outstanding thereunder. Any such consent shall be conclusive and binding upon each such owner and upon all future owners of each Bond and of any such Bond issued upon the transfer thereof, whether or not notation of such consent is made thereon. The Indenture also permits the amendment thereof by the Authority but without the consent of the owners of the Bonds or the Credit Facility Provider for certain specified purposes.

      Limitation on Bondholder Enforcement Rights. The owner of this bond shall have no right to enforce the provisions of the Indenture, to institute action to enforce the provisions and covenants thereof or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. Anything in the Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default under the Indenture, so long as the Credit Facility is in effect and the Credit Facility Provider is not in default thereunder, the Credit Facility Provider shall be entitled to control and direct the enforcement of all rights and remedies granted to the holders of the Bonds or the Trustee for the benefit of the holders of the Bonds under the Indenture.

      Special Obligations of the Authority. This bond and the issue of which it forms a part are special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or redemption price, if any, of or interest on this bond and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds do not now and shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by either of them within the meaning of any constitutional or statutory limitation.

      Estoppel Clause. This bond is issued pursuant to and in full compliance with the Constitution and laws of the State. It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law and that the issuance of this bond and of the issue of which it forms a part, together with all other obligations of the Authority, do not exceed or violate any constitutional or statutory limitation.

      NEITHER THE AUTHORITY, THE TRUSTEE, THE REMARKETING AGENT NOR ANY PAYING AGENT WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO PARTICIPANTS, TO INDIRECT PARTICIPANTS OR TO ANY BENEFICIAL OWNER

                                                                    Exhibit 4.26

WITH RESPECT TO (I) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY, ANY PARTICIPANT, OR ANY INDIRECT PARTICIPANT;
(II) THE PAYMENT BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT WITH RESPECT TO THE PRINCIPAL OF, OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (III) THE SELECTION BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY DIRECT OR INDIRECT PARTICIPANT OF ANY PERSON TO RECEIVE PAYMENT IN THE EVENT OF A PARTIAL REDEMPTION OF THE BONDS;
(IV) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY AS BONDHOLDER; OR (V) THE DELIVERY TO ANY PARTICIPANT, OR INDIRECT PARTICIPANT, BENEFICIAL OWNER OR OTHER PERSON OTHER THAN DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OF ANY NOTICE WITH RESPECT TO THE BONDS, INCLUDING BUT NOT LIMITED TO, ANY NOTICE OF REDEMPTION.

      No Personal Liability. Neither the officers, directors or employees of the Authority or the Trustee nor any person executing this bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

      Authentication. This bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Paying Agent.

      Persons Deemed Holders. The Authority, the Trustee, the Paying Agent, the Remarketing Agent, the Credit Facility Provider, the Liquidity Facility Provider and the Borrower may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

                                                                    Exhibit 4.26

      IN WITNESS WHEREOF, the CONNECTICUT DEVELOPMENT AUTHORITY has caused this Bond to be executed in its name by the manual or facsimile signature of its Authorized Representative.

                            CONNECTICUT DEVELOPMENT AUTHORITY

                            By
                                _____________________________________________
                                Authorized Representative

                                                                    Exhibit 4.26

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

      This bond is one of the Bonds of the issue described in the within mentioned Indenture.

Date of Registration:

                             U.S. BANK NATIONAL ASSOCIATION, Trustee

                             By                                          [,or
                                 _______________________________________
                                 Authorized Signature

                             U.S. BANK NATIONAL ASSOCIATION,
                             Paying Agent

                             By
                                 _______________________________________
                                 Authorized Signature]

                                                                    Exhibit 4.26

                        FORM OF BONDHOLDER TENDER NOTICE

      The undersigned (a) hereby certifies that it is the lawful registered Owner of this bond on the date shown below as the "Date of Exercise of Bondholder Tender Option", (b) hereby gives notice to the Paying Agent (and the Remarketing Agent if this bond is in the Daily Mode) of the exercise by the undersigned of its option to have this bond or a portion hereof as specified below purchased on the Purchase Date indicated below pursuant to the terms of the Indenture, and (c) in order to exercise said option, hereby tenders or will tender and deliver this bond to the Paying Agent for purchase of this bond or a portion hereof as specified below on the Purchase Date designated below for a Purchase Price equal to the sum of 100% of the principal amount hereof to be purchased plus accrued interest, if any. The undersigned does hereby also assign and transfer and direct the Paying Agent to transfer the bond upon delivery thereof under the terms and conditions contained in the Indenture.

      The undersigned hereby elects to receive payment of the Purchase Price of the Bonds, in one of the following manners (check the desired method):

      MANNER A________      in lawful money of the United States of America,
                            directly to the undersigned on the applicable
                            Purchase Date, upon surrender of the bonds (if not submitted herewith);

      MANNER B________      by wire transfer of immediately available funds to
                            account number___________ at___________ on the
                            applicable Purchase Date; provided, however, that the undersigned may not utilize this Manner B to receive the Purchase Price unless the undersigned is the Owner of at least $1,000,000 aggregate principal amount of Bonds.

Name and address of Bondholder: ____________________

Date of Exercise of Bondholder Option: ____________________

Purchase Date:____________________

Portion of Bond to be purchased (must be in Authorized Denominations and amount of Bond not tendered must be in Authorized Denominations): $__________________

                                                                    Exhibit 4.26

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

For value received the undersigned sells, assigns and transfers this bond to

________________________________________________________________________________
(Name and Address of Assignee)

________________________________________________________________________________

Social Security or Other Identifying Number of Assignee

and irrevocably appoints __________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.

________________________________________________________________________________

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

____________________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By: _________________________________________________
     Authorized Signature

                       [END OF FORM OF VARIABLE RATE BOND]

                                                                    Exhibit 4.26

                            [FORM OF FIXED RATE BOND]

No. R-                                                                $4,550,000

    NEITHER THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL, PREMIUM, IF ANY, OF OR INTEREST ON THIS BOND.

                        CONNECTICUT DEVELOPMENT AUTHORITY
                     WATER FACILITIES REFUNDING REVENUE BOND
             (THE CONNECTICUT WATER COMPANY PROJECT - 2004B SERIES)

BOND DATE: September __, 2004

MATURITY DATE: September 1, 2028

INTEREST PAYMENT DATES: March 1 and September 1, commencing _________ 1, 200_

INTEREST RATE: %

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT: $4,550,000.00***

CUSIP NUMBER:

      CONNECTICUT DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the "State"), for value received, hereby promises to pay to the REGISTERED OWNER or registered assigns, on the MATURITY DATE, solely from the sources and in the manner hereinafter provided, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT and in like manner to pay interest on the unpaid principal balance thereof until the Authority's obligation with respect to the payment of such sum shall be discharged. Interest shall be payable (computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND at the INTEREST RATE per annum, payable semi-annually on the INTEREST PAYMENT DATES until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the same rate until paid or duly provided for.

      Payment of Principal and Interest. The principal and premium, if any, of this Bond is payable to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the corporate trust office of U.S. Bank National Association, as Paying Agent (with its successors, the "Paying Agent"). Interest is payable (i) by check or draft mailed by the Paying

                                                                    Exhibit 4.26

Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent; or (ii) if the PRINCIPAL AMOUNT is not less than $1,000,000, at the option of the REGISTERED OWNER, by wire transfer to the REGISTERED OWNER at such wire transfer address as it may request in writing to the Paying Agent prior to the applicable record date. If any payment, redemption or maturity date for principal, premium or interest shall not be a Business Day then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date. Payment shall be in any coin or currency of the United States of America, which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts.

      The record date for payment of interest is the first day of the month in which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the registered owners of the Bonds (the "Bondholders") at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority and the Trustee that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

      Authorization and Purpose. This bond is one of an authorized issue of Bonds of the Authority in the aggregate principal amount of $4,550,000 designated: Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) (the "Bonds") which are issued for the purpose of refunding in full the Authority's $4,550,000 aggregate principal amount of Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project
- 1993B Series) (the "Prior Obligations"), which were issued for the purpose of refunding in full the Authority's Water Facilities Revenue Bonds (The Connecticut Water Company Project - 1979 Series), which were issued for the purpose of financing various capital improvements constituting a portion of the Borrower's existing water system (the "Project"), for the benefit of The Connecticut Water Company (the "Borrower"), a corporation organized and existing under the laws of the State of Connecticut, and paying necessary expenses incidental thereto. The Bonds are issued pursuant to the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23zz, as amended, a resolution adopted by the Authority on June 18, 2003 and an Indenture of Trust, dated as of August 1, 2004 (which Indenture as from time to time amended and supplemented is herein referred to as the "Indenture"), duly executed and delivered by the Authority to U.S. Bank National Association, as trustee (with its successors, the "Trustee"), and are equally and ratably secured by and entitled to the protection of the Indenture, which is on file in the office of the Trustee.

      Pledge and Security. Pursuant to the Indenture, the Authority has assigned to the Trustee all of its right, title and interest in and to a Loan Agreement, dated as of August 1, 2004, as it may be amended or supplemented from time to time (the "Agreement"), between the Authority and the Borrower, and the Note evidencing the Borrower's obligations under the Agreement

                                                                    Exhibit 4.26

(except for certain enforcement and indemnification rights which are reserved in the Indenture), including all rights to receive loan payments sufficient to pay the principal or premium if any, of and interest and all other amounts due on the Bonds as the same become due, to be made by the Borrower pursuant to the Agreement. The Agreement sets forth the terms and conditions under which the Authority will provide for the refinancing of the Project and under which the Borrower will use and occupy the Project and make loan payments to the Authority in such amounts as are necessary to pay the principal of, premium if any, and interest on the Bonds. Reference is hereby made to the Indenture for the definition of any capitalized word or term used but not defined herein and for a description of the property pledged, assigned and otherwise available for the payment of the Bonds, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the owners of the Bonds, and the terms upon which the Bonds are issued and secured, and the holders of the Bonds are deemed to assent to the provisions of the Indenture by the acceptance of this bond.

      Event of Default. In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Indenture.

      General Optional Redemption. The Bonds are subject to redemption prior to maturity from time to time pursuant to the Indenture at the option of the Authority, which option shall be exercised at the direction of the Borrower, as a whole or in part on any date, at the following prices expressed in percentages of their principal amount, plus accrued interest to the date of redemption:

Period During Which Redeemed                                        Redemption Price
----------------------------                                        ----------------
September 1, 20__ to August 31, 20__                                      ___%
September 1, 20__ to August 31, 20__                                      ___%
September 1, 20__ and thereafter                                          ___%

      Extraordinary Optional Redemption. In addition, at the option of the Authority, which option shall be exercised upon the giving of notice by the Borrower of its intention to prepay amounts due under the Agreement, the Bonds are subject to redemption prior to maturity as a whole on any date at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, if any one or more of the events of casualty to or condemnation of the Project or change in law or certain economic events affecting the Project specified in subsection 8.1(B) of the Agreement shall have occurred, as evidenced in each case by the filing of a certificate of an Authorized Representative of the Borrower.

      Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bonds shall be redeemed on any day selected by the Borrower that is not more than 180 days after the occurrence of such Determination of Taxability as provided in the Indenture, at the Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Borrower delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of

                                                                    Exhibit 4.26

the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption.

      Selection of Bonds to be Redeemed. If less than all of the Outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Indenture.

      Notice of Redemption. In the event this bond is selected for redemption, notice (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date) will be mailed no more than forty-five (45) days nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

      If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

      Notice of redemption having been duly mailed, and moneys for the redemption having been deposited with the Paying Agent, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

      Transfer of Bonds. This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

      Amendment of Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the owners of the Bonds at any time by the Authority with the consent of the owners of not less than 51% in aggregate principal amount of the Bonds at the time outstanding thereunder. Any such consent shall be conclusive and binding upon each such owner and upon all future owners of each Bond and of any such Bond issued upon the transfer thereof, whether or not notation of such consent is made thereon. The Indenture also permits the

                                                                    Exhibit 4.26

amendment thereof by the Authority but without the consent of the owners of the Bonds for certain specified purposes.

      Limitation on Bondholder Enforcement Rights. The owner of this bond shall have no right to enforce the provisions of the Indenture, to institute action to enforce the provisions and covenants thereof or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

      Special Obligations of the Authority. This bond and the issue of which it forms a part are special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or redemption price, if any, of or interest on this bond and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds do not now and shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by either of them within the meaning of any constitutional or statutory limitation.

      Estoppel Clause. This bond is issued pursuant to and in full compliance with the Constitution and laws of the State. It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law and that the issuance of this bond and of the issue of which it forms a part, together with all other obligations of the Authority, do not exceed or violate any constitutional or statutory limitation.

      NEITHER THE AUTHORITY, THE TRUSTEE NOR ANY PAYING AGENT WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO PARTICIPANTS, TO INDIRECT PARTICIPANTS OR TO ANY BENEFICIAL OWNER WITH RESPECT TO (I) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY, ANY PARTICIPANT, OR ANY INDIRECT PARTICIPANT; (II) THE PAYMENT BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT WITH RESPECT TO THE PRINCIPAL OF, OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (III) THE SELECTION BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY DIRECT OR INDIRECT PARTICIPANT OF ANY PERSON TO RECEIVE PAYMENT IN THE EVENT OF A PARTIAL REDEMPTION OF THE BONDS; (IV) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY AS BONDHOLDER; OR (V) THE DELIVERY TO ANY PARTICIPANT, OR INDIRECT PARTICIPANT, BENEFICIAL OWNER OR OTHER PERSON OTHER THAN DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OF ANY NOTICE WITH RESPECT TO THE BONDS, INCLUDING BUT NOT LIMITED TO, ANY NOTICE OF REDEMPTION.

      No Personal Liability. Neither the officers, directors or employees of the Authority or the Trustee nor any person executing this bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

                                                                    Exhibit 4.26

      Authentication. This bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Paying Agent.

      Authorized Denomination. The Bonds are issuable only in fully registered form in denominations of $5,000 or any multiple thereof.

      Persons Deemed Owners. The Authority, the Trustee, the Paying Agent and the Borrower may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

                                                                    Exhibit 4.26

      IN WITNESS WHEREOF, the CONNECTICUT DEVELOPMENT AUTHORITY has caused this Bond to be executed in its name by the manual or facsimile signature of its Authorized Representative.

                             CONNECTICUT DEVELOPMENT AUTHORITY

                             By
                                 _________________________________________
                                 Authorized Representative

                                                                    Exhibit 4.26

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

      This bond is one of the Bonds of the issue described in the within mentioned Indenture.

Date of Registration:

                            U.S. BANK NATIONAL ASSOCIATION, Trustee

                            By                                      [,or
                                ___________________________________
                                Authorized Signature

                            U.S. BANK NATIONAL ASSOCIATION,
                            Paying Agent

                            By
                                ___________________________________
                                Authorized Signature]

                                                                    Exhibit 4.26

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

      For value received the undersigned sells, assigns and transfers this bond to

________________________________________________________________________________

(Name and Address of Assignee)

________________________________________________________________________________

Social Security or Other Identifying Number of Assignee

and irrevocably appoints __________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.

________________________________________________________________________________

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

_________________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By: _________________________________________________
     Authorized Signature

                        [END OF FORM OF FIXED RATE BOND]

                                                                    Exhibit 4.26

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Authority according to the import thereof, and to constitute this Indenture a valid pledge of revenues to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due in connection therewith and a valid assignment of the rights of the Authority (except as stated below) under the Agreement and the Note have been done and performed, and the creation, execution and delivery of this Indenture and the creation, execution and issuance of the Bonds subject to the terms hereof, have in all respects been duly authorized;

      NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS:

                                GRANTING CLAUSES

      That the Authority in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof and the issuance of a Credit Facility by the Credit Facility Provider, and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, Redemption Price, if any, and interest on the Bonds according to their tenor and effect and all other amounts due in connection therewith and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds, does hereby grant, bargain, sell, convey, pledge and assign unto, and grant a security interest in and to the Trustee, and unto its respective successors in trust, and to their respective assigns, forever, for the securing of the performance of the obligations of the Authority hereinafter set forth, the following:

                                       I.

      The Agreement and the Note (except to the extent to which any such document provides for the indemnification or the payment of expenses of the Authority, rights of the Authority to inspect the Project, receive notices and grant approvals) including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Authority therein, including, but without limiting the generality of the foregoing, the present and continuing right to claim, collect and receive any of the moneys, income, revenues, issues, profits and other amounts payable or receivable thereunder, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Authority is or may become entitled to do under the Agreement and the Note but reserving, however, to the Authority rights of the Authority under Section 6.2, 6.4 and 7.3 of the Agreement upon the conditions therein set forth;

                                       II.

      All Funds and Accounts (except the Rebate Fund and the Tender Fund) and moneys therein; and

                                                                    Exhibit 4.26

                                      III.

      All moneys and securities from time to time held by the Trustee or the Paying Agent under the terms of this Indenture (except moneys and securities in the Rebate Fund and the Tender Fund) and any and all other real or personal property of every name and nature concurrently herewith or from time to time hereafter by delivery or by writing of any nature conveyed, mortgaged, pledged, assigned or transferred as and for additional security hereunder by the Authority or by anyone in its behalf, or with its written consent, to the Trustee or the Paying Agent, which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

      TO HAVE AND TO HOLD all and singular the trust estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors and assigns in trust forever to its and their own proper use and behoof but:

      IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future holders and owners of the Bonds from time to time issued and to be issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

      PROVIDED, HOWEVER, that if the Authority, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, Redemption Price, if any, and interest on, the Bonds due or to become due thereon, and all other amounts due thereunder, at the times and in the manner mentioned in the Bonds according to their tenor, and shall cause the payments to be made on the Bonds as required under Article VII hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions of the Agreement, the Note and this Indenture and all Credit Facility Payment Obligations, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

      THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the property, rights and interests, including, without limitation the loan payments and other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective holders and owners of the Bonds and Credit Facility Providers, or any of them, as follows:

                                                                    Exhibit 4.26

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

      SECTION 1.1. DEFINITIONS. As used in this Indenture:

      "Account" or "Accounts" shall mean the Account or Accounts established pursuant to Article V herein below.

      "Act" means the State Commerce Act, constituting Connecticut General Statutes, Sections 32-la through 32-23zz, as amended.

      "Affiliate" means any Person (whether for-profit or not-for-profit), which "controls," or is "controlled" by, or is under common "control" with, another Person. For purposes of this definition, a Person "controls" another Person when the first Person possesses or exercises directly, or indirectly through one or more other affiliates or related entities, the power to direct the management and policies of the other Person, whether through the ownership of voting rights, membership, the power to appoint members, trustees or directors, by contract, or otherwise.

      "Agreement" means the Loan Agreement of even date herewith between the Authority and the Borrower, and any amendments and supplements thereto.

      "Authority" means the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut duly organized and existing under the laws of the State, and any body, board, authority, agency or other political subdivision or instrumentality of the State which shall hereafter succeed to the powers, duties and functions thereof.

      "Authorized Denomination" means, with respect to Variable Rate Bonds and Purchased Bonds, $100,000 or any integral multiple of $5,000 in excess thereof, and, with respect to Fixed Rate Bonds, $5,000 or any integral multiple thereof.

      "Authorized Investments" means Federal Securities, United States agency obligations, commercial paper having the highest rating by a nationally recognized securities rating service, savings accounts with banks or savings and loan associations to the extent such accounts are fully federally insured, bank acceptances which are eligible collateral for borrowing from Federal Reserve Banks and certificates of deposit of the Trustee (but only to the extent such certificates of deposit do not exceed 10% of the amounts held in all funds and accounts hereunder) and tax-exempt bonds and tax-exempt notes rated in the highest rating category by Moody's and/or S&P and such other investments as the Credit Facility Provider may consent to.

      "Authorized Representative" means, in the case of the Authority, the Chairman or Vice Chairman, the President, the Executive Vice President, Deputy Director or any Senior Vice President or any Vice President thereof, in the case of the Borrower, the Chairman, the President and Chief Executive Officer, the Vice-President-Chief Financial Officer and Treasurer, and any Vice President, Assistant Treasurer or Secretary and, in the case of the Bank, when used with reference to any act or document, a Senior Vice President, Vice President or any other person authorized to perform such act or sign such document by or pursuant to a resolution of the

                                                                    Exhibit 4.26

governing body of the Bank, and, when used with reference to the performance of any act, the discharge of any duty or the execution of any certificate or other document, any officer, employee or other person authorized to perform such act, discharge such duty or execute such certificate or other document.

      "Bank" means Citizens Bank of Rhode Island and its successors and assigns.

      "Beneficial Owner" shall have the meaning specified in Section 2.8 hereof. If any person claims to the Trustee to be a Beneficial Owner, for purposes of Sections 2.9(C), such person shall prove such claim to the satisfaction of the Trustee with such documentation and signature guaranties as the Trustee may request and shall be responsible for and pay any costs associated with such claim.

      "Bonds" means the $4,550,000 Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) authorized and issued pursuant to Section 2.3 hereof.

      "Bond Counsel" means Winston & Strawn LLP or such other nationally recognized bond counsel selected by the Authority and reasonably satisfactory to the Borrower and Trustee.

      "Bondholder", "holder" or "owner" or words of similar import when used with reference to Bonds, shall unless otherwise specified, mean any person who shall be the registered owner of any Outstanding Bond.

      "Bondholder Tender Notice" means written notice of a Bondholder (other than the Liquidity Facility Provider), delivered to the Paying Agent or Remarketing Agent, as applicable, evidencing a Bondholder's election to tender Bonds as provided in Sections 2.15 and 2.16 of this Indenture, as the case may be, substantially in the form set forth on the form of the Variable Rate Bond contained herein.

      "Borrower" means (i) The Connecticut Water Company, a corporation organized and existing under the laws of the State of Connecticut, and its successors and assigns and (ii) any surviving, resulting or transferee corporation as provided in Section 6.1 of the Agreement.

      "Borrower Bonds" means Bonds that have been purchased by the Borrower in accordance with Section 3.1(E) of the Agreement.

      "Business Day" means any day (i) that is not a Saturday or Sunday, (ii) that is a day on which banks located in Hartford, Connecticut and New York, New York are not required or authorized to remain closed, (iii) that is a day on which banking institutions in the cities in which the principal offices of the Trustee, the Credit Facility Provider, the Liquidity Facility Provider, the Paying Agent and the Remarketing Agent are located and are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed.

      "Cede & Co." means the nominee for The Depository Trust Company (DTC) who shall act as securities depository for the Bonds.

                                                                    Exhibit 4.26

      "Code" means the Internal Revenue Code of 1986, as amended and regulations promulgated thereunder.

      "Computation Period" means each period from the date of issuance through the date on which a determination of the Rebatable Arbitrage is made or required to be made pursuant to Section 8.3 of the Tax Regulatory Agreement.

      "Credit Facility" means the Letter of Credit that provides for the payment of principal of and interest on the Bonds and any Substitute Credit Facility delivered pursuant to Section 3.11 of this Indenture.

      "Credit Facility Documents" means the Credit Facility, the Reimbursement Agreement and any documents, agreements and/or instruments (including any security documents) executed and/or delivered in connection with the issuance of the Bonds.

      "Credit Facility Event of Insolvency" means that a proceeding has been instituted in a court having jurisdiction seeking an order for relief, rehabilitation, reorganization, conservation, liquidation or dissolution in respect of the Credit Facility Provider and such proceeding is not terminated for a period of sixty (60) consecutive days or such court enters an order granting the relief sought in such proceeding.

      "Credit Facility Expiration Date" means, with respect to a Credit Facility, including the Initial Credit Facility, the scheduled expiration date of such Credit Facility as it may be extended from time to time pursuant to the terms thereof or, if the Credit Facility has been replaced by a Substitute Credit Facility, the scheduled expiration date of such Substitute Credit Facility; provided however, "Credit Facility Expiration Date" shall not mean any date upon which the Credit Facility is no longer effective by reason of (a) an event constituting a Credit Facility Termination Date, (b) the Credit Facility expiring in connection with the conversion of the Bonds to Fixed Rate Bonds prior to the maturity date thereof if either Section 2.5(D)(ii)(B) or Section 2.5(D)(ii)(C) is complied with, or (c) obtaining a Substitute Credit Facility.

      "Credit Facility Payment Obligations" means, with respect to a Credit Facility Provider, any loans, advances, debts, liabilities, obligations, contingent obligations, covenants and duties owing to the Credit Facility Provider under the applicable Reimbursement Agreement or any other Credit Facility Documents. The amount of the Credit Facility Payment Obligations shall be established or calculated by the Credit Facility Provider from time to time and furnished to the Trustee in writing denominating the interest portion of such Credit Facility Payment Obligations and the principal portion of such Credit Facility Payment Obligations, such establishment or calculation being conclusive of the amount due, absent manifest error.

      "Credit Facility Provider" means the Initial Credit Facility Provider as issuer of the Letter of Credit for the Bonds and any Substitute Credit Facility Provider which issues a Substitute Credit Facility pursuant to Section 3.11 of this Indenture.

      "Credit Facility Termination Date" means the date, if any, upon which the Credit Facility, including the Initial Credit Facility, is to terminate with respect to the Bonds or with respect to defaulted Bonds as a result of the occurrence of any event specified in the Credit Facility or the

                                                                    Exhibit 4.26

applicable Credit Facility Documents providing the Credit Facility Provider with an option to terminate the Credit Facility.

      "Daily Mode" means an Interest Mode in which the interest rate on the Bonds in such Interest Mode is adjusted on each Business Day, or calendar day under certain circumstances, as provided in this Indenture.

      "Debt Service Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

      "Default" means any event or condition which will, with the lapse of time, or the giving of notice, or both, become an Event of Default.

      "DTC" or "The Depository Trust Company" shall mean the limited-purpose trust company organized under the laws of the State of New York which shall act as securities depository for the Bonds, and any successor thereto.

      "Depository" means DTC or any other depository holding the Bonds for purpose of a Book-Entry Only System.

      "Determination of Taxability" means with respect to the Bonds, (1) a ruling by the Internal Revenue Service, (2) the receipt by the owner of any of the Bonds from the Internal Revenue Service of a notice of assessment and demand for payment (provided the Borrower has been afforded the opportunity to participate at its own expense in all appeals and proceedings to which such owner of any Bonds is a party relating to such assessment and demand for payment) and the expiration of the appeal period provided therein if no appeal is taken or, if an appeal is taken by such owner of any Bonds as provided in
Section 6.3 of the Agreement within the applicable appeal period which has the effect of staying the demand for payment, a final unappealable decision by a court of competent jurisdiction, or (3) the admission in writing by the Borrower, in any case to the effect that the interest on the Bonds is includable in the gross income for federal income tax purposes (other than for purposes of alternative minimum tax, environmental tax or foreign branch profits tax) of an owner or former owner thereof, other than for a period during which such owner or former owner is or was a "substantial user" of the Project financed by such Bonds or a "related person" as such terms are defined in the Code. For purposes of this definition only, the term owner means the Beneficial Owner of the Bonds so long as the Book-Entry Only System is in effect.

      "Disclosure Agreement" means the agreement by and between the Borrower and U.S. Bank National Association, as dissemination agent, to be entered into upon conversion of the Bonds to Fixed Rate Bonds, providing for the provision of certain information relating to the Borrower, the Project and the Bonds, or any similar agreement or undertaking satisfying the requirements of Rule 15c2-12 of the Securities Exchange Act of 1934, as amended and supplemented from time to time.

      "Event of Bankruptcy" means the filing of a petition in bankruptcy or the commencement of a proceeding under the United States Bankruptcy Code or any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Authority, the Borrower, or any guarantor of the Bonds, as debtor.

                                                                    Exhibit 4.26

      "Event of Default" has the meaning given such term in Section 8.1 hereof.

      "Favorable Opinion of Bond Counsel" means an opinion of Bond Counsel addressed to the Authority, the Credit Facility Provider and the Trustee to the effect that the action proposed to be taken is not prohibited by the laws of the State or the Indenture and will not adversely affect any exclusion of interest on the Bonds from gross income for federal income tax purposes.

      "Federal Securities" means any direct and general obligations of, or any obligations whose full and timely payment is unconditionally guaranteed by, the United States of America.

      "Financing Documents" means (1), when used with respect to the Borrower, means the Agreement, the Tax Regulatory Agreement, the Note, the Disclosure Agreement and the general certificate of the Borrower delivered in connection with the issuance of the Bonds, but shall not include the Mortgage, and (2) when used with respect to the Authority, means any of the foregoing documents and agreements to which the Authority is a direct party. The Financing Documents do not include any documents or agreements to which the Borrower is not a direct party, including the Bonds or the Indenture.

      "Fitch" means Fitch, Inc., a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, at the direction of the Borrower, by notice to the Trustee and the Borrower.

      "Fixed Mode" means an Interest Mode during which the interest rate on the Bonds in such Interest Mode is the Fixed Rate.

      "Fixed Rate" means a non-floating interest rate on all of the Bonds established in accordance with Sections 2.4 and 2.5 of this Indenture, which rate on some Bonds may differ from the rate on other Bonds.

      "Fixed Rate Bonds" means Bonds that are in the Fixed Mode.

      "Fixed Rate Date," with respect to Bonds to be converted to a Fixed Rate, means the date on which the interest rate on the Bonds is converted to the Fixed Rate.

      "Flexible Date" means, with respect to each Bond, the first day next succeeding the last day of a Flexible Period, or in the case of the initial period during which the Bonds are in a Flexible Mode, the first day of such Flexible Period during which the Bonds bear interest at a Flexible Rate; provided, however, that a Flexible Date must be a Business Day.

      "Flexible Mode" means an Interest Mode during which the Bonds in such Interest Mode bear interest at Flexible Rates.

      "Flexible Period" means, with respect to each Bond, each consecutive period, not exceeding 364 days, established pursuant to Section 2.3(C) and
Section 2.4 of this Indenture during which such Bond shall bear interest at the Flexible Rate; provided, however, that the first

                                                                    Exhibit 4.26

day immediately following the last day of each Flexible Period (i.e., a Flexible
Date) shall in all events be a Business Day.

      "Flexible Rate" means, with respect to each Bond in a Flexible Mode for a Flexible Period, the rate of interest on such Bond established pursuant to
Section 2.3(C) of this Indenture.

      "Fund" or "Funds" shall mean the Fund or Funds established pursuant to
Article V herein below.

      "Indenture" means this Indenture as from time to time amended or supplemented by Supplemental Indentures in accordance with Article X hereof.

      "Indirect Participant" shall have the meaning set forth in Section 2.8 hereof.

      "Initial Credit Facility Provider" means the Bank.

      "Initial Liquidity Facility Provider" means the Bank.

      "Interest Mode" means an interest rate mechanism applicable to the Bonds as determined pursuant to Section 2.3, 2.4 or 2.5 of this Indenture. An Interest Mode may be a Daily Mode, a Weekly Mode, a Flexible Mode, or a Fixed Mode.

      "Interest Mode Adjustment Date" means the date on which the Interest Mode is changed from one Interest Mode to another Interest Mode.

      "Interest Mode Adjustment Notice" has the meaning specified in Section 2.4(B) of this Indenture.

      "Interest Payment Date" means each date on which interest on the Bonds shall become due, which shall be any date on which Bonds are to be mandatorily tendered pursuant to Sections 2.10, 2.11 or 2.12 of this Indenture, on any Interest Mode Adjustment Date, at maturity, and: (i) as to Bonds in the Daily Mode, the first Business Day of each month; (ii) as to Bonds in the Weekly Mode, the first Wednesday of each month (or the immediately preceding Business Day if such Wednesday is not a Business Day); (iii) as to Bonds in the Flexible Mode, the day immediately succeeding the last day of a Flexible Period; (iv) with respect to Purchased Bonds, the first Business Day of each month and each date Purchased Bonds are remarketed pursuant to Section 2.20 of this Indenture; and
(v) with respect to Fixed Rate Bonds, March 1 and September 1, commencing on the March 1 or September 1 next following the Fixed Rate Date, and the dates of redemption or maturity of such Bonds.

      "Interest Period" means, with respect to any Bond, the period from and including an Interest Payment Date with respect to such Bond to and including the day immediately preceding the next Interest Payment Date for such Bond, except that the first Interest Period shall be the period from and including the Issue Date and including the day immediately preceding the first Interest Payment Date.

                                                                    Exhibit 4.26

      "Interest Rate" means the rate of interest to be borne by Bonds and, with respect to any particular Bond, shall be the Variable Rate, the Fixed Rate or the Purchased Bond Rate applicable thereto.

      "Issue Date" means the first date on which the Authority receives the purchase price for the Bonds in exchange for delivery of such Bonds.

      "Letter of Credit" means the irrevocable direct-pay letter of credit issued by the Bank for the benefit of the Trustee, and serving as both the Credit Facility and the Liquidity Facility for the Bonds.

      "Liquidity Facility" means the Letter of Credit that provides for the payment of the Purchase Price of Bonds tendered or deemed tendered or and any Substitute Liquidity Facility then in effect delivered pursuant to Section 3.12 of this Indenture.

      "Liquidity Facility Documents" means the Liquidity Facility, the Reimbursement Agreement and any documents, agreements and/or instruments (including any security documents) executed and/or delivered in connection with the issuance of the Bonds.

      "Liquidity Facility Expiration Date" means, with respect to a Liquidity Facility, including the Initial Liquidity Facility, the scheduled expiration date of such Liquidity Facility as it may be extended from time to time pursuant to the terms thereof or, if the Liquidity Facility has been replaced by a Substitute Liquidity Facility, the scheduled expiration date of such Substitute Liquidity Facility; provided however, "Liquidity Facility Expiration Date" shall not mean any date upon which the Liquidity Facility is no longer effective by reason of (a) an event constituting a Liquidity Facility Termination Date, (b) the Liquidity Facility expires in connection with all of the Bonds bearing interest at a Fixed Rate to the maturity date thereof or (c) obtaining a Substitute Liquidity Facility.

      "Liquidity Facility Provider" means the Initial Liquidity Facility Provider as issuer of the Letter of Credit for the Bonds and any Substitute Liquidity Facility Provider which issues a Substitute Liquidity Facility pursuant to Section 3.12 of this Indenture.

      "Liquidity Facility Termination Date" means the date, if any, upon which the Liquidity Facility, including the Initial Liquidity Facility, is to terminate with respect to the Bonds or with respect to defaulted Bonds as a result of the occurrence of any event specified in the Liquidity Facility or the applicable Liquidity Facility Documents providing the Liquidity Facility Provider with an option to terminate the Liquidity Facility.

      "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the loan made to the Borrower by the Authority pursuant to the provisions of the Agreement and the Note, including all amounts realized by the Trustee thereunder in accordance with Article VIII hereof.

      "Maximum Rate" means the lesser of (i) ten percent (10%) per annum, or
(ii) the maximum rate of interest permitted by applicable law.

                                                                    Exhibit 4.26

      "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, at the direction of the Borrower, by notice to the Trustee and the Borrower.

      "Mortgage" means the Indenture of Mortgage and Deed of Trust, dated as of June 1, 1956, between the Borrower and U.S. Bank National Association (successor to The Connecticut Bank and Trust Company), as Mortgage Bond Indenture Trustee, as amended as of the date hereof and as may be amended hereafter.

      "Mortgage Bond Indenture Trustee" means U.S. Bank National Association, acting as Mortgage Bond Indenture Trustee pursuant to the Mortgage.

      "Note" means the promissory note of the Borrower to the Authority, dated the date of initial delivery of the Bonds in the form attached as Appendix A to the Agreement, and any amendments of supplements made in conformity with the Agreement and this Indenture.

      "Opinion of Bond Counsel" means an Opinion of Counsel experienced in matters relating to the tax-exemption of interest on obligations issued by states and their political subdivisions.

      "Opinion of Counsel" means an opinion in writing signed by legal counsel acceptable to the Trustee and the Credit Facility Provider and who may be an employee of or counsel to the Borrower.

      "Outstanding", when used with reference to a Bond or Bonds, as of any particular date, means all Bonds which have been authenticated and delivered hereunder, except:

      (1) Any Bonds cancelled by the Trustee because of payment or redemption prior to maturity or surrendered to the Trustee for cancellation;

      (2) any Bond (or portion of a Bond) paid or redeemed or for the payment or redemption of which there has been separately set aside and held in the Debt Service Fund either:

            (a) moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price thereof, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be, specified in irrevocable instructions given to the Trustee to apply such moneys to such payment on the date so specified; or

            (b) obligations of the kind described in Section 12.1 hereof in such principal amounts, of such maturities, bearing such interest and otherwise having such terms and qualifications as shall be necessary to provide moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price of such Bond, together with accrued interest on such Bond to the payment or redemption

                                                                    Exhibit 4.26

                  date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such obligations to such payment on the date so specified; or

            (c)   any combination of (a) and (b) above;

      (3) Bonds in exchange for or in lieu of which other Bonds shall have been authenticated and delivered under Article III hereof; and

      (4) any Bond deemed to have been paid as provided in Section 12.1 hereof.

      "Participant" means one of the entities that deposits securities, directly or indirectly, in the Book-Entry Only System.

      "Paying Agent" means any paying agent for the Bonds appointed pursuant to
Section 9.10 hereof (and may include the Trustee), and its successor or successors and any other corporation which may at any time be substituted in its place in accordance herewith.

      "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, a trust, any unincorporated organization, a limited liability company, a governmental body or a political subdivision, a municipality, a municipal authority or any other group or organization of individuals.

      "Principal and Interest Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

      "Prior Obligations" means the $4,550,000 aggregate principal amount of the Authority's Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 1993B Series).

      "Project" means the Borrower's interest in the Project Realty and other interests in the real property, and in all Project Equipment wherever located and whether now owned or hereafter acquired, acquired or refinanced in whole or in part with the proceeds of the Bonds, and any additions and accessions thereto, substitutions therefor and replacements, improvements, extensions and restorations thereof, described in appendices to the Agreement, as amended from time to time in accordance with the Agreement.

      "Project Equipment" means all personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools and attachments wherever located and whether now owned or hereafter acquired, refinanced in whole or in part with the proceeds of the Bonds, and any additions and accessions thereto, substitutions therefor and replacements thereof, including without limitation the Project Equipment described in appendices to the Agreement, as amended from time to time in accordance herewith.

      "Project Realty" means the realty and other interests in the real property refinanced in whole or in part from the proceeds of the Bonds, together with all replacements, improvements, extensions, substitutions, restorations and additions thereto which are made pursuant hereto including without limitation the Project Realty described in appendices to the Agreement, as amended from time to time in accordance herewith.

                                                                    Exhibit 4.26

      "Purchase Date" means the date or dates set for purchase of Tendered Bonds pursuant to Article II of this Indenture.

      "Purchase Price" means the purchase price to be paid by the Paying Agent for Bonds (including Purchased Bonds) tendered for purchase pursuant to Article II of this Indenture, which shall be the principal amount thereof (plus interest accrued from and including the last occurring Interest Payment Date to and excluding the date of such purchase unless such purchase is made on an Interest Payment Date with respect thereto).

      "Purchased Bond" means any Bond registered to the Liquidity Facility Provider or its designee or nominee, pursuant to Section 2.21 of this Indenture. A Bond shall be a Purchased Bond only for the actual period during which such Bond is registered to the Liquidity Facility Provider or its designee or nominee. Purchased Bonds shall not be subject to optional or mandatory tender for purchase, but Purchased Bonds are subject to redemption as provided hereunder.

      "Purchased Bond Rate" means the rate per annum specified in a Reimbursement Agreement and calculated from time to time by the Liquidity Facility Provider. Interest at the Purchased Bond Rate shall be calculated on the basis of a 360-day year of twelve 30-day months.

      "Rate Adjustment Date" means the date as of which the interest rate determined for an Interest Mode shall be effective; which during a Daily Mode shall be each Business Day; during a Weekly Mode shall be each Wednesday; during a Flexible Mode shall be the Flexible Date in each Flexible Period; and, during a Fixed Mode, shall be the first day of such Fixed Mode.

      "Rate Determination Date" means with respect to the Bonds, (i) for a Daily Mode, each Rate Adjustment Date, (ii) for a Flexible Mode, the first Business Day in a Flexible Period, (iii) for a Weekly Mode each Wednesday or, if Wednesday is not a Business Day, the immediately preceding Business Day, and
(iv) for the Fixed Mode, the seventh (7th) Business Day next preceding the Rate Adjustment Date for such Fixed Mode.

      "Rate Period" means, with respect to any Bond, the period beginning on a Rate Adjustment Date with respect thereto and the day preceding the next Rate Adjustment Date with respect thereto or the maturity date of the Bond, inclusive.

      "Rating Agency" means each of Moody's, Fitch and Standard and Poor's, and its successors and assigns, but only if such company is providing a rating on any Bonds.

      "Rebate Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

      "Record Date" means with respect to any Interest Payment Date:

      (i) with respect to Purchased Bonds and Bonds in a Daily Mode, Weekly Mode or Flexible Mode, the close of business on the Business Day immediately preceding each Interest Payment Date (provided, however, that with respect to an Interest Payment Date occurring on a date when the Liquidity Facility Provider acquires Purchased Bonds in accordance with a

                                                                    Exhibit 4.26

Reimbursement Agreement, the Record Date for such Purchased Bonds for such Interest Payment Date shall be such Interest Payment Date).

      (ii) with respect to Fixed Rate Bonds, during the time commencing on the Fixed Rate Date, the fifteenth day of the month preceding each Interest Payment Date.

      "Redemption Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

      "Redemption Price" means, when used with respect to a Bond or a portion thereof, the principal amount of such Bond or portion thereof plus the applicable premium, if any, payable upon redemption thereof pursuant to this Indenture.

      "Refunding Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

      "Reimbursement Agreement" means, with respect to the Bonds, the Reimbursement and Credit Agreement, dated as of August 1, 2004, by and between the Borrower and the Bank, and any other reimbursement or credit agreement entered into with a Substitute Credit Facility Provider or a Substitute Liquidity Facility Provider.

      "Remarketing Agent" means, initially, A.G. Edwards & Sons, Inc., or any successor thereto.

      "Remarketing Agreement" means the Remarketing Agreement, dated as of September 2, 2004, between the Remarketing Agent and the Borrower, as the same may be amended or supplemented from time to time.

      "Renewal Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

      "Representation Letter" has the meaning given such term in Section 2.8 hereof.

      "Revenues" means (a) the Loan Payments, (b) all amounts payable to the Trustee with respect to the principal of, redemption premium, if any, or interest on, the Bonds (1) by the Borrower as required under the Agreement and
(2) upon deposit in the Debt Service Fund from the proceeds of the Bonds and (c) investment income with respect to any moneys held by the Trustee in the Refunding Fund, the Debt Service Fund and the Renewal Fund. The term "Revenues" does not include any moneys or investments or investment income in the Rebate Fund or the Tender Fund.

      "Scheduled Borrower Tender Date" means the date, which shall be an Interest Payment Date, designated by the Borrower in writing to the Trustee at least forty-five (45) days prior to such date, for the conversion to the Fixed Mode of all of the Outstanding Bonds.

      "S&P" means Standard & Poor's Ratings Services, a division of McGraw Hill, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation or division shall be dissolved, eliminated, reorganized, or

                                                                    Exhibit 4.26

liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, at the direction of the Borrower, by notice to the Trustee and the Borrower.

      "Securities Depository" means The Depository Trust Company, New York, New York, or its nominee, and its successors and assigns.

      "Substitute Credit Facility" means a Credit Facility which is issued by a Substitute Credit Facility Provider, is satisfactory to the Authority and the Borrower and is delivered pursuant to Section 3.11 of this Indenture. An extension of the term of any existing Credit Facility shall not be deemed to constitute the delivery of a Substitute Credit Facility.

      "Substitute Credit Facility Provider" means the issuer of any Substitute Credit Facility.

      "Substitute Liquidity Facility" means a Liquidity Facility which is issued by a Substitute Liquidity Facility Provider, is satisfactory to the Authority and the Borrower and is delivered pursuant to Section 3.12 of this Indenture. An extension of the term of any existing Liquidity Facility shall not be deemed to constitute the delivery of a Substitute Liquidity Facility.

      "Substitute Liquidity Facility Provider" means the issuer of any Substitute Liquidity Facility.

      "Substitution Date" means a date, which shall be an Interest Payment Date, on which a Substitute Credit Facility is to be substituted for the Credit Facility in effect pursuant to Section 3.11 hereof or on which a Substitute Liquidity Facility is to be substituted for the Liquidity Facility in effect pursuant to Section 3.12 hereof.

      "State" means the State of Connecticut.

      "Supplemental Indenture" means any indenture supplemental hereto or amendatory hereof, adopted by the Authority in accordance with Article X hereof.

      "Tax Incidence Date" means the date as of which interest on the Bonds becomes or became includable in the gross income of the recipient thereof (other than the Borrower or another substantial user or related person) for federal income tax purposes for any cause, as determined by a Determination of Taxability.

      "Tax Regulatory Agreement" means the Tax Regulatory Agreement, dated as of the date of initial issuance and delivery of the Bonds, among the Authority, the Borrower and the Trustee, and any amendments and supplements thereto.

      "Tender Fund" means the Fund established pursuant to Section 2.19 of this Indenture.

      "Tendered Bonds" means Bonds tendered or deemed tendered for repurchase pursuant to Article II of this Indenture.

      "Term", when used with reference to the Agreement, means the term of the Agreement determined as provided in Article III thereof.

                                                                    Exhibit 4.26

      "Termination Date" means any Credit Facility Termination Date and any Liquidity Facility Termination Date.

      "Trustee" means U.S. Bank National Association, and its successor or successors hereafter appointed in the manner provided in this Indenture.

      "Undelivered Bonds" means those Bonds subject to mandatory tender not delivered to the Paying Agent on any Purchase Date therefor.

      "Variable Mode" means an Interest Mode other than a Fixed Mode.

      "Variable Rate" means the rate of interest to be borne by Variable Rate Bonds.

      "Variable Rate Bonds" means Bonds which bear interest at other than the Fixed Rate.

      "Weekly Mode" means an Interest Mode in which the interest rate on the Bonds in such Interest Mode is determined in weekly intervals, as provided in
Section 2.3(E) of this Indenture.

      SECTION 1.2. INTERPRETATION. (A) In this Indenture:

            (i) Any capitalized word or term used but not defined herein shall have the meaning ascribed to such word or term in the Agreement or the Tax Regulatory Agreement, as the case may be.

            (ii) The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms, as used in this Indenture, refer to this Indenture, and the term "hereafter" means after, and the term "heretofore" means before, the date of execution of this Indenture.

            (iii) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

            (iv) Words importing persons include firms, associations, partnerships (including limited partnerships), limited liability companies, trusts, corporations and other legal entities, including public bodies, as well as natural persons.

            (v) Any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

            (vi) All approvals, consents and acceptances required to be given or made by any person or party hereunder shall be at the sole discretion of the party whose approval, consent or acceptance is required.

            (vii) This Indenture shall be governed by and construed in accordance with the applicable laws of the State.

                                                                    Exhibit 4.26

      (B) Whenever the Authority is named or referred to, it shall be deemed to include its successors and assigns whether so expressed or not. All of the covenants, stipulations, obligations, and agreements by or on behalf of, and other provisions for the benefit of, the Authority contained in this Indenture shall bind and inure to the benefit of such successors and assigns and shall bind and inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Authority, or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions hereof.

      (C) If any one or more of the covenants or agreements provided herein on the part of the Authority, the Trustee, the Tender Agent, the Remarketing Agent or any Paying Agent to be performed should be contrary to law, then such covenant or covenants or agreement or agreements, shall be deemed separable from the remaining covenants and agreements hereof, and shall in no way affect the validity of the other provisions of this Indenture or of the Bonds.

      (D) All approvals, consents and actions of the Trustee under this Indenture, the Bonds and the Financing Documents may be given or withheld or taken or not taken in accordance with the direction of the owners of not less than 51% of the principal amount of the Outstanding Bonds or the Credit Facility Provider as provided herein.

      (E) If the Paying Agent shall be removed and the duties and obligations of such Paying Agent discharged pursuant to Section 9.10 hereof, then each and every such duty and obligation to be performed by such Paying Agent set forth herein and in the Financing Documents shall be performed to the same extent and in the same manner by the Trustee, and each and every reference herein and in the Financing Documents to the Paying Agent shall refer to and shall be deemed to refer to the Trustee unless a successor Paying Agent shall have been appointed.

      (F) For purposes hereof the Trustee shall not be deemed to have knowledge or actual knowledge of any fact or the occurrence of any event unless and until an officer of the Trustee's corporate trust administration department has written notice thereof.

      (G) In the event of any solicitation of consents from and voting by owners of the Bonds, the Trustee shall establish a record date for such purposes and give DTC notice of such record date not less than fifteen calendar days in advance of such record date to the extent possible.

                                                                    Exhibit 4.26

                                   ARTICLE II
                   AUTHORIZATION, TERMS AND ISSUANCE OF BONDS

      SECTION 2.1. AUTHORIZATION FOR INDENTURE. This Indenture is made and entered into by virtue of and pursuant to the provisions of the Act. The Authority has ascertained and hereby determines and declares that the execution and delivery of this Indenture is necessary to carry out the powers and duties expressly provided by the Act, that each and every act, matter, thing or course of conduct as to which provision is made herein is necessary or convenient in order to carry out and effectuate the purposes of the Authority in accordance with the Act and to carry out powers expressly given thereby, and that each and every covenant or agreement herein contained and made is necessary, useful or convenient in order to better secure the Bonds and necessary, useful or convenient to carry out and effectuate its corporate purposes under the Act.

      SECTION 2.2. AUTHORIZATION AND OBLIGATION OF BONDS. (A) Bonds of the Authority issued hereunder, each to be entitled Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series), shall be subject to the terms, conditions and limitations established herein. No Bonds may be authenticated and delivered except in accordance with this Article.

      (B) All Bonds shall be entitled to the benefit of the continuing pledge and lien created by this Indenture to secure the full and final payment of the principal or Redemption Price, if any, thereof and the interest thereon and all other amounts due under the Financing Documents. The Bonds shall be special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys pledged therefor pursuant to this Indenture and from any amounts otherwise available under this Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or Redemption Price, if any, of or the interest on the Bonds and neither the faith and credit nor the taxing power of the State or any municipality thereof is pledged to pay such principal, Redemption Price or interest. The Bonds shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by the State or any municipality thereof within the meaning of any constitutional or statutory limitation.

      SECTION 2.3. ISSUANCE AND TERMS OF THE BONDS; INTEREST RATES AND INTEREST PAYMENT PROVISIONS. (A) There shall be issued under and secured by this Indenture a series of Bonds to be designated Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2004B Series) in the principal amount of $4,550,000. The Bonds shall be issuable in fully registered form without coupons and shall be dated their date of issuance and delivery and shall mature on September 1, 2028. The Bonds will bear interest as provided in this Section and in the Bonds; provided, however, that in no event will the interest rate on the Bonds exceed the Maximum Rate. Bonds shall bear interest at the applicable Variable Rate or the Fixed Rate, as hereinafter set forth. The Variable Rate shall be computed upon the basis of a 365-day or 366-day year for the actual number of days elapsed. The Fixed Rate shall be computed upon the basis of a 360-day year consisting of twelve 30-day months.

      (B) The Bonds (except Purchased Bonds) shall initially bear interest in the Weekly Mode as determined by the Remarketing Agent.

                                                                    Exhibit 4.26

      (C) The interest rate for Bonds (other than Purchased Bonds) in a Flexible Mode shall be determined in the following manner. No later than 12:30 p.m., New York City time, on each Flexible Date (except any Flexible Date that is an Interest Mode Adjustment Date on which such Bonds shall no longer be in a Flexible Mode), the Remarketing Agent shall determine the Flexible Rate for each applicable Flexible Period of the Flexible Mode and shall make the Flexible Rate available to any Bondholder who makes telephonic request therefor. On or before 12:30 p.m., New York City time, on the Rate Determination Date for each Flexible Period, the Borrower shall determine the length of such Flexible Period, and the Bonds to which such Flexible Period shall apply; provided, however, that no Flexible Period shall extend beyond an Expiration Date. The interest rate determined shall be effective on the applicable Rate Adjustment Date for such Bonds. Except when the Bonds are in a Book-Entry Only System pursuant to Section 2.8, promptly following determination of the Flexible Rate, the Trustee shall direct the Paying Agent to, and the Paying Agent shall, mail notice of the Flexible Rate for such Flexible Period and the length of such Flexible Period to the Holders of the Bonds in the Flexible Mode. When Bonds are in a Flexible Mode, different Bonds in said Flexible Mode may bear interest at different Flexible Rates and have different Flexible Periods. All Bonds whose Flexible Periods commence on a given Flexible Date and which have equal Flexible Periods shall bear interest at the same rate.

      (D) The interest rate for Bonds (other than Purchased Bonds) in a Daily Mode shall be determined in the following manner. On each Business Day while Bonds are in a Daily Mode the Remarketing Agent shall determine on or before 10:30 a.m., New York City time, the interest rate which the Bonds should bear for such day. With respect to any day that is not a Business Day, such interest rate shall be the same rate as the interest rate established for the immediately preceding Business Day with respect to such Bonds unless such Remarketing Agent, the Liquidity Facility Provider and the Paying Agent are open for business on such non-Business Day, and such Remarketing Agent determines a rate for such non-Business Day, in which case the Bonds shall bear the rate so determined by such Remarketing Agent. Except when the Bonds are in a Book-Entry Only System pursuant to Section 2.8, promptly following determination of such interest rate, the Trustee shall direct the Paying Agent to, and the Paying Agent shall, mail to each Bondholder, within seven (7) Business Days after each Interest Payment Date as to Bonds in a Daily Mode, a written statement showing the interest rate for each day of such Daily Mode during the preceding Interest Period.

      (E) The interest rate for Bonds (other than Purchased Bonds) in a Weekly Mode shall be determined in the following manner. At or before 10:00 a.m., New York City time, on each Rate Determination Date for such Weekly Mode, the Remarketing Agent shall determine the interest rate which such Bonds shall bear during such Rate Period. The interest rate so determined shall be effective on the next Rate Adjustment Date, or if the Rate Determination Date is a Rate Adjustment Date, such Rate Adjustment Date. Except when the Bonds are in a Book-Entry Only System pursuant to Section 2.8, promptly following determination of such interest rate, the Trustee shall direct the Paying Agent to, and the Paying Agent shall mail, to each Bondholder within seven (7) Business Days after each Interest Payment Date as to Bonds in a Weekly Mode, a written statement showing the interest rates for such Bonds during the preceding Interest Period.

                                                                    Exhibit 4.26

      (F) The interest rate to be determined by a Remarketing Agent on a Rate Determination Date for Bonds in a particular Interest Mode as provided in Sections 2.3(C) through (E), inclusive, shall be the lowest interest rate which, if borne by such Bonds throughout the following Rate Period, would, in the best business judgment of such Remarketing Agent, having due regard for the prevailing financial market conditions for tax-exempt bonds or other securities the interest on which is excluded from gross income for federal income tax purposes and of the same general nature as such Bonds or securities the interest on which is excluded from gross income for federal income tax purposes and which are comparable as to credit ratings and maturity (or period for tender) with the credit ratings and maturity (or period for tender) of such Bonds, be the lowest interest rate which would enable such Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the Rate Adjustment Date.

      (G) If for any reason the interest rate for Bonds is not or cannot be established as provided in the preceding paragraphs (including, without limitation, in connection with a conversion to the Weekly Mode as described in Sections 2.4(E) and 2.5(D)), or is held invalid or unenforceable by a court of law, the Bonds (other than Purchased Bonds or Fixed Rate Bonds) shall immediately convert to the Weekly Mode, and so long as such condition exists, the interest rate shall be the lesser of (i) one hundred percent (100%) of the "Weekly High Grade Market Index" comprised of seven-day variable rate demand notes published by Municipal Market Data or, in the event that such index is not available, a comparable index or publication of national recognition, as selected by the Remarketing Agent, of bonds or notes similar to the Bonds being priced in terms of security, creditworthiness, term and tender privilege which will permit the Bonds to be sold at a purchase price (excluding accrued interest) equal to their principal amount, or (ii) the Maximum Rate.

      (H) On each Rate Determination Date, the Remarketing Agent shall give the Authority, the Borrower, the Trustee, the Paying Agent, the Credit Facility Provider and the Liquidity Facility Provider telephonic, facsimile or email notice, to be followed by written notice, of the interest rate or rates, determined by such Remarketing Agent on such date, except that during a Daily Mode such telephonic notice need not be given unless the interest rate so determined is different from the interest rate for the preceding Rate Period. One day prior to the Rate Determination Date, the Borrower shall give telephonic notice to the Remarketing Agent of the length of the Flexible Period or Periods and the amount of Bonds to which such Flexible Period is applicable, and the Remarketing Agent shall give telephonic notice, to be followed by written notice of such information to the Authority, the Trustee, the Paying Agent, the Credit Facility Provider and the Liquidity Facility Provider on the Rate Determination Date. Any person entitled to receive telephonic notice under this paragraph may waive or modify its right to such notice.

      (I) Each determination of the interest rate for the Bonds, as provided herein, shall be conclusive and binding upon the Bondholders, the Authority, the Borrower, the Remarketing Agent, the Credit Facility Provider, the Liquidity Facility Provider, the Paying Agent and the Trustee. Upon request, a Remarketing Agent shall give the Authority, the Borrower, the Trustee, the Credit Facility Provider, the Liquidity Facility Provider, the Paying Agent, or any Bondholder telephonic notice of the interest rate on the Bonds at any time.

                                                                    Exhibit 4.26

      (J) Purchased Bonds shall bear interest at the Purchased Bond Rate as provided in the Reimbursement Agreement for each day from and including the date that the Bond becomes a Purchased Bond to the date such Bond is paid in full or remarketed. Interest on the Purchased Bonds shall be payable at the Purchased Bond Rate. The Purchased Bond Rate shall be supplied by the Liquidity Facility Provider to the Trustee. Notwithstanding anything herein to the contrary, only the Liquidity Facility Provider, its designee or nominee, or any Holder to whom a Liquidity Facility Provider has sold Purchased Bonds pursuant to the Reimbursement Agreement may receive interest on any Bonds at the Purchased Bond Rate. Any Purchased Bonds that are successfully remarketed by the Remarketing Agent shall cease being Purchased Bonds and shall bear interest at the rate determined at the time of such remarketing in accordance with this Section 2.3.

      SECTION 2.4. CHANGES IN INTEREST MODES. (A) Subject to the provisions of this Section, the Borrower may, from time to time designate for all (but not less than all) of the Bonds then Outstanding an Interest Mode different than the Interest Mode then in effect with respect to the Bonds; provided however, that no Flexible Period shall extend beyond an Expiration Date.

      (B) In order to designate a new Interest Mode for the Bonds, the Borrower shall provide written notice (an "Interest Mode Adjustment Notice") to the Credit Facility Provider, the Liquidity Facility Provider, the Remarketing Agent, the Authority, the Trustee and the Paying Agent, stating: (i) the date of the Interest Mode Adjustment Date, which date (A) shall be at least twenty (20) days in the case of a change to the Daily Mode, Weekly Mode, or Flexible Mode, and at least forty-five (45) days in the case of a change to the Fixed Mode after the date on which the Interest Mode Adjustment Notice is delivered to the Trustee, and (B) shall be as to Bonds in the Daily Mode or Weekly Mode, an Interest Payment Date; and as to Bonds in the Flexible Mode, a Flexible Date with respect to such Bonds; (ii) whether the new Interest Mode shall be a Daily Mode, Weekly Mode, Flexible Mode or Fixed Mode; and (iii) that Holders of Bonds shall have no right to retain such Bonds and all Outstanding Bonds will be deemed sold to the Paying Agent on the Interest Mode Adjustment Date at the price of par. The Flexible Period may be changed in connection with and at the same time as a new interest rate for Bonds is being established pursuant to
Section 2.3(C) hereof.

      (C) Within three (3) Business Days following receipt by the Trustee of an Interest Mode Adjustment Notice, the Trustee shall direct the Paying Agent to mail to each Bondholder a notice containing the same information as that contained in the Interest Mode Adjustment Notice.

      (D) [RESERVED]

      (E) In the event that in conjunction with a proposed change in Interest Mode, and after the mailing by the Paying Agent of an Interest Mode Adjustment Notice, any of the conditions to change cannot be satisfied, Bonds (other than Bonds in a Flexible Mode) scheduled for a change in Interest Mode shall remain in the Interest Mode then in effect, and Bonds in a Flexible Mode shall convert automatically to the Weekly Mode on the next Flexible Date with respect thereto.

                                                                    Exhibit 4.26

      (F) Notwithstanding the provisions of this Section 2.4, no Interest Mode, except for a Fixed Mode, shall extend beyond an Expiration Date, provided that the provisions of Section 2.5(D) are met.

      SECTION 2.5. FIXED RATE CONVERSION. (A) Subject to the provisions of this Section, the Borrower may elect to convert all Outstanding Variable Rate Bonds to a Fixed Rate on the Scheduled Borrower Tender Date, so long as no Event of Default hereunder exists as certified to the Trustee by the Borrower on the Scheduled Borrower Tender Date. Such Fixed Rate shall be equal to the lowest interest rate per annum that would, in the best business judgment of the Remarketing Agent, having due regard for the prevailing financial market conditions for tax-exempt bonds or other securities the interest on which is excluded from gross income for federal income tax purposes and of the same general nature as such Bonds or securities the interest on which is excluded from gross income for federal income tax purposes and which are comparable as to credit ratings and maturity with the credit ratings and maturity of such Bonds, enable such Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the Fixed Rate Date. Written notice of the conversion of Bonds to the Fixed Mode, the identity of any Credit Facility Provider, and the proposed Scheduled Borrower Tender Date, shall be given by the Borrower to the Authority, the Trustee, the Credit Facility Provider, the Liquidity Facility Provider, the Remarketing Agent and the Rating Agencies then rating the Bonds not fewer than forty-five (45) days prior to the proposed Scheduled Borrower Tender Date. Notice of a conversion of the Bonds to the Fixed Mode and the mandatory tender of the Bonds for purchase on such Scheduled Borrower Tender Date shall be given to the Holders of such Bonds as provided in
Section 2.4.

      (B) Prior to any Fixed Rate Date, the Authority, the Borrower and an underwriter or purchaser shall have entered into a binding purchase contract providing for the sale by the Authority and the purchase by the underwriter or purchaser of the Bonds to bear interest at a Fixed Rate. The terms and conditions of the issuance of the Bonds in the Fixed Mode shall be determined by the Borrower, with the written consent or approval of the Authority, including the funding of a debt service reserve fund, if any, and whether or not a Credit Facility will be provided. Prior to the date on which Bonds are converted to a Fixed Rate, the Authority and the Trustee may, without the need for the consent of or notice to the Bondholders, enter into one or more agreements supplemental to this Indenture as they deem necessary for or helpful to the implementation of the conversion to a Fixed Rate as described in this Section 2.5. The Trustee or the Borrower shall give written notice to each Rating Agency of all amendments, changes or modifications made pursuant to this Section. Following the draw under the Liquidity Facility in connection with such Fixed Rate conversion, such Liquidity Facility shall be terminated and returned by the Trustee at the written direction of the Authority.

      (C) After the applicable Fixed Rate Date, interest on the Bonds subject to such Fixed Rate shall be payable on the Interest Payment Dates in each year until principal shall be paid in full, provided that the first Interest Payment Date after the applicable Fixed Rate Date shall be the first March 1 or September 1 that is at least sixty (60) days after such Fixed Rate Date.

      (D) No conversion under this Section 2.5 shall be allowed unless (i) the purchase contract described in paragraph (B) shall be in effect and (ii) a Favorable Opinion of Bond Counsel shall have been delivered on or prior to the Fixed Rated Date. If any of the conditions

                                                                    Exhibit 4.26

of this paragraph (D) shall not have been met as of the applicable Fixed Rate Date, the Bonds shall remain in the Interest Mode then in effect.

      (E) After the applicable Fixed Rate Date, the Borrower shall no longer be required to provide a Liquidity Facility with respect to the Bonds subject to such Fixed Rate.

      SECTION 2.6. AUTOMATIC CONVERSION OF BONDS IN FLEXIBLE MODE TO WEEKLY MODE. Upon the occurrence of certain events as provided in Section 2.4(E) hereof, the Bonds in a Flexible Mode shall automatically convert to a Weekly Mode on the next Flexible Date. The Remarketing Agent shall establish an interest rate for such Bonds (even if such date is not a Rate Determination
Date) in accordance with the provisions of Section 2.3(F) hereof, such interest rate to be effective from such date of conversion to a Weekly Mode to the next succeeding Rate Adjustment Date.

      SECTION 2.7. DRAWINGS ON THE CREDIT FACILITY. (A) If a Credit Facility in the form of a direct pay letter of credit is in effect with respect to the Bonds, the Trustee shall not later than 4:00 p.m. but not earlier than 12:00 noon, New York City time, on the Business Day next preceding any date on which payments of the principal of, premium, if any, or interest on the Bonds are due, whether at maturity, on an Interest Payment Date, by acceleration, redemption, or otherwise, draw on the Credit Facility an amount sufficient to pay in full the principal, premium, if any, and interest then coming due on the Bonds. The Trustee shall immediately notify the Borrower by telephone promptly confirmed in writing or facsimile if it has not been paid by the Credit Facility Provider for such a draw on the Credit Facility by 12:00 noon, New York City time, on the date such payment on the Bonds is due and the Borrower shall pay such payment on the Bonds to the Trustee in immediately available funds by 2:15 p.m., New York City time, on the date such payment on the Bonds is due. The Trustee shall undertake to give the Borrower notice at least one Business Day in advance of the amount of any draw on the Credit Facility. Failure by the Trustee to give any notice pursuant to this Section 2.7(A) shall not affect the obligation of the Borrower to make any payments required by this Indenture.

      (B) Drawings to pay the Purchase Price of Bonds tendered for mandatory purchase pursuant to this Article II shall be made on the Liquidity Facility pursuant to the provisions of this Article II. The Borrower may cause a Credit Facility and a Liquidity Facility to be provided by a single facility by a party that will be both the Credit Facility Provider and the Liquidity Facility Provider.

      (C) All amounts received by the Trustee under any Credit Facility shall be held in a fund separate and apart from all other amounts held by the Trustee, shall remain uninvested and shall be used solely for the express purpose for which such drawing was made. Principal of, premium, if any, and interest on Purchased Bonds and Borrower Bonds shall not be paid from amounts drawn on a Credit Facility.

      (D) The Trustee shall apply to the payment of principal, premium, if any, and interest payable on the Bonds (whether at maturity, upon redemption or acceleration, on an Interest Payment Date, or otherwise), monies made available to it in the following order, (i) monies drawn on the Credit Facility and (ii) any other monies in the Debt Service Fund.

                                                                    Exhibit 4.26

      (E) The Trustee shall, without further direction from the Authority, make available to the Credit Facility Provider from the Borrower Principal and Interest Account of the Debt Service Fund sufficient amounts to reimburse the Credit Facility Provider for draws on the Credit Facility for the payment of the principal of and interest on the Bonds.

      SECTION 2.8. BOOK-ENTRY ONLY SYSTEM FOR THE BONDS.

      (A) The Depository Trust Company ("DTC"), New York, New York shall act as securities depository for the Bonds. One fully registered bond in the aggregate principal amount of the Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Notwithstanding any provision herein to the contrary, the provisions of this Section 2.8 and the Representation Letter (as defined below) shall apply with respect to any Bond registered to Cede & Co. or any other nominee of DTC, New York, New York, while the Book-Entry Only System (meaning the system of registration described in paragraph (B) of this Section 2.8) is in effect. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants ("Direct Participants") include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

      (B) The Bonds in or to be in the Book-Entry Only System shall be issued in the form of a separate single authenticated fully registered Bond in substantially the form provided for in this Indenture. Any legend required to be on the Bonds by DTC may be added by the Trustee or Paying Agent. On the date of original delivery thereof, the Bonds shall be registered in the registry books of the Paying Agent in the name of Cede & Co., as nominee of The Depository Trust Company as agent for the Authority in maintaining the Book-Entry Only System.

      WITH RESPECT TO BONDS REGISTERED IN THE REGISTRY BOOKS KEPT BY THE PAYING AGENT IN THE NAME OF CEDE & CO., AS NOMINEE OF DTC, THE AUTHORITY, THE PAYING AGENT, THE BORROWER, THE REMARKETING AGENT AND THE TRUSTEE SHALL HAVE NO RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANT (WHICH MEANS SECURITIES BROKERS AND DEALERS, BANKS, TRUST COMPANIES, CLEARING CORPORATIONS AND VARIOUS OTHER ENTITIES, SOME OF WHOM OR THEIR REPRESENTATIVES OWN DTC) OR TO ANY BENEFICIAL

                                                                    Exhibit 4.26

OWNER (WHICH MEANS, WHEN USED WITH REFERENCE TO THE BOOK-ENTRY ONLY SYSTEM, THE PERSON WHO IS CONSIDERED THE BENEFICIAL OWNER OF THE BONDS PURSUANT TO THE ARRANGEMENTS FOR BOOK ENTRY DETERMINATION OF OWNERSHIP APPLICABLE TO DTC) WITH RESPECT TO THE FOLLOWING: (A) THE ACCURACY OF THE RECORDS OF DTC, CEDE & CO. OR ANY PARTICIPANT WITH RESPECT TO ANY OWNERSHIP INTEREST IN THE BONDS, (B) THE DELIVERY TO OR FROM ANY PARTICIPANT, ANY BENEFICIAL OWNER OR ANY OTHER PERSON, OTHER THAN DTC, OF ANY NOTICE WITH RESPECT TO THE OTHER PERSON, OTHER THAN DTC, OF ANY NOTICE WITH RESPECT TO THE BONDS, INCLUDING ANY NOTICE OF REDEMPTION (WHETHER MANDATORY OR OPTIONAL), OR (C) THE PAYMENT TO ANY PARTICIPANT, ANY BENEFICIAL OWNER OR ANY OTHER PERSON, OTHER THAN DTC, OF ANY AMOUNT WITH RESPECT TO THE PRINCIPAL OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS.

      The Paying Agent shall pay all principal of and premium, if any, and interest on the Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated Bond evidencing the obligation of the Authority to make payments of principal and premium, if any, and interest pursuant to this Indenture. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., the words "Cede & Co." in this Indenture shall refer to such new nominee of DTC.

      The Authority, the Borrower, the Remarketing Agent, the Trustee and the Paying Agent shall be entitled to treat the registered owner of a Bond (initially, DTC or its nominee) as the absolute owner thereof for all purposes of this Indenture and any applicable laws, notwithstanding any notice to the contrary received by any of them. So long as all Bonds are registered in the name of DTC or its nominee or any qualified successor, the Borrower and the Paying Agent shall cooperate with DTC or its nominee or any qualified successor in effecting payment of the principal of, redemption premium, if any, and interest on the Bonds by arranging for payment in such manner that funds for such payments are properly identified and are made to DTC when due.

      (C) Upon receipt by the Trustee or the Paying Agent of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities, the Authority shall issue and the Paying Agent shall transfer and exchange Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Authority, the Paying Agent and the Trustee to do so, the Trustee, the Paying Agent and the Authority will, at the expense of the Borrower, cooperate with DTC in taking appropriate action after reasonable notice (i) to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of the Bonds or
(ii) to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

      (D) In the event the Borrower determines that the Beneficial Owners should be able to obtain Bond certificates, the Borrower may so notify DTC, the Paying Agent and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of Bond certificates. In such event, the Authority shall issue and the Paying Agent shall transfer and exchange Bond

                                                                    Exhibit 4.26

certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Paying Agent to do so, the Paying Agent will cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

      (E) The Authority may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Bond certificates will be printed and delivered.

      (F) Notwithstanding any other provisions of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the Blanket Letter of Representation, dated March 29, 1995, from the Authority to DTC (the "Representation Letter").

      (G) Notwithstanding any other provisions of this Indenture to the contrary, so long as any of the Bonds outstanding are held in the Book-Entry Only System, if less than all of such Bonds are to be redeemed upon any redemption of Bonds hereunder, the particular Bonds or portions of Bonds to be converted or redeemed shall be selected by DTC in such manner as DTC may determine.

      (H) To exercise any optional tender pursuant to Sections 2.15 or 2.16 hereof, in addition to notifying the Remarketing Agent, a beneficial owner must notify its DTC Participant, if the Remarketing Agent is not such Holder's DTC Participant, of its decision to demand the purchase of its Bonds as provided herein.

      (I) In the event that the Remarketing Agent fails to remarket all of the Bonds on an optional tender date or mandatory tender date, as the case may be, such beneficial owner's DTC Participant shall cause to be transferred such Bonds to an account of the Trustee at DTC and the Trustee, upon receipt of the funds made available under the Liquidity Facility, shall cause the Purchase Price of the Bonds to be transferred to an account of such beneficial owner's DTC Participant against receipt of such Bonds.

      (J) Upon remarketing of Bonds, payment of the Purchase Price thereof shall be made to DTC and no physical delivery or surrender of Bonds is expected to be required; such delivery or surrender of the Bonds shall be accomplished through DTC's book entry system. Such sales shall be made through DTC Participants (which may include the Remarketing Agent) and the DTC Participants shall transmit payment to the beneficial owners whose Bonds were purchased pursuant to a remarketing. The Authority, the Trustee, the Paying Agent, the Credit Facility Provider, the Liquidity Facility Provider and the Remarketing Agent are not responsible for transfers of payment to DTC Participants or beneficial owners.

      Notwithstanding any provision herein to the contrary, the Trustee and the Paying Agent may comply with the provisions of the Letter of Representation or similar document required by

                                                                    Exhibit 4.26

DTC or any successor securities depository in order to maintain the Book-Entry Only System for the Bonds.

      SECTION 2.9. REDEMPTION OF BONDS. (A) General Optional Redemption. Prior to the Fixed Rate Date applicable to any Variable Rate Bonds, such Bonds shall be subject to optional redemption prior to maturity, at the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to Section 8.1(A) thereof, on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the redemption date.

      After the Fixed Rate Date, such Bonds shall be subject to optional redemption prior to maturity, at the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to Section 8.1(A) thereof, in whole or in part at any time, in accordance with the terms set forth below:

              Number of Years from
            Conversion to Fixed Rate
              until Maturity Date
           (rounded up to nearest year)                           Redemption Dates and Prices
---------------------------------------------         ---------------------------------------------
equal to or greater than 15                           beginning with the 10th September 1 after the
                                                      Conversion Date: 102%; declining by 1% each
                                                      September 1 thereafter to 100%

less than 15 but equal to or greater than 10          beginning with the 7th September 1 after the
                                                      Conversion Date: 102%; declining by 1% each
                                                      September 1 thereafter to 100%

less than 10 but equal to or greater than 5           beginning with the 3rd September 1 after the
                                                      Conversion Date: 101%; declining by 1% each
                                                      September 1 thereafter to 100%

less than 5 but equal to or greater than 2            beginning with the 2nd September 1 after the
                                                      Conversion Date: 100%

less than 2                                           non-callable

      The optional redemption dates and redemption prices set forth above may be changed by a supplemental indenture approved by the Borrower and filed with the Trustee, provided, that any such supplemental indenture shall be accompanied by a Favorable Opinion of Bond Counsel.

      (B) Extraordinary Optional Redemption. In addition, at the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to Section 8.1(B) thereof, the Outstanding Bonds shall be subject to redemption prior to maturity as a whole on any date at the redemption price of 100% of the principal amount thereof plus accrued interest to the date of redemption, if

                                                                    Exhibit 4.26

any one or more of the events of casualty to or condemnation of the Project, change in law, or certain economic events specified in Section 8.1(B) of the Agreement shall have occurred, as evidenced in each case by the filing with the Trustee of a certificate of an Authorized Representative of the Borrower.

      If less than all the Bonds of a maturity are to be redeemed, the Bonds (or portions thereof) to be so redeemed shall be selected by the Trustee by lot or in any customary manner of selection as determined by the Trustee; provided, however, that the Trustee shall first select Purchased Bonds for redemption.

      (C) Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bonds shall be redeemed in the manner and as provided in this Indenture, at the redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption on any day selected by the Borrower, that is not more than 180 days after such Determination of Taxability. In the case of any redemption pursuant to this subsection, the Authority or the Borrower or any Bondholder shall deliver to the Trustee a certificate of an Authorized Representative specifying the event giving rise to such inclusion in the gross income of the recipient thereof and the dates which are the Tax Incidence Date and the date of the Determination of Taxability. Such certificate shall be delivered at least ten days before notice of redemption is required to be given. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Borrower delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption.

      If less than all the Bonds of a maturity are to be redeemed, the Bonds (or portions thereof) to be so redeemed shall be selected by the Trustee by lot or in any customary manner of selection as determined by the Trustee; provided, however, that the Trustee shall first select Purchased Bonds for redemption.

      For purposes of this Section C only, the owner of a Bond means the Beneficial Owner of said Bond so long as the Book-Entry Only System shall be in effect.

      (D) [Reserved].

      (E) Purchased Bond Redemption. Purchased Bonds shall be subject to mandatory redemption prior to maturity, in whole, on the Liquidity Facility Expiration Date at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date.

      (F) Upon any redemption of Bonds there shall also be due and payable, concurrently with the payment of the Redemption Price, interest accrued on the Bonds and all other amounts then due under the Financing Documents.

      (G) Redemption of Bonds permitted or required by this Section 2.9 shall be made as follows, and the Trustee shall give the notice of redemption referred to in Section 6.3 hereof in respect of each such redemption:

                                                                    Exhibit 4.26

            (i) Redemption shall be made pursuant to the general optional redemption provisions of Section 2.9(A) in such principal amounts as the Borrower shall request in a written notice to the Trustee in accordance with Section 8.2 of the Agreement.

            (ii) Redemption shall be made pursuant to the extraordinary optional redemption provisions of Section 2.9(B) at such date as the Borrower shall request in a written notice to the Authority and Trustee in accordance with Section 8.2 of the Agreement, to which shall be attached the certificate referred to in Section 8.1(B) thereof.

            (iii) Redemption shall be made pursuant to the mandatory taxability redemption provisions of Section 2.9(C) at the earliest possible date following receipt of the certificate prescribed in Section 2.9(C) hereof and of the payments made by the Borrower prescribed in Section 6.3 of the Agreement, without the necessity of any instructions or further act of the Authority or the Borrower.

            (iv) [Reserved].

            (v) Redemption shall be made pursuant to the provisions of Section 2.9(E) in accordance with the provisions of the applicable Liquidity Facility Documents.

      SECTION 2.10. MANDATORY TENDER OF BONDS ON SCHEDULED BORROWER TENDER DATE.
(A) Bonds, except for Purchased Bonds and Borrower Bonds, shall be subject to mandatory tender on the Scheduled Borrower Tender Date in an amount equal to the aggregate principal amount of Bonds Outstanding.

      (B) The Paying Agent shall pay the Purchase Price of Bonds to be purchased by the Paying Agent on any Scheduled Borrower Tender Date in accordance with this Section 2.10 from the sources provided in Section 2.21 hereof in the order provided therein. As and when Bonds are received by the Paying Agent, the Paying Agent shall pay the Purchase Price for such Bonds, and to the extent purchased from money received pursuant to the terms of the Liquidity Facility, shall deliver such Bonds to the Liquidity Facility Provider or, if requested in writing by the Liquidity Facility Provider, to a custodian, agent or bailee of the Liquidity Facility Provider on the same date they are purchased if the Bonds are held by DTC or its designee, otherwise on the next Business Day, and such Bonds shall be pledged to or registered in the name of the Liquidity Facility Provider or its nominee, as directed in writing by the Liquidity Facility Provider.

      (C) Undelivered Bonds will be deemed to have been tendered to and purchased by the Paying Agent, and interest accruing on the Bonds after such Purchase Date shall no longer be payable to the former Holders of the Bonds.

      SECTION 2.11. MANDATORY TENDER OF BONDS ON INTEREST MODE ADJUSTMENT DATES AND FLEXIBLE DATES. (A) All Bonds of a particular Interest Mode, except for Purchased Bonds and Borrower Bonds, are subject to mandatory tender and purchase in whole on each Interest Mode Adjustment Date relating thereto except an Interest Mode Adjustment Date whereupon a Weekly Mode commences solely by reason of Section 2.4(E) hereof.

                                                                    Exhibit 4.26

      (B) All Bonds in a Flexible Mode, except for Purchased Bonds and Borrower Bonds, are subject to mandatory tender and purchase in whole on each Flexible Date relating thereto.

      (C) The Paying Agent shall pay the Purchase Price of Bonds to be purchased by the Paying Agent on any Interest Mode Adjustment Date or Flexible Date in accordance with this Section 2.11 from the sources provided in Section 2.21 hereof in the order provided therein. As and when Bonds are received by the Paying Agent, the Paying Agent shall pay the Purchase Price for such Bonds, and to the extent purchased from money received pursuant to the terms of the Liquidity Facility, shall deliver such Bonds to the Liquidity Facility Provider or, if requested in writing by the Liquidity Facility Provider, to a custodian, agent or bailee of the Liquidity Facility Provider on the same dates they are purchased if the Bonds are held by DTC, otherwise on the next Business Day, and such Bonds shall be pledged to or registered in the name of the Liquidity Facility Provider or its nominee, as directed in writing by the Liquidity Facility Provider.

      (D) Undelivered Bonds will be deemed to have been tendered to and purchased by the Paying Agent, and interest accruing on the Bonds after such Purchase Date shall no longer be payable to the former Holders of such Bonds.

      SECTION 2.12. MANDATORY TENDER OF BONDS UPON EXPIRATION DATE, TERMINATION DATE AND SUBSTITUTION DATE. The Bonds, except for Purchased Bonds and Borrower Bonds, are subject to mandatory tender:

      (A) On the second (2nd) Business Day preceding each Credit Facility Expiration Date or Liquidity Facility Expiration Date (unless a tender pursuant to Section 2.12(C) has occurred and a Substitute Credit Facility or Substitute Liquidity Facility, respectively, will be in effect on such Expiration Date), which Business Day is hereinafter referred to as the "Expiration Tender Date".

      (B) On the second (2nd) Business Day preceding each Credit Facility Termination Date or Liquidity Facility Termination Date (unless a tender pursuant to Section 2.12(C) has occurred and a Substitute Credit Facility or Substitute Liquidity Facility, respectively, will be in effect on such Termination Date), which Business Day is hereinafter referred to as the "Termination Tender Date".

      (C) On the fifth (5th) calendar day prior to the Substitution Date (and if such day is not a Business Day, the immediately preceding Business Day).

      (D) The Paying Agent shall pay the Purchase Price of Bonds to be purchased by the Paying Agent on any Expiration Tender Date, Termination Tender Date or Substitution Date in accordance with this Section 2.12 from the sources provided in Section 2.21 hereof in the order provided therein. As and when such Bonds are received by the Paying Agent, the Paying Agent shall pay the Purchase Price for such Bonds, and to the extent purchased from money received pursuant to the terms of the Liquidity Facility, shall deliver such Bonds to the Liquidity Facility Provider or, if requested in writing by the Liquidity Facility Provider, to a custodian, agent or bailee of the Liquidity Facility Provider on the same date they are purchased, and such Bonds

                                                                    Exhibit 4.26

shall be pledged to or registered in the name of the Liquidity Facility Provider or its nominee, as directed in writing by the Liquidity Facility Provider.

      SECTION 2.13. NOTICE OF MANDATORY TENDER. (A) The Trustee shall, at least fifteen (15) days prior to each Expiration Tender Date, give notice of the mandatory tender of the Bonds on such Expiration Tender Date if it has not theretofore received confirmation pursuant to Section 3.11(A) that the expiration date of the Credit Facility or the Liquidity Facility then in effect, including a Substitute Credit Facility or Substitute Liquidity Facility, has been extended.

      (B) The Trustee shall, at least five (5) days prior to each Termination Tender Date, give notice of the mandatory tender of the Bonds on such Termination Tender Date if it has not theretofore received from the Credit Facility Provider or the Liquidity Facility Provider, as the case may be, a notice stating that the occurrence which resulted in the giving of notice of the Termination Date has been cured or waived and that the Credit Facility Provider or the Liquidity Facility Provider, as the case may be, has rescinded its election to terminate the Credit Facility or Liquidity Facility, as the case may be.

      (C) The Trustee shall, at least fifteen (15) days prior to each Substitution Date, give notice of the mandatory tender of the Bonds on the Substitution Date.

      (D) Except for mandatory tender of Bonds in a Flexible Mode in accordance with Section 2.11 hereof and upon an Expiration Tender Date, Termination Tender Date and Substitution Date in accordance with this Section 2.13, the Trustee shall give notice of any mandatory tender of Bonds at least thirty (30) days (fifteen (15) days with respect to Bonds in a Daily Mode or Weekly Mode), unless a shorter period is permitted pursuant to this Section or pursuant to any other applicable provision of this Indenture, prior to the Purchase Date thereof.

      (E) Notices of mandatory tender shall be given by first class mail to the Holder of each such Bond to be tendered at the addresses shown on the registration books. Such notice shall identify such Bonds or portions thereof to be tendered and the reason for the mandatory tender and specify the Purchase Date, the Purchase Price, the place and manner of payment, that the Holder of such Bonds shall have no right to retain such Bonds, the date on which such Bonds must be delivered for tender and purchase, that Bonds not so delivered will be deemed to have been tendered to and purchased by the Paying Agent, and that from the Purchase Date accrued interest on the Bonds to be so tendered will not be paid to such Holder.

      Prior to giving any such notice with respect to a mandatory tender pursuant to Section 2.12(C) hereof, the Trustee must have received an executed copy of the Substitute Credit Facility or the Substitute Liquidity Facility, as the case may be, and the opinion of counsel referred to in Section 3.11(C)(ii) or Section 3.12(C)(ii), respectively.

      The Paying Agent shall give a copy of any notice of mandatory tender given by it to Bondholders under the provisions of this Indenture to the Authority, the Borrower, the Trustee, the Remarketing Agent, the Credit Facility Provider and the Liquidity Facility Provider.

      Any notice mailed or given as provided in this Section (other than notices to Bondholders) shall be given by telecopier or other telecommunications device capable of creating a written notice.

                                                                    Exhibit 4.26

      Any notice mailed or given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice; provided, however, that failure to give such notice shall not affect the requirement for such mandatory tender.

      SECTION 2.14. PAYMENT FOR TENDERED BONDS. Each Holder of any Bonds which are subject to mandatory tender pursuant to Sections 2.10, 2.11 or 2.12 hereof shall be entitled to receive the proceeds pursuant to Section 2.21 hereof of such tender by delivering such Bonds (with an appropriate transfer of registration form executed in blank) to the trust office of the Paying Agent; provided that in order to receive payment on the date on which such Bonds are to be tendered, such delivery must be made at any time prior to 12:00 noon, New York City time, on the date scheduled for tender. Holders of Bonds that are delivered to such trust office of the Paying Agent at any time after 12:00 noon, New York City time, on such date scheduled for tender shall not be entitled to receive payment from the Paying Agent of the Purchase Price until the Business Day next following the date of delivery of such Bonds.

      SECTION 2.15. OPTIONAL TENDER OF BONDS DURING DAILY MODE. (A) Bonds (other than Purchased Bonds and Borrower Bonds) in a Daily Mode are subject to purchase, on the demand of the Holder thereof, on any Business Day, upon delivery to the Paying Agent and the Remarketing Agent of a Bondholder Tender Notice at their offices set forth in Section 13.1 not later than 10:00 a.m., New York City time, on the Business Day specified for tender and purchase in such Bondholder Tender Notice. By 10:45 a.m., New York City time, on such date, the Paying Agent shall give telephonic notice confirmed by a written notice to the Trustee, the Liquidity Facility Provider and the Borrower specifying the contents of each such Bondholder Tender Notice. Such Bondholder Tender Notice, once transmitted to the Paying Agent and the Remarketing Agent, shall be irrevocable with respect to the tender for which such Bondholder Tender Notice was delivered, and such purchase shall occur on the Business Day specified in such Bondholder Tender Notice.

      (B) Each Holder of any Bonds which are to be so tendered shall be entitled to receive the Purchase Price by delivering such Bonds (with an appropriate transfer of registration form executed in blank) to the trust office of the Paying Agent; provided that in order to receive payment on the Business Day on which such Bonds are to be tendered, such delivery must be made at any time prior to 12:00 noon, New York City time, on the Business Day scheduled for tender. Holders of Bonds that are delivered to such trust office of the Paying Agent at any time after 12:00 noon, New York City time, on such Business Day scheduled for tender shall not be entitled to receive payment from the Paying Agent of the Purchase Price until the Business Day next following the date of delivery of such Bonds.

      SECTION 2.16. OPTIONAL TENDER OF BONDS DURING WEEKLY MODE. (A) Bonds (other than Purchased Bonds and Borrower Bonds) in a Weekly Mode are subject to purchase, on any Business Day, on the demand of the Holder thereof, upon delivery to the Paying Agent of a Bondholder Tender Notice at its trust office as set forth in Section 13.1, not later than 3:00 p.m., New York City time, on any Business Day at least seven (7) days, but not more than fourteen (14) days, prior to the Business Day specified for tender and purchase in such Bondholder Tender Notice. The Paying Agent shall promptly give written notice to the Remarketing Agent, the Trustee, the Liquidity Facility Provider and the Borrower specifying the contents of each such Bondholder Tender Notice. Such Bondholder Tender Notice, once transmitted to the

                                                                    Exhibit 4.26

Paying Agent, shall be irrevocable with respect to the tender for which such Bondholder Tender Notice was delivered, and such purchase shall occur on the Business Day specified in such Bondholder Tender Notice.

      (B) Each Holder of any Bonds which are to be so tendered shall be entitled to receive the Purchase Price by delivering such Bonds (with an appropriate transfer of registration form executed in blank) to the trust office of the Paying Agent; provided that in order to receive payment on the date on which such Bonds are to be tendered, such delivery must be made at any time prior to 12:00 noon, New York City time, on the date scheduled for tender. Holders of Bonds that are delivered to such trust office of the Paying Agent at any time after 12:00 noon, New York City time, on such date scheduled for tender shall not be entitled to receive payment from the Paying Agent of the Purchase Price until the Business Day next following the date of delivery of such Bonds.

      SECTION 2.17. ADDITIONAL PROVISIONS REGARDING OPTIONAL TENDER.

      (A) The right of Bondholders to tender Bonds for purchase pursuant to Sections 2.15 and 2.16 shall terminate upon the earliest of (i) the Liquidity Facility Expiration Date, and (ii) the Fixed Rate Date applicable to such Bonds.

      (B) Notwithstanding anything to the contrary herein, all Bonds as to which a Bondholder Tender Notice specifying the Purchase Date has been delivered pursuant to Sections 2.15 or 2.16 shall be deemed tendered on the Purchase Date specified. From and after the specified Purchase Date of a Bond or Bonds tendered to the Paying Agent or deemed tendered pursuant to this paragraph, the former Holder of such a Bond or Bonds shall be entitled solely to the payment of the Purchase Price of its Bond or Bonds tendered or deemed tendered and interest accruing on undelivered Bonds after such Purchase Date shall no longer be payable to the former Holders of such Bonds.

      (C) The Paying Agent shall promptly return any Bondholder Tender Notice delivered pursuant to Sections 2.15 or 2.16 (together with the Bonds submitted therewith) that is incomplete or improperly completed or not delivered within the times required by Sections 2.15 or 2.16 to the Person or Persons submitting such notice and Bonds. The Paying Agent's determination of whether a Bondholder Tender Notice delivered pursuant to Sections 2.15 or 2.16 is properly completed or delivered on a timely basis shall be binding on the Borrower, the Trustee, the Remarketing Agent and the Holder of the Bonds submitted therewith.

      SECTION 2.18. NO OPTIONAL TENDER IN FLEXIBLE MODE OR FIXED MODE. Bonds in a Flexible Mode or a Fixed Mode shall not be subject to tender by demand of the Holder thereof for purchase.

      SECTION 2.19. TENDER FUND. In connection with the tender of any Bonds hereunder, it shall be the duty of the Paying Agent to hold the monies received by it pursuant to Section 2.21 in accordance with the provisions of this Section, without liability for interest thereon, for the benefit of the former Holder of any Tendered Bond, who shall thereafter be restricted exclusively to such monies for any claim of whatever nature on its part under this Indenture on, or with respect to, such Tendered Bond. Such monies shall be held in a separate and segregated fund by

                                                                    Exhibit 4.26

the Paying Agent designated the "Tender Fund" (and within such Tender Fund in separate accounts for monies received by the Paying Agent pursuant to Sections 2.21(A)(i), (ii) and (iii)) and shall be held uninvested. The Trustee and Paying Agent shall not be liable to the Borrower or the former Holder of any Tendered Bond for any interest on monies held in the Tender Fund, and any such monies shall be held and applied as provided in Section 5.7 hereof.

      SECTION 2.20. REMARKETING OF THE BONDS. (A) Upon the delivery of a Bondholder Tender Notice by any Holder in accordance with Sections 2.15 or 2.16 hereof, or upon any mandatory tender pursuant to Sections 2.11 or 2.12 hereof, the Remarketing Agent shall, in accordance with and subject to the Remarketing Agreement, offer for sale and use its best efforts to sell such Bonds in accordance with such Remarketing Agreement, any such sale to be consummated on the Purchase Date at the Purchase Price; provided, however, that Bonds shall not be remarketed to the Borrower or any Affiliate thereof, any "insider" thereof within the meaning of the United States Bankruptcy Code or to any party (other than the Credit Facility Provider or the Liquidity Facility Provider) that is providing a guarantee of payments on the Bonds.

      (B) After notification of conversion to a Fixed Rate has been given pursuant to Section 2.4(B) hereof, if requested by the Borrower, the Remarketing Agent shall offer for sale and use its best efforts to sell the Bonds to be so converted to a Fixed Rate in accordance with the Remarketing Agreement, any such sale to be consummated on the Interest Mode Adjustment Date applicable to such Bonds, at the Purchase Price.

      (C) The Remarketing Agent shall not sell any Bond delivered pursuant to Sections 2.15 or 2.16 or made subject to mandatory purchase pursuant to Sections 2.10, 2.11 or 2.12 if the amount to be received from the sale of such Bond is less than the Purchase Price to be paid for such Bond pursuant to Sections 2.15 and 2.16 or Sections 2.10, 2.11 and 2.12, respectively.

      (D) By 3:00 p.m., New York City time, on the Business Day prior to the Purchase Date, or in the case of Bonds in a Daily Mode by 10:45 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed by a written notice, to the Paying Agent and the Liquidity Facility Provider, specifying the principal amount of such Bonds, if any, sold by it pursuant to Sections 2.20(A) or (B) and the amount of funds actually in the possession of the Remarketing Agent to be transferred to the Trustee, and by no later than 11:00 a.m., New York City time (11:45 a.m., New York City time, for Bonds in a Daily Mode), on the Purchase Date, the Remarketing Agent shall deposit with the Paying Agent the proceeds from the sale of the Bonds in immediately available funds. Upon receipt of the notice from the Remarketing Agent as herein provided, the Paying Agent shall furnish such information to the Borrower, the Trustee and the Liquidity Facility Provider by telephonic or telegraphic notice, promptly confirmed by a written notice.

      (E) The Remarketing Agent shall, in accordance with the Remarketing Agreement, continue to offer for sale and use its best efforts to sell at the Purchase Price any Purchased Bonds and any Borrower Bonds; provided, however, that no sale of any such Purchased Bonds or Borrower Bonds shall be made unless the amount available pursuant to the terms of the Liquidity Facility is reinstated as communicated by the Trustee to the Remarketing Agent with respect to any such remarketed Purchased Bonds or Borrower Bonds. By 12:00 noon, New York

                                                                    Exhibit 4.26

City time, on the date for the sale of any Purchased Bonds or Borrower Bonds pursuant to this Section 2.20(E), which date may be any Business Day, the Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed by written notice, to the Paying Agent and the Liquidity Facility Provider of the principal amount of Purchased Bonds and the Borrower Bonds to be sold on such Business Day and the accrued interest to be paid by such purchaser. By no later than 1:00 p.m., New York City time, on such sale date, the Remarketing Agent shall deposit with the Paying Agent the proceeds from the sale of the Purchased Bonds or Borrower Bonds in immediately available funds. By 2:30 p.m., New York City time, on such sale date, the Trustee shall pay to the Paying Agent for the account of the Liquidity Facility Provider, from amounts on deposit in the Debt Service Fund, by wire transfer in immediately available funds, an amount of accrued interest on such Bonds equal to the difference between the amount of accrued interest to be paid by the purchaser of such Bonds and the amount of accrued interest due and owing on such Purchased Bonds at the Purchased Bond Rate. The Trustee shall notify the Liquidity Facility Provider and the Borrower of each sale of Purchased Bonds and Borrower Bonds pursuant to this Section 2.20(E). Any Borrower Bonds that remain unsold for a period of ninety (90) days shall be automatically deemed canceled and the Borrower shall instruct the Trustee to cancel such Bonds.

      SECTION 2.21. SOURCE OF FUNDS FOR PURCHASE OF BONDS. On the date on which Bonds are to be delivered for purchase pursuant to this Article II, the Paying Agent shall purchase, but only from the sources listed below and only after the Paying Agent has sufficient funds available, such Bonds from the Holders thereof at the Purchase Price (unless such Bonds are being redeemed on such date pursuant to Section 2.9 hereof). Funds for the payment of the Purchase Price shall be derived solely from the following sources in the order of priority indicated and none of the Remarketing Agent, the Paying Agent or the Trustee shall be obligated to provide funds from any other source:

            (1) amounts received by the Paying Agent, by 11:00 a.m., New York City time (11:45 a.m., New York City time, for Bonds in a Daily Mode), on the Purchase Date representing proceeds of the sale of such Bonds by the Remarketing Agent;

            (2) monies furnished by the Liquidity Facility Provider under the Liquidity Facility; and

            (3) monies furnished by the Borrower.

      Bonds, the Purchase Price of which is paid for with funds drawn on the Liquidity Facility pursuant to this Section, shall be registered to the Liquidity Facility Provider, or its designee, by the Trustee (whether or not such Bonds are delivered by the tendering Bondholder) and shall be "Purchased Bonds". Bonds, the Purchase Price of which is paid for initially by the Liquidity Facility but reimbursed with funds provided by the Borrower to the Liquidity Facility Provider, and Bonds purchased with monies furnished by the Borrower pursuant to Section 2.23 shall be registered in the name of the Borrower by the Trustee and shall be "Borrower Bonds". Borrower Bonds shall be held by the Trustee for the account of such Borrower until transferred pursuant to Section 2.20 or canceled pursuant to instructions of the Borrower. Borrower Bonds and Purchased Bonds shall not be subject to optional or mandatory tender for purchase, but Purchased Bonds are subject to redemption as provided hereunder.

                                                                    Exhibit 4.26

      (B) If the Paying Agent is unable to purchase any Bond tendered for purchase pursuant to Section 2.15 or 2.16, or subject to mandatory purchase pursuant to Section 2.10, 2.11 or 2.12 because sufficient funds are not available therefor from the sources indicated in Section 2.21(A), no purchase of any Bonds shall occur on that date and all Bonds subject to purchase shall be returned by the Paying Agent to their Holders and such failure shall be a default hereunder pursuant to Section 8.1(C) hereof. Such Holders shall not relinquish any right to tender pursuant to Sections 2.15 or 2.16 by virtue of the return of such Bonds and shall continue to be subject to the provisions for mandatory purchase pursuant to Section 2.10, 2.11 and 2.12, as otherwise provided herein, and interest accruing on such Bonds shall be payable to such Holders.

      SECTION 2.22. REGISTRATION OF TENDERED BONDS, PURCHASED BONDS AND BORROWER BONDS; CUSTODY OF REMARKETING PROCEEDS.

      (A) The Paying Agent shall register the transfer of such Bonds tendered to it upon the books kept for the registration and transfer of Bonds and the Authority, subject to the provisions of Section 2.8, shall execute and the Paying Agent shall authenticate and deliver a new registered Bond or Bonds, registered in the name of the purchaser or purchasers thereof, in the aggregate principal amount equal to the principal amount of such Bond, of like date and tenor, in exchange for or in lieu of, and in substitution for, such Bond.

      Purchased Bonds and Borrower Bonds shall be registered as such on the books and records maintained by the Trustee for registration of Bonds (or if the Bonds are held in the Book-Entry Only System, such Bonds shall be recorded in the books of the securities depository for the account of the Trustee and shall be deemed to be Purchased Bonds or Borrower Bonds, as the case may be). The Trustee shall not be required to authenticate or deliver Purchased Bonds or Borrower Bonds, except that it shall authenticate and deliver Purchased Bonds pursuant to written instructions received from the Liquidity Facility Provider. Upon receipt by the Trustee of notice from the Remarketing Agent that a purchaser has been found for Purchased Bonds or Borrower Bonds held by the Trustee, the Trustee shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Purchased Bonds or Borrower Bonds) upon receipt by the Trustee of the Purchase Price of such Bonds, provided, however, that no Purchased Bond or Borrower Bond shall be so registered and delivered unless the Trustee has received from the Liquidity Facility Provider a written notice of the reinstatement of the principal and interest component of the Liquidity Facility. The Trustee shall promptly give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Remarketing Agent whenever (i) it is prohibited from registering and delivering Bonds pursuant to this Indenture and (ii) if the Trustee has been so prohibited, upon the restoration of its power hereunder to register and deliver Bonds.

      (B) The Remarketing Agent and the Paying Agent, as applicable, shall hold the proceeds of any sale of Bonds delivered to it for purchase pursuant to this Indenture for the account of and for the benefit of the person who delivered such Bond for purchase and shall deliver the proceeds of such sale to such person.

      (C) The Remarketing Agent shall give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Paying Agent no later than 11:00 a.m., New York City time, on a day upon which Bonds are to be purchased pursuant to Article II hereof, to the extent

                                                                    Exhibit 4.26

the Remarketing Agent has not received remarketing proceeds sufficient to pay the Purchase Price of Bonds delivered or deemed delivered pursuant to Article II hereof. The Paying Agent shall promptly thereafter make demand for payment of monies under the Liquidity Facility in accordance with the provisions of Section 2.23.

      SECTION 2.23. DEMAND ON THE LIQUIDITY FACILITY; BORROWER BONDS. (A) The Trustee shall, no later than 4:00 p.m., New York City time, on the day preceding each Purchase Date (12:00 noon, New York City time, on each Purchase Date, for Bonds in a Daily Mode), draw on the Liquidity Facility and the Liquidity Facility Provider shall disburse by 12:00 noon, New York City time, on the Purchase Date (2:15 p.m., New York City time, on the Purchase Date for Bonds in a Daily Mode), an amount which shall be sufficient, together with the amount of funds the Remarketing Agent has in its possession as stated in its notice to the Paying Agent pursuant to Section 2.20(D) hereof, to enable the Paying Agent to pay the Purchase Price of all tendered Bonds or deemed tendered Bonds. The Paying Agent shall not, however, use any amounts drawn under the Liquidity Facility to pay the Purchase Price of Purchased Bonds or Borrower Bonds, and that in the case of an Expiration Date, a Termination Date or a Substitution Date relating to the expiration, termination or substitution of a Credit Facility, such draw shall be made under the Credit Facility, rather than the Liquidity Facility.

      (B) If the amount received by the Paying Agent from the sale of the Bonds by the Remarketing Agent, together with amounts furnished by the Liquidity Facility Provider under the Liquidity Facility, received by the Paying Agent for the purchase of Bonds supported by a Liquidity Facility and tendered or deemed tendered pursuant to Article II is not sufficient to pay the Purchase Price of such Bonds on the Purchase Date, the Trustee shall before 1:00 p.m. New York City time, on such Purchase Date, notify the Borrower and the Remarketing Agent of such deficiency by telegraphic or telephonic notice, promptly confirmed by a written notice. The Borrower shall pay to the Trustee in immediately available funds by 2:15 p.m., New York City time, on the Purchase Date an amount equal to the Purchase Price of such Bonds less the amount, if any, available to pay the Purchase Price in accordance with Section 2.20 from the proceeds of the remarketing of such Bonds or from drawings on the Liquidity Facility, as reported by the Trustee. To the extent that payments made by the Borrower on the Purchase Date, together with amounts available to pay the Purchase Price in accordance with Section 2.20 from the proceeds of the remarketing of such Bonds or from drawings on the Liquidity Facility exceeds the Purchase Price, such amounts shall first be applied to the payment of the Purchase Price of Bonds tendered or deemed tendered in accordance with the order of priority set forth in Section 2.21 hereof, and the excess (which shall be deemed to have come from the Borrower) shall be disbursed at 2:15 p.m. New York City time to reimburse the Liquidity Facility Provider for draws under the Liquidity Facility.

      SECTION 2.24. NO REMARKETING OF BONDS AFTER CERTAIN DEFAULTS. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds (i) pursuant to Section 2.20 hereof if there shall have occurred and be continuing an Event of Default described in Section 8.1 hereof, the Credit Facility Provider shall be in default of its payment obligations under the Credit Facility or a Credit Facility Event of Insolvency shall have occurred, or
(ii) if such Bonds have been called for redemption pursuant to Section 2.9 hereof, unless the potential Holders of any such remarketed Bonds have been given prior written notice stating that such Bonds have been called for redemption and the date of redemption for such Bonds.

                                                                    Exhibit 4.26

      SECTION 2.25. AUTHORIZED DENOMINATIONS. Notwithstanding anything in this Indenture to the contrary, no portion of any Bond may be tendered if the principal amount of the Bonds to be owned by the Holder of the Bond thereafter is less than an Authorized Denomination.

      SECTION 2.26. ASSIGNMENT OF CREDIT FACILITY AND LIQUIDITY FACILITY ON RESIGNATION OF TRUSTEE AND PAYING AGENT. Upon the resignation or removal of the Trustee or the Paying Agent and the appointment of a successor Trustee or Paying Agent, as the case may be, pursuant to this Indenture, the Trustee or the Paying Agent, as the case may be, shall prepare and present to each Credit Facility Provider and Liquidity Facility Provider, the certificates, if any, specified by the Credit Facility Provider and the Liquidity Facility Provider, respectively, to effect the transfer of the Credit Facility and the Liquidity Facility to the successor Trustee or Paying Agent, as the case may be.

      SECTION 2.27. PRIORITY OF TENDERS. If a mandatory tender pursuant to Sections 2.10, 2.11 or 2.12 shall occur on or prior to a date for which notice of an optional tender has been given pursuant to Sections 2.6 or 2.7, such mandatory tender shall take precedence.

      SECTION 2.28. EXECUTION AND AUTHENTICATION OF BONDS. (A) After their authorization as provided in this Article, Bonds may be executed by or on behalf of the Authority and delivered to the Trustee or the Paying Agent for authentication. Each Bond shall be executed in the name of the Authority by the manual or facsimile signature of any one or more Authorized Representatives of the Authority.

      (B) In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed shall have been authenticated and delivered by the Trustee or the Paying Agent, such Bonds may nevertheless be authenticated and delivered as herein provided as if the person who so signed such Bonds had not ceased to be such officer. Any Bond may be signed on behalf of the Authority by any person who, on the date of such act, shall hold the proper office, notwithstanding that at the date of such Bond such person may not have held such office.

      (C) The Bonds shall each bear thereon a certificate of authentication, in the form set forth in the recitals to this Indenture, executed manually by the Trustee or the Paying Agent. Only such Bonds as shall bear thereon such certificate of authentication shall be entitled to any right or benefit under this Indenture and no Bond shall be valid or obligatory for any purpose until such certificate of authentication shall have been duly executed by the Trustee or the Paying Agent. Such certificate of the Trustee or the Paying Agent upon any Bond executed on behalf of the Authority shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered under this Indenture and that the holder thereof is entitled to the benefits hereof.

      SECTION 2.29. DELIVERY OF BONDS. The Bonds shall be executed in the form and manner set forth herein and shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee or the Paying Agent. Upon payment to the Trustee of the proceeds of sale thereof, such Bonds shall be delivered by the Trustee or the Paying Agent to or upon the order of the purchasers thereof, but only upon receipt by the Trustee of:

                                                                    Exhibit 4.26

            (i) A certified copy of the Authority's resolution authorizing the issuance of the Bonds and, the execution and delivery of this Indenture and the Financing Documents;

            (ii) Original executed counterparts of the Financing Documents other than the Note, and the originally executed Note;

            (iii) A request and authorization to the Trustee or the Paying Agent on behalf of the Authority to authenticate and deliver the Bonds to the purchasers therein identified upon payment to the Trustee, for the account of the Authority, of a sum specified in such request and authorization, plus any accrued interest on the Bonds to the date of such delivery. The proceeds of such payment shall be paid over to the Trustee and deposited in the Refunding Fund and Debt Service Fund pursuant to Article IV hereof; and

            (iv) A written opinion by Bond Counsel to the effect that the issuance of such Bonds has been duly authorized and that all conditions precedent to the delivery thereof set forth in this Indenture have been fulfilled.

      SECTION 2.30. NO ADDITIONAL BONDS. No Additional Bonds on a parity with the Bonds may be issued under this Indenture.

                                                                    Exhibit 4.26

                                   ARTICLE III
                      GENERAL TERMS AND PROVISIONS OF BONDS

      SECTION 3.1. DATE OF BONDS. The Bonds shall be dated and bear interest from their date of delivery, except in the case of Bonds delivered in any exchange or transfer hereunder on or subsequent to the first Interest Payment Date of the Bond for which it is exchanged or transferred, which shall bear interest from the Interest Payment Date next preceding the date of such delivery, unless, as shown by the records of the Trustee, interest on the Bond surrendered in exchange for such Bond shall be in default, in which case such Bond shall bear interest from the date to which interest has been paid in full on the Bond so surrendered.

      SECTION 3.2. FORM AND DENOMINATIONS. Bonds shall be issued in fully registered form, without coupons, in denominations as provided in the form of the Bonds. Subject to the provisions of Section 3.3 hereof, the Bonds shall be in substantially the form set forth in the recitals to this Indenture, with such variations, omissions and insertions as are permitted or required by this Indenture.

      SECTION 3.3. LEGENDS. Each Bond shall contain on the face thereof a statement to the effect that neither the State nor any municipality thereof shall be obligated to pay the principal of the Bond or interest thereon and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds may, in addition, contain or have endorsed thereon such provisions, specifications and descriptive words not inconsistent with the provisions of this Indenture as may be necessary or desirable to comply with custom or otherwise as may be determined by the Authority prior to the delivery thereof.

      SECTION 3.4. MEDIUM OF PAYMENT. The Bonds shall be payable as to principal and Redemption Price, if any, and interest thereon in lawful money of the United States of America. Payment of the interest on the Bonds shall be made to the person appearing on the registration books of the Authority provided for herein as the Bondholder thereof on the Record Date, by wire transfer on each Interest Payment Date when a Daily, Weekly or Flexible Rate is in effect and by check mailed by first class mail when a Fixed Rate is in effect mailed by the Paying Agent to the Bondholder at his address as shown on such registration books of the Authority, kept by the Paying Agent unless an alternate method of payment is agreed to by the Paying Agent and the Bondholder, subject to the approval of the Authority, which approval shall not be unreasonably withheld. The principal or Redemption Price of Bonds shall be paid to the Bondholder upon presentation and surrender of the Bonds at the principal office of the Paying Agent.

      SECTION 3.5. BOND DETAILS. Subject to the provisions hereof, the Bonds shall be dated, shall mature in such years and such amounts, shall bear interest at such rate or rates per annum, shall be subject to redemption on such terms and conditions and shall be payable as to principal or Redemption Price, if any, and interest at such place or places as shall be specified in this Indenture.

      SECTION 3.6. INTERCHANGEABILITY, TRANSFER AND REGISTRY. (A) Each Bond shall be transferable only upon compliance with the restrictions on transfer set forth on such Bond and only upon the books of the Authority, which shall be kept for the purpose at the principal office

                                                                    Exhibit 4.26

of the Paying Agent, by the registered owner thereof in person or by his attorney duly authorized in writing, upon presentation thereof together with a written instrument of transfer satisfactory to the Paying Agent duly executed by the registered owner or his duly authorized attorney. Upon the transfer of any Bond, the Paying Agent shall prepare and issue in the name of the transferee one or more new Bonds in authorized denominations of the same aggregate principal amount as the surrendered Bond.

      (B) Any Bond, upon surrender thereof at the office of the Paying Agent with a written instrument of transfer satisfactory to the Paying Agent, duly executed by the registered owner or his attorney duly authorized in writing, may be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. No transfer will be effective unless represented by such surrender and reissue.

      (C) Except as otherwise specifically provided herein, the Authority, the Borrower, the Trustee, and any Paying Agent may deem and treat the person in whose name any Bond shall be registered as the absolute owner of such Bond, whether such Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal and Redemption Price, if any, of and interest on such Bond and for all other purposes, and all payments made to any such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid, and neither the Authority, the Borrower, the Trustee nor any Paying Agent, nor any agent of the foregoing, shall be affected by any notice to the contrary.

      (D) The Paying Agent shall not be required to exchange or transfer (a) any Bond during the fifteen (15) day period preceding any Interest Payment Date or the date fixed for selection of Bonds for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed.

      SECTION 3.7. BONDS MUTILATED, DESTROYED, STOLEN OR LOST. In case any Bond shall become mutilated or be destroyed, stolen or lost, the Authority shall execute and thereupon the Trustee or the Paying Agent shall authenticate and deliver, a new Bond of the same principal amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond, upon surrender and cancellation of such mutilated Bond or in lieu of and substitution for the Bond destroyed, stolen or lost, upon filing with the Trustee of evidence satisfactory to the Authority, the Trustee and the Paying Agent that such Bond has been destroyed, stolen or lost and proof of ownership thereof, and upon furnishing the Authority, the Trustee and the Paying Agent with indemnity satisfactory to them and complying with such other reasonable requirements as the Authority and the Trustee and the Paying Agent may prescribe and paying such expenses as the Authority, the Trustee and the Paying Agent may incur. All Bonds so surrendered to the Trustee shall be cancelled by it. Any such new Bonds issued pursuant to this Section in substitution for Bonds alleged to be destroyed, stolen or lost shall constitute original additional contractual obligations on the part of the Authority, whether or not the Bonds so alleged to be destroyed, stolen or lost be at any time enforceable by anyone, and shall be equally secured by and entitled to equal and proportionate benefits with all other Bonds

                                                                    Exhibit 4.26

issued hereunder in any moneys or securities held by the Authority, the Trustee or the Paying Agent for the benefit of the owners of the Bonds.

      SECTION 3.8. CANCELLATION AND DESTRUCTION OF BONDS. All Bonds paid or redeemed in full, either at or before maturity, shall be delivered to the Paying Agent when such payment or redemption is made, and such Bonds together with all Bonds purchased by the Paying Agent, together with all Bonds surrendered in any exchange or transfers, shall thereupon be promptly cancelled. All Bonds acquired and owned by the Borrower and delivered to the Paying Agent for cancellation shall be deemed paid and shall be promptly cancelled. Bonds so cancelled shall be cremated or otherwise destroyed by the Paying Agent, who shall execute a certificate of cremation or destruction in duplicate under signature of one of its authorized officers describing the Bonds so cremated or otherwise destroyed, and one executed certificate shall be filed with the Authority and the other executed certificate shall be retained by the Paying Agent. The Paying Agent shall provide written notice to Moody's, if the Bonds are then rated by Moody's and to S&P, if the Bonds are then rated by S&P, of the final payment or redemption of any of the Bonds, either at or before maturity, upon cancellation of any such Bonds.

      SECTION 3.9. REQUIREMENTS WITH RESPECT TO TRANSFERS. In all cases in which the privilege of transferring Bonds is exercised, the Authority shall execute and the Trustee or the Paying Agent shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such transfer shall forthwith be cancelled by the Trustee or the Paying Agent. For every such transfer of Bonds, the Authority, the Trustee or the Paying Agent may, as a condition precedent to the privilege of making such transfer, make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such transfer and may charge a sum sufficient to pay the cost of preparing and delivering each new Bond issued upon such transfer, which sum or sums shall be paid by the person requesting such transfer.

      SECTION 3.10. REGISTRAR. The Trustee shall also be Registrar for the Bonds, and shall maintain a register showing the names of all registered owners of Bonds, Bond numbers and amounts, and other information appropriate to the discharge of its duties hereunder. The Trustee shall make available to the Borrower for its inspection during normal business hours the registration books for the Bonds, as may be requested by the Borrower in connection with any purchase or tender offer by it with respect to the Bonds.

      SECTION 3.11. SUBSTITUTE CREDIT FACILITY. (A) Unless thirty-five (35) days prior to the Credit Facility Expiration Date the Borrower delivers to the Trustee evidence of the extension of the Credit Facility on substantially the same terms as originally issued (including that amounts may be drawn under the Credit Facility in the same circumstances as provided in Section 2.7), the Trustee shall direct the Paying Agent to give notice to the Bondholders, in accordance with the provisions of Section 2.13(A), and the Bonds shall be subject to mandatory tender in accordance with Section 2.12(A).

      (B) Upon not less than forty-five (45) days written notice to the Authority and the Trustee, the Borrower may on any Interest Payment Date during the then current Interest Mode provide for the replacement of the Credit Facility, by the delivery of a Substitute Credit Facility and the return by the Trustee of the Credit Facility, subject to the requirements of Section

                                                                    Exhibit 4.26

3.11(C); provided, however, that the Credit Facility shall not be replaced if any Bonds are in a Flexible Mode except on the Flexible Date with respect to such Bonds.

      (C) The following conditions shall apply to the delivery of any Substitute Credit Facility pursuant to this Section 3.11:

            (i) The Substitute Credit Facility shall have a term of not less than 364 days.

            (ii) Prior to the substitution of any Credit Facility, the Borrower shall have delivered to the Authority and the Trustee:

                  (a) a statement identifying the Substitute Credit Facility
            Provider and a statement from each Rating Agency stating the rating of the Bonds would not be reduced or withdrawn as a result of the proposed substitution;

                  (b) an opinion of counsel for the Substitute Credit Facility
            Provider satisfactory to the Authority and the Trustee that it constitutes a legal, valid and binding obligation of the Substitute Credit Facility Provider enforceable in accordance with its terms;

                  (c) a certificate of the Credit Facility Provider that all
            Credit Facility Payment Obligations or amounts otherwise owed to the Credit Facility Provider have been or will concurrently be paid; and

                  (d) a certificate of the Borrower stating that it has the
            means to reimburse the Credit Facility Provider for the final draw on the Credit Facility.

            (iii) Each Substitute Credit Facility must be similar with respect to payment provisions for the Bonds in all material respects to the previous Credit Facility and be on terms no less favorable to the Trustee as the Credit Facility being replaced.

            (iv) If at any time the Credit Facility and the Liquidity Facility are provided by the same facility, the Substitute Credit Facility and the Substitute Liquidity Facility must be replaced simultaneously.

      SECTION 3.12. SUBSTITUTE LIQUIDITY FACILITY. (A) Unless thirty-five (35) days prior to the Liquidity Facility Expiration Date the Borrower delivers to the Trustee evidence of the extension of the Liquidity Facility on substantially the same terms as originally issued (including that amounts may be drawn under the Liquidity Facility in the same circumstances as provided in this Article
III), the Trustee shall direct the Paying Agent to give notice to the Bondholders, in accordance with the provisions of Section 2.13(A), and the Bonds shall be subject to mandatory tender in accordance with Section 2.12(A).

      (B) Upon not less than forty-five (45) days written notice to the Authority and the Trustee, the Borrower may on any Interest Payment Date during the then current Interest Mode provide for the replacement of the Liquidity Facility, by the delivery of a Substitute Liquidity Facility and the return by the Trustee of the Liquidity Facility, subject to the requirements of

                                                                    Exhibit 4.26

Section 3.12(C); provided, however, that the Liquidity Facility shall not be replaced if any Bonds are in a Flexible Mode except on the Flexible Date with respect to such Bonds.

      (C) The following conditions shall apply to the delivery of any Substitute Liquidity Facility pursuant to this Section 3.12:

            (i) The Substitute Liquidity Facility shall have a term of not less than 364 days.

            (ii) Prior to the substitution of any Liquidity Facility, the Borrower shall have delivered to the Authority and the Trustee:

                  (a) a statement identifying the Substitute Liquidity Facility
            Provider and a statement from each Rating Agency, stating the rating of the Bonds as a result of the proposed substitution; and

                  (b) an opinion of counsel for the Substitute Liquidity
            Facility Provider satisfactory to the Authority, the Trustee, the Remarketing Agent and the Credit Facility Provider that it constitutes a legal, valid and binding obligation of the Substitute Liquidity Facility Provider enforceable in accordance with its terms.

            (iii) Each Substitute Liquidity Facility must be similar with respect to the payment provisions affecting the Bondholders' rights to tender Bonds in all material respects to the previous Liquidity Facility, and be satisfactory to the Borrower, the Authority, the Trustee, the Credit Facility Provider and the Remarketing Agent. No Substitute Liquidity Facility may take effect unless all Purchased Bonds, if any, Outstanding under the existing Liquidity Facility are purchased by such Substitute Liquidity Facility Provider.

            (iv) If at any time the Credit Facility and the Liquidity Facility are provided by the same facility, the Substitute Credit Facility and the Substitute Liquidity Facility must be replaced simultaneously.

      SECTION 3.13. RIGHTS OF CREDIT FACILITY PROVIDER. (A) To the extent that the Credit Facility Provider makes payment of principal of or interest on the Bonds and has not been reimbursed therefor, it shall be entitled to the right to payment of principal of or interest on such Bonds and shall be fully subrogated to all of the Holder's rights and security thereunder and under this Indenture, including the registered Holder's right to payment thereof.

      (B) For so long as the Credit Facility shall be in full force and effect, the Bonds shall not be subject to acceleration upon the occurrence of an Event of Default without the prior written consent of the Credit Facility Provider.

      (C) For so long as the Credit Facility shall be in full force and effect, the Trustee shall give notice within three (3) Business Days to the Credit Facility Provider at its address as specified in Section 13.1 of the occurrence of any Event of Default as defined in Section 8.1 of which an officer in the Corporate Trust Department of the Trustee has actual knowledge.

                                                                    Exhibit 4.26

      (D) To the extent that this Indenture confers upon or gives or grants to a Credit Facility Provider any right, remedy or claim under or by reason of this Indenture, the Credit Facility Provider is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Authority, the Borrower, the Trustee, the Credit Facility Provider, the Paying Agent and the Bondholders, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Authority, the Borrower or the Trustee shall be for the sole and exclusive benefit of the Authority, the Borrower, the Trustee, the Credit Facility Provider, the Paying Agent and the Bondholders.

      (E) Any provision of this Indenture expressly recognizing or granting rights in or to a Credit Facility Provider may not be amended in any manner which affects the rights of the Credit Facility Provider hereunder without the prior written consent of the Credit Facility Provider.

      (F) Notwithstanding anything in this Indenture to the contrary, upon the default of the Credit Facility Provider of its payment obligations under a Credit Facility or the occurrence of a Credit Facility Event of Insolvency, the Credit Facility Provider shall have no rights hereunder other than rights it may have with respect to Purchased Bonds and other rights of subrogation as herein provided to the extent that the Credit Facility Provider has made payments under the Credit Facility.

      (G) For as long as a Credit Facility shall be in full force and effect, the registration books maintained by the Paying Agent shall be available to such Credit Facility Provider and its designated agent for reasonable inspection and copying.

      (H) Notwithstanding anything in this Indenture to the contrary, for so long as the Credit Facility shall be in full force and effect and provided that the Credit Facility Provider shall not be in default of its payment obligations under such Credit Facility and no Credit Facility Event of Insolvency shall have occurred, (i) the Credit Facility Provider shall be deemed to be the sole Holder of all Bonds, for all purposes of Article VIII and Section 9.8 hereof, (ii) the Credit Facility Provider shall be deemed to be the sole Holder of all Bonds at all times for the purpose of all approvals, consents, waivers or institution of any actions and the direction of any remedies, other than for the purpose of making amendments which pursuant to Section 10.3 require the consent of the individual Holders of each Bond which would be affected by such change, in which case the consents of both the Bondholders and the Credit Facility Provider shall be required and, (iii) when the consent of all or a certain percentage of Bondholders is required, then the prior written consent of the Credit Facility Provider shall also be required.

      (I) The provisions contained in this section and Section 10.2 and the Credit Facility Provider's rights to consents, approvals and waivers, but not its rights to receive notices, shall be null and void upon the happening of any of the following: (i) a Credit Facility Event of Insolvency, except to the extent of payments made by the Credit Facility Provider under the Credit Facility which are not voidable preferences; or (ii) the Credit Facility Provider shall be in default of its payment obligations under the Credit Facility.

                                                                    Exhibit 4.26

      (J) The Trustee shall not take the Credit Facility into account when determining whether the Bondholders are adversely affected or benefited by actions taken under this Indenture.

      (K) The Credit Facility Provider shall be furnished with information or given notice, addressed to it at its address set forth in Section 13.1 or such other address as it shall have furnished to the person giving notice, as follows:

            (i) Notwithstanding any other provision of this Indenture, the Trustee shall notify such Credit Facility Provider (A) promptly if at any time there are insufficient monies to make any payments of principal or interest as required, (B) within three (3) Business Days upon the occurrence of any Event of Default hereunder of which an Authorized Officer of the Trustee has actual knowledge and (C) prior to a refunding of or redemption of Bonds, including the principal amounts, maturities, and CUSIP numbers of the Bonds to be redeemed.

            (ii) The Trustee shall notify the Credit Facility Provider immediately of the commencement of any proceeding by or against the Borrower, of which an Authorized Officer of the Trustee has actual notice, commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding").

            (iii) The Trustee shall notify the Credit Facility Provider immediately of the making of any claim of which an Authorized Officer has actual notice in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment of principal of, or interest on, the Bonds.

            (iv) Such additional information as the Credit Facility Provider reasonably may request from time to time.

      (L) The Credit Facility Provider shall be paid or reimbursed by the Borrower, for any and all charges, fees, costs and expenses which the Credit Facility Provider may reasonably pay or incur in connection with (i) the administration, enforcement, defense or preservation of any rights in respect of this Indenture, (ii) the pursuit of any remedies under this Indenture or otherwise afforded by law or equity, (iii) any amendment, waiver or other action with respect to, or related to, this Indenture whether or not executed or completed, (iv) the violation by the Borrower of any law, rule or regulation, or any judgment, order or decree applicable to it, or (v) any litigation or other dispute in connection with this Indenture or the transactions contemplated hereby, other than amounts resulting from the failure of the Credit Facility Provider to honor its payment obligations under the Credit Facility.

      (M) The rights granted to the Credit Facility Provider under this Indenture to request, consent to or direct any action are rights granted to the Credit Facility Provider in consideration of its issuance of the Credit Facility.

      (N) The Liquidity Facility and the Credit Facility may be provided by a single provider and a single facility. If there is a single facility, including the Letter of Credit, draws upon the Liquidity Facility pursuant to Sections 2.10, 2.11, 2.12, 2.13 and 2.14, together with

                                                                    Exhibit 4.26

any and all amounts due to the Liquidity Facility Provider pursuant to the Liquidity Facility Documents, if not repaid by the Borrower, shall for all purposes of this Indenture be considered Credit Facility Payment Obligations.

      (O) In the event that the principal of and/or interest on the Bonds shall be paid by the Credit Facility Provider pursuant to the terms of the Credit Facility, such Bonds shall remain Outstanding, the assignment and pledge of the Trust Estate and all covenants, agreements and other obligations of the Borrower to the registered Holders shall continue to exist and the Credit Facility Provider shall be entitled to all of the rights of such registered Holders in accordance with the terms and conditions hereof and of the Credit Facility Documents.

      SECTION 3.14. FAVORABLE OPINION OF BOND COUNSEL. Notwithstanding anything in this Indenture to the contrary, with regard to the Bonds, the Borrower must deliver a Favorable Opinion of Bond Counsel in connection with (a) a change from a Variable Rate Mode to a Fixed Rate Mode, (b) a change in the Liquidity Facility Provider issuing the Liquidity Facility or the delivery of a Substitute Liquidity Facility, (c) a change in the Credit Facility Provider issuing the Credit Facility or the delivery of a Substitute Credit Facility, (d) a change in the security for the Bonds, (e) an amendment to this Indenture or the Agreement,
(f) an increase in the Maximum Rate, and (g) the establishment of an optional redemption schedule as provided in Section 2.9(A) of this Indenture.

                                                                    Exhibit 4.26

                                   ARTICLE IV
                 APPLICATION OF BOND PROCEEDS AND OTHER AMOUNTS

      SECTION 4.1. ACCRUED INTEREST. Simultaneously with the delivery of any Bonds by the Trustee, the amount received as accrued interest thereon, if any, shall be deposited in the Borrower Principal and Interest Account of the Debt Service Fund.

      SECTION 4.2. BOND PROCEEDS. The proceeds of sale and delivery of any Bonds, together with any premium received on account of the sale thereof (but excluding any accrued interest on the Bonds), shall simultaneously with the delivery thereof by the Trustee be deposited in the Prior Obligations Payment Account of the Refunding Fund.

      SECTION 4.3. BORROWER CONTRIBUTION. (A) A contribution of the Borrower in the amount of $24,116.00 (representing the amount of interest to accrue on the Prior Obligations from September 1, 2004 to October 7, 2004) shall simultaneously with the delivery of the Bonds be deposited by the Trustee in the Prior Obligations Payment Account of the Refunding Fund.

      (B) In addition, a contribution of the Borrower in the amount of $135,641.82 (representing amounts to be applied to the payment of costs incurred in connection with the refunding of the Prior Obligations including, but not limited to, all expenses incurred in connection with the issuance, execution and sale of the Bonds, including compensation and expenses of the Trustee, legal accounting and consulting expenses and fees, costs of printing and engraving, underwriting expenses and filing fee) shall simultaneously with the delivery of the Bonds be deposited by the Trustee in the Cost of Issuance Account of the Refunding Fund.

                                                                    Exhibit 4.26

                                    ARTICLE V
                         CUSTODY AND INVESTMENT OF FUNDS

      SECTION 5.1. CREATION OF FUNDS. (A) The Authority hereby establishes and creates the following special trust Funds and Accounts within such Funds:

            (1)   Refunding Fund

                  (a)   Prior Obligations Payment Account

                  (b)   Cost of Issuance Account

            (2)   Debt Service Fund

                  (a)   Borrower Principal and Interest Account

                  (b)   Borrower Redemption Account

                  (c)   Credit Facility Principal and Interest Account

                  (d)   Credit Facility Redemption Account

            (3)   Rebate Fund

            (4)   Renewal Fund

            (5)   Tender Fund

      (B) The Rebate Fund shall be held by the Trustee free and clear of any lien, charge or pledge created by this Indenture. The Tender Fund, as described in Section 2.19 hereof, shall be held by the Paying Agent free and clear of any lien, charge or pledge created by this Indenture, except as expressly provided in Section 2.19 hereof. Except for the Tender Fund, all of the Funds and Accounts created hereunder shall be held by the Trustee, including one or more depositories in trust for the Trustee. All moneys and investments deposited with the Trustee or any Paying Agent shall be held in trust and applied only in accordance with this Indenture and shall be trust funds for the purposes of this Indenture.

      (C) The Trustee in its sole discretion may establish accounts and subaccounts within the Funds created pursuant to this Section 5.1 for internal accounting purposes.

      SECTION 5.2. REFUNDING FUND. (A) There shall be deposited in the Refunding Fund any and all amounts required to be deposited therein pursuant to Section 4.2, Section 4.3 and Section 5.6 hereof or otherwise required to be deposited therein pursuant to the Agreement or this Indenture.

      (B) Subject to the provisions of Section 5.6(B) hereof, the Trustee shall apply $4,574,116.00 on deposit in the Prior Obligations Payment Account of the Refunding Fund to pay in full the principal of and interest on the Prior Obligations on October 7, 2004 and apply $135,641.82 on deposit in the Cost of Issuance Account of the Refunding Fund to pay the costs of refunding the Prior Obligations, including, but not limited to, all expenses incurred in connection with the issuance, execution and sale of the Bonds, including compensation and

                                                                    Exhibit 4.26

expenses of the Trustee, legal, accounting and consulting expenses and fees, costs of printing and engraving, underwriting expenses and recording and filing fees.

      (C) Disbursements from the Cost of Issuance Account of the Refunding Fund in respect of the payment of costs of refunding the Prior Obligations shall be made in accordance with a requisition submitted to the Trustee by the Borrower signed by an Authorized Representative of the Borrower stating the names of the payees, the purpose of each payment in terms sufficient for identification and the respective amounts of each such payment. Any payments remaining on deposit in the Cost of Issuance Account six (6) months after the Issue Date shall be returned to the Borrower.

      SECTION 5.3. DEBT SERVICE FUND. (A) The Trustee shall establish four separate accounts within the Debt Service Fund to be respectively designated "Borrower Principal and Interest Account", "Borrower Redemption Account", "Credit Facility Principal and Interest Account" and "Credit Facility Redemption Account."

      (B) The Trustee shall promptly deposit the Borrower Principal and Interest Account and the Borrower Redemption Account of the Debt Service Fund:

            (i) any amount required pursuant to Section 4.1 hereof to be deposited from the proceeds of the Bonds, which shall be credited to the Borrower Principal and Interest Account.

            (ii) all amounts received by the Trustee pursuant to Section 3.1 of the Agreement, which shall be credited to the Borrower Principal and Interest Account, in the manner set forth in this Indenture and the Agreement, and applied together with amounts available in the Borrower Principal and Interest Account, to the payment of principal of and interest on the Bonds or, for long as a Credit Facility is in effect with respect to the Bonds, to reimburse the Credit Facility Provider for amounts drawn under the Credit Facility, if any, for the purpose of paying principal of and interest on the Bonds in accordance with Section 5.3(E) below; and

            (iii) prepayments under the Agreement received by the Trustee from the Borrower pursuant to Article VIII thereof, which shall be credited to the Borrower Redemption Account.

      (C) The Trustee shall promptly deposit in the Credit Facility Principal and Interest Account and the Credit Facility Redemption Account of the Debt Service Fund:

            (i) all amounts received by the Trustee from drawings under the Credit Facility to pay principal of and interest on the Bonds which shall be credited to the Credit Facility Principal and Interest Account of the Debt Service Fund and applied to the payment of principal of and interest on the Bonds; and

            (ii) all amounts received by the Trustee from drawings under the Credit Facility to pay the Redemption Price of any Outstanding Bonds to be redeemed which shall be credited to the Credit Facility Redemption Account of the Debt Service Fund.

                                                                    Exhibit 4.26

      (D) Moneys on deposit in the Credit Facility Principal and Interest Account and the Credit Facility Redemption Account shall be applied to the payment when due of principal or the Redemption Price of, and interest on the Bonds (other than Purchased Bonds or Borrower Bonds).

      (E) Moneys on deposit in the Borrower Principal and Interest Account and the Borrower Redemption Account shall be applied to the following in the order of priority indicated:

            (i) the reimbursement of the Credit Facility Provider when due for moneys drawn under the Credit Facility for the payment of principal or Redemption Price of and interest on, the Bonds;

            (ii) when insufficient moneys have been received under the Credit Facility for application pursuant to paragraph (D) above, the payment when due of principal or Redemption Price of, and interest on the Bonds (other than Purchased Bonds or Borrower Bonds);

            (iii) the payment when due of principal of, premium, if any, on and interest on Purchased Bonds; and

            (iv) the payment when due of principal or Redemption Price of and interest on Borrower Bonds, provided that if the Trustee shall have received written notice from the Credit Facility Provider that any amounts are due and owing to the Credit Facility Provider under the Credit Facility Documents, such payments shall be made to the Credit Facility Provider for the account of the Borrower.

      (F) Amounts in the Credit Facility Redemption Account shall be applied, as promptly as practicable, by the Trustee at the direction of the Borrower to the purchase of Bonds at prices not exceeding the optional Redemption Price thereof applicable on the next redemption date plus accrued interest and all other amounts then due under the Financing Documents in connection with such redemption. Such redemption date shall be the earliest date upon which Bonds are subject to redemption from such amounts. Any amount in the Credit Facility Redemption Account not so applied to the purchase of Bonds by forty-five days prior to the next date on which the Bonds are so redeemable shall be applied to the redemption of Bonds on such redemption date; provided that if such amount aggregates less than $100,000, it need not be then applied to such redemption. Amounts in the Credit Facility Redemption Account to be applied to the redemption of Bonds shall be paid to the Paying Agents on or before the redemption date and applied by them on such redemption date to the payment of the Redemption Price of the Bonds being redeemed plus interest on such Bonds accrued to the redemption date and all other amounts then due under the Financing Documents in connection with such redemption.

      (G) Any amounts remaining in the Debt Service Fund after payment in full of the Bonds, any obligations owing to the Credit Facility Provider or the Liquidity Facility Provider, the fees, charges and expenses of the Trustee and the Paying Agents and all other amounts required to be paid hereunder or under the Financing Documents shall be paid to the Borrower upon the expiration or sooner termination of the Term of the Agreement.

                                                                    Exhibit 4.26

      SECTION 5.4. REBATE FUND. (A) There shall be credited to the Rebate Fund all amounts required to be credited thereto from interest earnings or net gain on disposition of investments pursuant to this Article V.

      (B) On the first Business Day following each Computation Period (as defined in the Tax Regulatory Agreement), upon direction in writing from the Borrower, pursuant to the Tax Regulatory Agreement, the Trustee shall withdraw from the Funds and Accounts and deposit to the Rebate Fund an amount such that the amount held in the Rebate Fund after such deposit is equal to the Rebatable Arbitrage (as defined in the Tax Regulatory Agreement) calculated as of the last day of the Computation Period; provided, however, that the Trustee may transfer monies from any Fund or Account only to the extent such transfer does not result in an Event of Default hereunder. In the event of any deficiency, the balance required shall be provided by the Borrower pursuant to Section 8.3 of the Tax Regulatory Agreement. Computations of the amounts on deposit in each Fund and Account and of the Rebatable Arbitrage shall be furnished to the Trustee by the Borrower in accordance with Section 8.3 of the Tax Regulatory Agreement. Any amounts on deposit in the Rebate Fund in excess of the Rebatable Arbitrage shall be deposited to the Debt Service Fund.

      (C) The Trustee, upon receipt of written instructions from an Authorized Representative of the Borrower in accordance with Section 8.3 of the Tax Regulatory Agreement, shall pay to the United States out of amounts in the Rebate Fund (1) not later than 30 days after the end of each five-year period following the date of issuance of the Bonds, an amount such that, together with amounts previously paid, the total amount paid to the United States is equal to 90% of the Rebatable Arbitrage calculated as of the end of the most recent Computation Period, and (2) not later than 30 days after the date on which all of the Bonds have been paid or redeemed, 100% of the Rebatable Arbitrage as of the end of the final Computation Period.

      (D) In transferring any funds to the Rebate Fund and making any payments to the United States from the Rebate Fund, the Trustee may rely on the written directions and computations provided it by the Borrower and the Trustee shall be relieved of all liability with respect to the making of such transfers and payments in accordance with the foregoing.

      SECTION 5.5. RENEWAL FUND. (A) Subject to the provisions of the Mortgage, there shall be paid into the Renewal Fund all amounts to be deposited therein pursuant to Section 5.3 of the Agreement, and such amounts shall be applied as provided therein.

      (B) Any surplus remaining in the Renewal Fund after the completion of any payments for the replacement, repair, reconstruction, alteration, relocation or restoration, of the Project with respect to any event of damage, destruction or condemnation shall be transferred to the Redemption Account of the Debt Service Fund, but the excess, if any, of such amount as will be sufficient to discharge and satisfy this Indenture and pay all Bonds as provided in Section 12.1 hereof shall be paid over to the Borrower free and clear of any pledge or lien hereunder.

      SECTION 5.6. INVESTMENT OF FUNDS AND ACCOUNTS. (A) Except as otherwise provided in this Indenture, amounts in the Funds and Accounts held hereunder shall, if and to the extent then permitted by law, be invested in Authorized Investments. Investments authorized under this

                                                                    Exhibit 4.26

Section shall be made by the Trustee at the written request of an Authorized Representative of the Borrower, and may be made by the Trustee through its own bond department. Any investment hereunder shall be made in accordance with the Tax Regulatory Agreement, including particularly the terms and conditions of
Article VII thereof relating to arbitrage. Such investments shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from such Funds and Accounts, and any such investments shall, subject to the provisions hereof, including, without limitation, Section 5.6(B) below, at all times be deemed to be a part of the Fund and Account, from which the investment was made.

      (B) Except as provided in the following sentence, the income or interest earned and gains realized in excess of losses suffered by any Fund and Account held hereunder from the date of delivery of the Bonds shall be credited to the Borrower Principal and Interest Account of the Debt Service Fund (except income or interest earned and gains realized in excess of losses suffered by the Rebate
Fund). Income or interest earned and gains realized in excess of losses suffered by the Refunding Fund shall be transferred to, or applied at the direction of, the Borrower on the date of the refunding of the Prior Obligations.

      (C) Prior to each Interest Payment Date on the Bonds, the Trustee shall notify the Borrower of the amount of any net investment income or gain received and collected subsequent to the preceding interest payment date and the amount then available in the Borrower Principal and Interest Account of the Debt Service Fund.

      SECTION 5.7. NON-PRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the remaining principal thereof becomes due, either at final maturity, or at the date fixed for redemption thereof, or otherwise, and funds sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the holder or holders thereof, all liability of the Authority to the holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond. Funds remaining with the Trustee as above unclaimed for six years shall be paid to the Borrower.

                                                                    Exhibit 4.26

                                   ARTICLE VI
                               REDEMPTION OF BONDS

      SECTION 6.1. PRIVILEGE OF REDEMPTION AND REDEMPTION PRICE. Bonds or portions thereof subject to redemption prior to maturity shall be redeemable, upon mailed notice as provided in this Article, at the times, at the Redemption Prices and upon such terms, in addition to and consistent with the terms contained in this Article, as shall be specified in Section 2.9 hereof and in such Bonds.

      SECTION 6.2. SELECTION OF BONDS TO BE REDEEMED. So long as the Bonds are in book-entry form, when Bonds are called, allocation shall be made by DTC or any successor securities depository and not by the Authority or the Trustee. In the event of redemption of less than all the Outstanding Bonds of like maturity, the Trustee shall select by lot, using such method of selection as it shall deem proper in its discretion, the principal amount of such Bonds to be redeemed provided, however, that so long as the Bonds are registered in the Book-Entry Only System, beneficial interests in Bonds shall be selected for redemption by DTC in such manner as DTC may determine, and provided further that any Purchased Bonds shall be redeemed first, prior to calling any other Bonds for redemption. For purposes of this Section, Bonds or portions of Bonds which have theretofore been selected by lot for redemption shall not be deemed Outstanding. In the event that the Book-Entry Only System is discontinued, if less than all of the Bonds are to be redeemed at the option of the Borrower, the Bonds or portion thereof to be redeemed shall be selected by the Borrower.

      SECTION 6.3. NOTICE OF REDEMPTION. When redemption is required or permitted by this Indenture, upon notification of the Trustee by the Borrower of such redemption not less than seven (7) days prior to the date on which the Trustee must give notice to Holders as provided in this Section or the Letter of Representation among the Authority, the Trustee and DTC (if the book entry system is still in effect), the Trustee shall give notice of such redemption in the name of the Authority, specifying the subsection of Section 2.9 hereof under which the redemption is to be made, the numbers and amounts of the Bonds or portions thereof to be redeemed, the redemption date and the place or places where amounts due upon such redemption will be payable. Such notice shall further state that on such date there shall become due and payable upon each Bond or portion thereof to be redeemed the Redemption Price thereof together with interest accrued to the redemption date and all other amounts then due under the Financing Documents, and that from and after such date interest thereon shall cease to accrue and be payable. Alternatively, at the option of the Authority, such notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date. Notice of redemption shall be given by the Trustee in the name and on behalf of the Authority by mailing a copy of each such notice to the registered owner of each Bond and the Credit Facility Provider by first-class mail postage prepaid, addressed to him at his last known address as it appears upon the bond register, (i) prior to the Fixed Rate Date, not more than thirty
(30) nor less than fifteen (15) days, and (ii) on and after the Fixed Rate Date not more than forty-five (45) nor less than thirty (30) days prior to the date fixed for redemption. Such notice shall be effective when mailed and any failure to receive such notice shall not affect the validity of the proceedings for redemption. In the event of a postal strike, the Trustee shall give notice by other appropriate means selected by the Trustee in its discretion.

                                                                    Exhibit 4.26

      SECTION 6.4. PAYMENT OF REDEEMED BONDS. (A) Notice having been given in the manner provided in Section 6.3 hereof, the Bonds or portions thereof so called for redemption shall become due and payable on the redemption dates so designated at the Redemption Price, plus interest accrued to the redemption date and all other amounts then due under the Financing Documents. If, on the redemption date, monies for the redemption of all the Bonds or portions thereof to be redeemed, together with interest to the redemption date, and all other amounts then due under the Financing Documents, shall be held by the Paying Agent so as to be available therefor on such date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date, interest on the Bonds or portions thereof so called for redemption shall cease to accrue and become payable. If such monies shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

      (B) Payment of the Redemption Price together with interest and all other amounts then due to the Bondholders under the Financing Documents shall be made to or upon the order of the registered owner, only upon presentation of the Bond for cancellation or notation as provided in Section 6.6 hereof.

      SECTION 6.5. CANCELLATION OF REDEEMED BONDS. (A) All Bonds redeemed in full under the provisions of this Article shall forthwith be cancelled and destroyed by the Trustee and a certificate of destruction furnished to the Authority, and no Bonds shall be executed, authenticated, issued or delivered in exchange or substitution therefor or for or in respect of any paid portion of a fully registered Bond. In the event that a portion only of a Bond shall be so called for redemption, then, at the option of the registered owner thereof if such owner is a securities depository, such Bond may be either submitted to the Trustee for notation thereon of the payment of the portion of the principal thereof called for redemption or surrendered for redemption. If so surrendered, one or more new Bonds shall be issued for the unredeemed portion hereof.

      (B) If there shall be called for redemption less than all of a Bond, the Authority shall execute and the Trustee shall authenticate and deliver, upon the surrender of such Bond, without charge to the owner thereof, for the unredeemed balance of the principal amount of the Bond so surrendered, Bonds in any of the authorized denominations.

      SECTION 6.6. SOURCES OF REDEMPTION PAYMENTS. If any Bonds are to be redeemed prior to the maturity thereof (other than pursuant to Section 2.9(E) of this Indenture) and a Credit Facility is in place to support the payment of such Bonds, such redemption shall be effectuated by the Trustee's drawing on such Credit Facility and the funds or Government Obligations on deposit in the Debt Service Fund or any other fund created for the purpose of redeeming Bonds shall be used by the Trustee to reimburse the Credit Facility Provider for such draw. Purchased Bonds redeemed pursuant to Section 2.9(E) shall be redeemed by funds provided by the Borrower.

                                                                    Exhibit 4.26

                                   ARTICLE VII
                              PARTICULAR COVENANTS

      SECTION 7.1. NO PECUNIARY LIABILITY ON AUTHORITY OR OFFICERS. (A) No covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to a charge upon its general credit, or impose upon the Authority a pecuniary liability except as set forth herein. In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to the application of the Revenues as hereinabove provided.

      (B) All covenants, stipulations, promises, agreements and obligations of the Authority contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Authority and not of any member, officer, agent or employee thereof in his individual capacity. No recourse shall be had for the payment of the principal or Redemption Price, if any, of or interest on the Bonds, for the performance of any obligation hereunder, or for any claim based thereon or hereunder against any such member, officer, agent or employee or against any natural person executing the Bonds. No such member, officer, agent, employee or natural person is or shall become personally liable for any such payment, performance or other claim, and in no event shall any monetary or deficiency judgment be sought or secured against any such member, officer, agent, employee or other natural person.

      SECTION 7.2. PAYMENT OF PRINCIPAL, REDEMPTION PRICE, IF ANY, AND INTEREST. The Authority covenants that it will promptly pay, solely from the Revenues or other monies derived in connection with the Project or otherwise available hereunder, the principal or Redemption Price, if any, of and interest on every Bond issued under this Indenture, together with all other amounts due under the Financing Documents, at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof.

      SECTION 7.3. PERFORMANCE OF COVENANTS. The Authority covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto. The Authority covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to create, accept and assign the liens in the property described herein and created hereby, to grant the security interest herein provided, to assign the Financing Documents and to pledge the revenues and other amounts hereby pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations according to their terms and the terms of this Indenture, except to the extent that such enforceability may be limited by bankruptcy or insolvency or other laws affecting creditors' rights generally or by general principles of equity.

      SECTION 7.4. FURTHER ASSURANCES. The Authority and the Trustee each covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as

                                                                    Exhibit 4.26

the other may reasonably require for the better assuring, transferring, conveying pledging, assigning and confirming unto the Trustee all and singular the property and rights assigned hereby and the amounts pledged hereby to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due under the Financing Documents.

      SECTION 7.5. INSPECTION OF PROJECT BOOKS. The Authority covenants and agrees that all books and documents in its possession relating to the Project and the revenues derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

      SECTION 7.6. RIGHTS UNDER FINANCING DOCUMENTS. The Financing Documents, originals or duly executed counterparts of which have been filed with the Trustee, set forth the covenants and obligations of the Authority and the Borrower, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, the Financing Documents may not be effectively amended, changed, modified, altered or terminated without the written consents provided for therein, and reference is hereby made to the same for a detailed statement of the covenants and obligations of the Borrower thereunder. Subject to the provisions of Article IX hereof, the Trustee agrees to enforce all covenants and obligations of the Borrower under the Financing Documents and it is agreed that the Trustee may and is hereby granted the right to enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Financing Documents. Nothing in this Section shall permit any reduction in the payments required to be made by the Borrower under or pursuant to the Financing Documents or any alteration in the terms of payment thereof. All covenants and agreements on the part of the Authority shall, except as otherwise specifically provided herein, be for the benefit of the holders from time to time of the Bonds and may be enforced in the manner provided by Article VIII hereof on behalf of such holders by the Trustee.

      SECTION 7.7. CREATION OF LIENS, INDEBTEDNESS. The Authority shall not create or suffer to be created any lien or charge upon or pledge of the Revenues, except the lien, charge and pledge created by this Indenture and the Bonds. The Authority shall not incur any indebtedness or issue any evidence of indebtedness, other than the Bonds herein authorized, secured by a lien on or pledge of such Revenues.

      SECTION 7.8. RECORDING AND FILING. The Authority covenants that it will cause the Financing Documents, this Indenture and all supplements thereto and hereto, as well as such other security agreements, financing statements, and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of the Trustee hereunder.

                                                                    Exhibit 4.26

                                  ARTICLE VIII
                             REMEDIES OF BONDHOLDERS

      SECTION 8.1. EVENTS OF DEFAULT DEFINED. Each of the following shall be an "Event of Default" hereunder:

      (A) Payment of the principal or redemption price of any Bond is not made when it becomes due and payable, whether at maturity or upon call for redemption; or

      (B) Payment of any interest on any Bond is not made when it becomes due and payable; or

      (C) Payment of the Purchase Price of any Bonds is not be made when it becomes due and payable; or

      (D) The Trustee shall have received written notice from the Credit Facility Provider or the Liquidity Facility Provider of the occurrence of an event of default under the Reimbursement Agreement; or

      (E) The Trustee shall have received a written notice from the Credit Facility Provider within ten (10) calendar days after a drawing under the Credit Facility that the Credit Facility Provider has not reinstated the amount so drawn, and such non-reinstatement causes the total amount of the obligation of the Credit Facility Provider under the Credit Facility to be less than the principal amount of the Outstanding Bonds supported by the Credit Facility, plus accrued interest for a period of forty-five (45) days at the Maximum Rate; or

      (F) Failure of the Authority to perform its non-payment obligations hereunder after the expiration of thirty (30) days from the date notice of such failure is received by the Authority or a longer reasonable period where the Authority is actively working to cure such failure and such efforts are reasonably likely to result in such cure; or

      (G) The occurrence of an "Event of Default" under any of the Financing Documents.

      Upon the occurrence of any Event of Default of which an Authorized Officer of the Trustee has actual knowledge, the Trustee shall give prompt notice thereof to the Credit Facility Provider, the Authority, the Borrower, the Remarketing Agent and the Paying Agent (in the case of the Credit Facility Provider within three (3) Business Days).

      SECTION 8.2. ACCELERATION AND ANNULMENT THEREOF. (A) Upon the happening of any Event of Default specified in Section 8.1 (other than an Event of Default specified in Section 8.1(D) or (E), the Trustee may, subject to the prior written consent of the Credit Facility Provider for the Outstanding Bonds, and shall, at the direction of such Credit Facility Provider or upon request of the Holders of twenty-five percent (25%) in aggregate principal amount of all Bonds Outstanding subject to the prior written consent of the Credit Facility Provider for the Outstanding Bonds (in each case so long as such Credit Facility Provider shall not be in default of its payment obligations under the Credit Facility and no Credit Facility Event of Insolvency shall have occurred), by notice in writing to the Authority and the Borrower, declare the Bonds to be immediately due and payable and exercise remedies available under this Indenture. Upon

                                                                    Exhibit 4.26

the happening of an Event of Default specified in Sections 8.1(D) or (E), the Trustee shall, by notice in writing to the Authority and the Borrower, declare the Outstanding Bonds to be immediately due and payable and shall exercise the remedies available under this Indenture.

      The Trustee shall advise the Authority and the Borrower immediately of any such acceleration.

      Upon a declaration of acceleration, the principal so accelerated, together with interest accrued thereon, shall become due and payable immediately at the place of payment provided therein and interest on the Bonds so accelerated shall cease to accrue, anything in this Indenture or in the Bonds to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall give prompt notice thereof to the Credit Facility Provider for the Bonds and by mail to the registered Holders of the Bonds so accelerated at the addresses appearing on the registration books kept by the Paying Agent, to the Authority, to the Borrower, to the Remarketing Agent and to the Paying Agent.

      (B) If, after the principal of the Bonds so accelerated has been so declared to be due and payable and before entry of a final judgment or decree in any suit, action or proceeding instituted on account of such default or before the completion of the enforcement of any other remedy under this Indenture, all arrears of interest upon such Bonds are paid, then, and in every such case, the Trustee may, subject to the prior written consent of the Credit Facility Provider for the Outstanding Bonds, and shall, at the written direction of such Credit Facility Provider (in each case so long as the Credit Facility Provider shall not be in default of its payment obligations under the Credit Facility and no Credit Facility Event of Insolvency shall have occurred), or upon request of the Holders of a majority in aggregate principal amount of all Bonds then Outstanding subject to the prior written consent of the Credit Facility Provider for the Outstanding Bonds, by notice in writing to the Authority, the Borrower and the Trustee, may annul such declaration and its consequences, and such annulment shall be binding upon the Trustee and upon all Bondholders. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon and such annulment shall only be effective upon receipt by the Trustee of a written notice of rescission accompanied by a written notice of reinstatement from the Credit Facility Provider for the Outstanding Bonds that the amount available under the Credit Facility is not less than the principal amount of the Outstanding Bonds supported by the Credit Facility, plus accrued interest for a period of forty-five (45) days at the Maximum Rate.

      (C) If a Credit Facility in the form of a direct pay letter of credit is available for the Bonds, the Trustee shall, upon acceleration of such Bonds, promptly draw on such Credit Facility in accordance with Section 2.7(A) in an amount equal to the aggregate unpaid principal of and interest on the Bonds (other than Purchased Bonds and Borrower Bonds) to the date of acceleration at which time interest on the Bonds shall cease to accrue. Interest on all Purchased Bonds shall accrue until the principal of such Bonds shall be paid in full. Upon receipt of payment with respect to such draw, the Trustee shall immediately pay therefrom to the Holders of the Bonds (other than Purchased Bonds and Borrower Bonds) the principal of and accrued interest due on such Bonds.

                                                                    Exhibit 4.26

      SECTION 8.3. OTHER REMEDIES. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of Bonds immediately due and payable, may, subject to the prior written consent of the Credit Facility Provider, and shall, at the direction of such Credit Facility Provider (in each case so long as the Credit Facility Provider is not in default of its payment obligations under the Credit Facility and so long as no Credit Facility Event of Insolvency has occurred) enforce each and every right granted to it. In exercising such rights and the rights given the Trustee under this
Article VIII, the Trustee shall take such action as directed in writing by the Credit Facility Provider or the Bondholders, as applicable.

      SECTION 8.4. LEGAL PROCEEDINGS BY TRUSTEE. If any Event of Default has occurred and is continuing, the Trustee may, subject to the prior written consent of the Credit Facility Provider and, at the written direction of such Credit Facility Provider or upon request of the Holders of twenty-five percent (25%) in aggregate principal amount of all Bonds so accelerated, subject to the prior written consent of the Credit Facility Provider (in each case so long as the Credit Facility Provider shall not be in default of its payment obligations under the Credit Facility and no Credit Facility Event of Insolvency shall have occurred), and upon receipt of security and indemnity to its satisfaction shall:

            (a) By suit, action or proceeding at law or in equity, enforce all rights of the Bondholders;

            (b) Bring suit upon the Bonds; and

            (c) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Holders of the Bonds.

      SECTION 8.5. DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE. If any proceeding commenced by the Trustee on account of any Event of Default is discontinued for any reason or is determined adversely to the Trustee, the Borrower, the Trustee, the Authority, the Credit Facility Provider and the Bondholders shall be restored to their former positions and rights hereunder and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceedings had been commenced.

      SECTION 8.6. BONDHOLDERS MAY DIRECT PROCEEDINGS. The Holders of a majority in aggregate principal amount of the Bonds shall have the right, after furnishing indemnity and security satisfactory to the Trustee, by an instrument in writing, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture; provided, however, that unless the Credit Facility Provider is in default of its payment obligations under the Credit Facility or a Credit Facility Event of Insolvency has occurred, such Credit Facility Provider shall exercise all of the rights of the Bondholders under this Section 8.6.

      SECTION 8.7. LIMITATIONS ON ACTIONS BY BONDHOLDERS. No Bondholder shall have any right to pursue any remedy hereunder without the prior written consent of the Credit Facility Provider and unless:

            (a) any payment to it of principal, Purchase Price or redemption price, or interest on its Bonds has not been paid;

                                                                    Exhibit 4.26

            (b) any of its Bonds have been accelerated;

            (c) the Trustee shall have been given written notice of an Event of Default;

            (d) the Bondholders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds shall have requested the Trustee, in writing, to exercise the powers hereinabove granted to or pursue such remedy in its or their name or names;

            (e) the Trustee shall have been offered indemnity and security satisfactory to it against costs, expenses and liabilities; and

            (f) the Trustee shall have failed to comply with such request within a reasonable time.

      Nothing in this Section 8.7 shall limit or restrict the rights of the Credit Facility Provider to exercise remedies or to bring suit or to otherwise exercise rights under any of the Credit Facility Documents.

      SECTION 8.8. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Holders of the Bonds.

      SECTION 8.9. REMEDIES NOT EXCLUSIVE. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

      SECTION 8.10. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS. No delays or omissions in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every power and remedy given by this Article VIII may be exercised from time to time and as often as may be deemed expedient.

      SECTION 8.11. APPLICATION OF MONIES IN EVENT OF DEFAULT. Following an Event of Default under Section 8.1, any monies received by the Trustee from or on behalf of the Borrower under this Article VIII shall be applied in the following order:

            (a) To the payment of the reasonable costs and expenses of the Trustee, including reasonable fees and expenses of counsel, with interest thereon at the prime rate then in effect with the Trustee (or if none, published in The Wall Street Journal), and to the payment of its reasonable compensation and to the payment of the reasonable costs of the Credit Facility Provider, including reasonable fees of counsel, incurred in connection with the exercise of remedies or enforcement of its rights under this Indenture;

            (b) To the payment of interest then owing on the Bonds (or to reimburse the Credit Facility Provider for the interest component of any Credit Facility Payment Obligations relating thereto), and in case such monies shall be insufficient to pay the

                                                                    Exhibit 4.26

      same in full, then to the payment of interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest;

            (c) To the payment of principal, Purchase Price or redemption price (as the case may be) then owing on the Bonds (or to reimburse the Credit Facility Provider for the principal component of any Credit Facility Payment Obligations relating thereto), and in case such monies shall be insufficient to pay the same in full, then to the payment of principal, Purchase Price or redemption price ratably, without preference or priority of one Bond over another;

            (d) To the payment of any other Credit Facility Payment Obligations; and

            (e) To the payment of any fees due to the Liquidity Facility Provider with respect to the Bonds.

The surplus, if any, shall be paid to the Borrower, or to the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                                                                    Exhibit 4.26

                                   ARTICLE IX
                            TRUSTEE AND PAYING AGENTS

      SECTION 9.1. APPOINTMENT AND ACCEPTANCE OF DUTIES. (A) U.S. Bank National Association is hereby appointed as Trustee. The Trustee shall signify its acceptance of the duties and obligations of the Trustee by executing this Indenture. All provisions of this Article shall be construed as extending to and including all the rights, duties and obligations imposed upon the Trustee under the Agreement and the other Financing Documents as fully for all intents and purposes as if this Article were contained in the Agreement and the other Financing Documents.

      (B) The Trustee is hereby appointed as Paying Agent for the Bonds. The Authority may also from time to time appoint one or more other Paying Agents in the manner and subject to the conditions set forth in Section 9.10 hereof for the appointment of a successor Paying Agent. Each Paying Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Authority and to the Trustee a written acceptance thereof. The principal offices of the Paying Agents are designated as the respective offices or agencies of the Authority for the payment of the interest on and principal or Redemption Price of the Bonds, except that interest on all registered Bonds and the principal and Redemption Price of all registered Bonds shall be payable at the corporate trust office of the Trustee located in Hartford, Connecticut.

      SECTION 9.2. INDEMNITY. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified and provided with adequate security to its satisfaction against any and all reasonable costs and expenses, outlays, and counsel fees and other disbursements, and against all liability not due to its willful misconduct, gross negligence or bad faith.

      The Trustee shall be indemnified for and held harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that payment of such funds or adequate indemnity against such risk or liability is not assured to it.

      SECTION 9.3. RESPONSIBILITIES OF TRUSTEE. (A) The Trustee shall have no responsibility in respect of the validity or sufficiency of this Indenture or the security provided hereunder or the due execution hereof by the Authority, or in respect of the title or the value of the Project, or in respect of the validity of any Bonds authenticated and delivered by the Trustee in accordance with this Indenture or to see to the recording or filing of the Indenture or any financing statement (except the filing of continuation statements as provided in Section 9.13 hereof) or any other document or instrument whatsoever. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority

                                                                    Exhibit 4.26

and not by the Trustee, and the Trustee does not assume any responsibility for the correctness of the same; except that the Trustee shall be responsible for its representation contained in its certificate on the Bonds. The obligation hereunder to pay or reimburse the Trustee for expenses, advances, reimbursements and to indemnify and hold harmless the Trustee pursuant to Section 9.2 hereof shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of all obligations under this Indenture.

      (B) The Trustee shall not be liable or responsible because of the failure of the Authority to perform any act required of it by this Indenture or the Financing Documents or because of the loss of any monies arising through the insolvency or the act or default or omission of any depositary other than itself in which such monies shall have been deposited. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other monies deposited with it and paid out, invested, withdrawn or transferred in accordance herewith or for any loss resulting from any such investment. The Trustee shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith. The immunities and exemptions from liability of the Trustee shall extend to its directors, officers, employees and agents.

      (C) The Trustee, prior to the occurrence of an Event of Default and subsequent to an Event of Default that has been cured, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.

      (D) The Trustee shall in all instances act in good faith in incurring costs, expenses and legal fees in connection with the transactions contemplated by this Indenture and the Agreement.

      (E) The Trustee shall not be liable or responsible for the failure of the Borrower to effect or maintain insurance on the Project as provided in the Financing Documents nor shall it be responsible for any loss by reason of want or insufficiency in insurance or by reason of the failure of any insurer in which the insurance is carried to pay the full amount of any loss against which it may have insured the Authority, the Borrower, the Trustee or any other person.

      (F) The Trustee shall, within five (5) days (three (3) Business Days for the Credit Facility Provider) after the occurrence thereof, give written notice as provided in Section 13.1 hereof to the Credit Facility Provider, the Borrower, the Authority and the registered Holders of the Bonds of all Events of Default (as defined in Section 8.1 hereof), unless such Events of Default have been remedied. The Trustee shall not be required to monitor the compliance by the Authority with the terms of this Indenture, except as aforesaid, except when given written notice thereof by the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Bonds or by the Credit Facility Provider; provided, however, that if any such default becomes actually known to an Authorized Officer of the Trustee other than by reason of notice given to it under this sentence, the Trustee shall, within five (5) days (three (3) Business Days for the Credit Facility Provider) after the date the default has become actually known to an Authorized Officer of the Trustee, give written notice to the Authority, the Borrower and the Credit Facility Provider of the default.

      (G) If any Event of Default shall have occurred and be continuing of which an Authorized Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the

                                                                    Exhibit 4.26

rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of such person's own affairs; provided, that if in the opinion of the Trustee such action might involve expense or liability, it shall not be obligated to take such action (other than the payment of any Bonds when due from funds held under this Indenture for the payment thereof, the acceleration of any Bonds pursuant to Section 8.2, drawing on a Credit Facility then in effect pursuant to Section 2.7, or drawing on the Liquidity Facility pursuant to Section 2.23), unless it is furnished with indemnity and security to its satisfaction therefor.

      SECTION 9.4. COMPENSATION. The Trustee and Paying Agents shall be entitled to receive and collect from the Borrower as provided in the Financing Documents payment for reasonable fees for services rendered hereunder and all advances, counsel fees and expenses and other expenses reasonably and necessarily made or incurred by the Trustee or Paying Agents in connection therewith.

      SECTION 9.5. EVIDENCE ON WHICH TRUSTEE MAY ACT. (A) In case at any time it shall be necessary or desirable for the Trustee to make any investigation concerning any fact preparatory to taking or not taking any action, or doing or not doing anything, as such Trustee, and in any case in which this Indenture or the Financing Documents provide for permitting or taking any action, it may rely upon any certificate required or permitted to be filed with it under the provisions hereof or of the Financing Documents, and any such certificate shall be evidence of such fact or protect it in any action that it may or may not take, or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact.

      (B) The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Indenture or the Financing Documents, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or person, or to have been prepared and furnished pursuant to any of the provisions of this Indenture or the Financing Documents, or upon the written opinion of any attorney (who may be an attorney for the Authority or the Borrower), engineer, appraiser, or accountant reasonably believed by the Trustee to be qualified in relation to the subject matter. The Trustee is not required to investigate the qualifications of any such expert.

      SECTION 9.6. EVIDENCE OF SIGNATURES OF HOLDERS OF THE BONDS AND OWNERSHIP OF BONDS. (A) Any request, consent, revocation of consent or other instrument which this Indenture may require or permit to be signed and executed by the owners of the Bonds may be in one or more instruments of similar tenor, and shall be signed or executed by such owners of the Bonds in person or by their attorneys appointed in writing. Proof of (i) the execution of any such instrument, or of any instrument appointing any such attorney, or (ii) the holding by any person of the Bonds shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner, or in any other manner satisfactory to the Trustee, which may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

                                                                    Exhibit 4.26

            (i) The fact and date of the execution by any owner of the Bonds or his attorney of such instruments may be proved by a guarantee of the signature thereon by an officer of a bank or trust company or by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. Where such execution is by an officer of a corporation or a member of an association, a limited liability company or a partnership, on behalf of such corporation, association, limited liability company or partnership, such signature guarantee, certificate or affidavit shall be accompanied by sufficient proof of his authority.

            (ii) The ownership of registered Bonds and the amount, numbers and other identification, and date of owning the same shall be proved by the registry books.

      (B) Except as otherwise provided in Section 10.3 hereof with respect to revocation of a consent, any request or consent by the owner of any Bond shall bind all future owners of such Bond in respect of anything done or suffered to be done by the Authority or the Trustee or any Paying Agent in accordance therewith.

      SECTION 9.7. TRUSTEE AND ANY PAYING AGENT, MAY DEAL IN BONDS AND WITH BORROWER. Any national banking association, bank or trust company acting as a Trustee, or Paying Agent, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any owner of the Bonds may be entitled to take and may otherwise deal with the Borrower with like effect as if such association, bank or trust company were not such Trustee or Paying Agent.

      SECTION 9.8. RESIGNATION OR REMOVAL OF TRUSTEE. (A) The Trustee may resign and thereby become discharged from the trusts created under this Indenture by notice in writing to be given to the Authority, the Borrower and the Credit Facility Provider and by notice mailed, postage prepaid to the owners of the Bonds not less than sixty (60) days before such resignation is to take effect, but such resignation shall not take effect until the appointment of a successor Trustee pursuant to Section 9.9 hereof and such successor Trustee shall accept such trust and in the event a Credit Facility is in effect, until the Credit Facility is transferred to the successor Trustee.

      (B) The Trustee may be removed at any time thirty (30) days after an instrument or concurrent instruments in writing, is filed with the Trustee and signed by either the Authority, the Credit Facility Provider or the owners of not less than a majority in principal amount of the Bonds then Outstanding or their attorneys-in-fact duly authorized, but such removal shall not take effect until the appointment of a successor Trustee pursuant to Section 9.9 hereof and such successor Trustee shall accept such trust. The Trustee shall promptly give notice of such filing to the Authority.

      SECTION 9.9. SUCCESSOR TRUSTEE. (A) If at any time the Trustee shall resign, or shall be removed, be dissolved or otherwise become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator thereof, or of its property, shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or

                                                                    Exhibit 4.26

affairs, the position of Trustee shall thereupon become vacant. If the position of Trustee shall become vacant for any of the foregoing reasons or for any other reason, the Authority shall appoint a successor Trustee to fill such vacancy. If the Authority fails to act prior to the date of resignation of any Trustee or within fifteen days after the position of Trustee becomes vacant, the Trustee with the written approval of Credit Facility Provider may appoint a temporary successor Trustee. The Authority may thereafter appoint a successor Trustee to succeed such temporary Trustee. Within forty-five (45) days after such appointment, the successor Trustee shall cause notice of such appointment to be mailed, postage prepaid, to the Borrower, the Credit Facility Provider and all owners of the Bonds.

      (B) At any time within one year after such vacancy shall have occurred, the Credit Facility Provider, when a Credit Facility is in effect, or the owners of a majority in principal amount of the Bonds then Outstanding, by an instrument or concurrent instruments in writing, signed by such Credit Facility Provider or owners of the Bonds or their attorneys-in-fact thereunto duly authorized and filed with the Authority, may appoint a successor Trustee, which shall, immediately and without further act, supersede any Trustee theretofore appointed. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section 9.9, the Credit Facility Provider or the owner of any Bond then Outstanding or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee. In either event, within thirty (30) days after such appointment, the successor Trustee shall cause notice of such appointment to be mailed, postage prepaid, to the Borrower and the Credit Facility Provider.

      (C) Any Trustee appointed under this Section shall be a national banking association or a bank or trust company duly organized under the laws of the State or under the laws of any state of the United States authorized to exercise corporate trust powers and shall be acceptable to the Credit Facility Provider (so long as the Credit Facility is in effect and the Credit Facility Provider is not in payment default thereunder). At the time of its appointment, any successor Trustee shall have a capital stock and surplus aggregating not less than $100,000,000.

      (D) Every successor Trustee shall execute, acknowledge and deliver to its predecessor, and also to the Authority, an instrument in writing accepting such appointment, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all monies, estates, properties, rights, immunities, powers and trusts, and subject to all the duties and obligations of its predecessor, with like effect as if originally named as such Trustee; but such predecessor shall, nevertheless, on the written request of its successor or of the Authority, and upon payment of the compensation, expenses, charges and other disbursements of such predecessor which are due and payable pursuant to Section 9.4 hereof, execute and deliver an instrument transferring to such successor Trustee all the estate, properties, rights, immunities, powers and trusts of such predecessor, except any indemnification rights. Every predecessor Trustee shall also deliver all property and monies held by it under the Indenture to its successor. Should any instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee, the estate, properties, rights, immunities, powers and trusts vested or intended to be vested in the predecessor Trustee any such instrument in writing shall, on request, be executed, acknowledged and delivered by the

                                                                    Exhibit 4.26

Authority. Any successor Trustee shall promptly notify the Paying Agents of its appointment as Trustee.

      (E) Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a national banking association or a bank or trust company duly organized under the laws of any state of the United States, shall have a capital stock and surplus aggregating not less than $100,000,000, and shall be authorized by law to perform all the duties imposed upon it by the Indenture, shall be the successor to such Trustee, both in its capacity as Trustee and in its capacity as Paying Agent if the Trustee is serving as Paying Agent, without the execution or filing of any paper or the performance of any further act.

      (F) Any Trustee which becomes incapable of acting as Trustee shall pay over, assign and deliver to its successor any monies, funds or investments held by it in the manner provided in Section 9.9(D) and shall render an accounting to the Authority.

      SECTION 9.10. APPOINTMENT AND RESPONSIBILITIES OF PAYING AGENT. The initial Paying Agent shall be U.S. Bank National Association. The Paying Agent shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken in good faith in reliance on such advice. The Paying Agent may rely conclusively on any telephone or written notice, certificate or other document furnished to it under this Indenture and reasonably believed by it to be genuine. The Paying Agent shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed under this Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment or other action by the Paying Agent is called for by this Indenture, it may defer such action pending receipt of such evidence, if any, as it may reasonably require in support thereof. A permissive right or power to act shall not be construed as a requirement to act. The Paying Agent shall not in any event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by the Paying Agent's respective directors, officers, agents and employees. For the purposes of this Indenture matters shall not be considered to be known to the Paying Agent unless they are known to an officer in its corporate trust administration division. The Paying Agent shall not require indemnification prior to making any payment when due of principal, premium or interest on any Bond to be made by the Paying Agent to any Bondholder, except and unless such drawing or payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

      SECTION 9.11. RESIGNATION OR REMOVAL OF PAYING AGENT; SUCCESSORS. (A) Any Paying Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least sixty days' written notice to the Authority, the Trustee, the Credit Facility Provider and the Borrower. Any successor Paying Agent shall be appointed by the Authority, at the direction of the Borrower, with the approval of the Trustee, and shall be a bank or trust company duly organized under the laws of any state of the United States or a national

                                                                    Exhibit 4.26

banking association, having a capital stock and surplus aggregating at least $100,000,000, and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture. The Paying Agent may be removed at any time by the Authority at the direction of the Borrower by a written instrument filed with the Trustee, the Paying Agent and the Credit Facility Provider. The Paying Agent may, but need not be, the same person as the Trustee.

      (B) If the position of Paying Agent shall become vacant for any reason, or if any bankruptcy, insolvency or similar proceeding shall be commenced by or against the Paying Agent, the Authority, with the written approval of the Credit Facility Provider, shall appoint a successor Paying Agent to fill the vacancy. A written acceptance of office shall be filed by the successor Paying Agent. The Trustee shall give notice of the appointment of a successor Paying Agent in writing to each Bondholder. The Trustee will promptly certify to the Borrower that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

      (C) Any corporation, association, limited liability company partnership or firm which succeeds to the business of the Paying Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Paying Agent under this Indenture and shall be subject to all the duties and obligations of the Paying Agent under this Indenture.

      The Paying Agent shall send or cause to be sent notice to Bondholders of a change of address for the delivery of Bonds or notice or the payment of principal of Bonds.

      SECTION 9.12. MONIES HELD FOR PARTICULAR BONDS. The amounts held by the Trustee or Paying Agents for the payment of the interest, principal or Redemption Price due on any date with respect to particular Bonds, on and after such date and pending such payment, shall be set aside on its books and held in trust by it for the owners of the Bonds entitled thereto. Such funds shall be invested in Federal Securities at the direction of the Borrower for the account of the Borrower or shall otherwise remain uninvested.

      SECTION 9.13. CONTINUATION STATEMENTS. The Trustee shall cause all continuation statements necessary to preserve and protect the security interest of the Trustee in the collateral pledged by the Authority in the granting clauses hereof to be filed in the applicable State offices so as to continue the perfected status thereof pursuant to the Uniform Commercial Code of the State.

      SECTION 9.14. [RESERVED].

      SECTION 9.15. PAYMENTS DUE ON NON-BUSINESS DAY. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall, in the city of payment, be a day other than a Business Day, then payment of such amount shall be made as provided in the forms of the Bonds.

      SECTION 9.16. APPOINTMENT OF CO-TRUSTEE. (A) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is

                                                                    Exhibit 4.26

recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate trustee or co-Trustee. The following provisions of this Section are adapted to these ends.

      (B) In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-Trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-Trustee but only to the extent necessary to enable such separate trustee or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-Trustee shall run to and be enforceable by either of them.

      (C) Should any instrument in writing from the Authority be required by the separate trustee or co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Authority. In case any separate trustee or co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-Trustee.

      SECTION 9.17. PROJECT DESCRIPTION. The Trustee shall maintain in current form as an Appendix to the Agreement a list of the property constituting the Project Realty and the Project Equipment and, on the basis of the descriptions furnished by the Borrower pursuant to the Agreement, shall amend the list in writing to reflect changes in the Project Realty and the Project Equipment.

      SECTION 9.18. QUALIFICATIONS OF REMARKETING AGENT; RESIGNATION; REMOVAL. Each Remarketing agent shall be (A) a bank or trust company organized under the laws of the United States or any state or territory thereof having a combined capital stock, surplus and undivided profits of at least $50,000,000, or (b) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000 and, in either case, authorized by law to perform all the duties imposed upon it by this Indenture. A Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days' notice to the Authority, the Borrower, the Credit Facility Provider, the Liquidity Facility Provider, the Trustee and the Paying Agent. A Remarketing Agent may be removed at any time by the Borrower by written notice, delivered to the Authority, the Remarketing Agent, the Credit Facility Provider, the Liquidity Facility Provider, the Trustee and the Paying Agent. Such resignation or removal shall not take effect until a successor has been appointed by the Borrower and such appointment has been accepted. The appointment of

                                                                    Exhibit 4.26

any successor Remarketing Agent shall be subject to the approval of the Liquidity Facility Provider, which approval shall not be unreasonably withheld.

      In the event of the resignation or removal of a Remarketing Agent, such Remarketing Agent shall pay over, assign and deliver any monies and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

                                                                    Exhibit 4.26

                                    ARTICLE X
                             AMENDMENTS OF INDENTURE

      SECTION 10.1. LIMITATION ON MODIFICATIONS. This Indenture shall not be modified or amended in any respect except as provided in and in accordance with and subject to the provisions of this Article.

      SECTION 10.2. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS OF THE BONDS. (A) The Authority may, from time to time and at any time, adopt Supplemental Indentures, subject to the prior written consent of the Credit Facility Provider, if any, but without notice to or consent of the owners of the Bonds, for any of the following purposes:

            (1) To cure any formal defect, omission or ambiguity in this Indenture or in any description of property subject to the lien hereof, if such action is not adverse to the interests of the owners of the Bonds or the Credit Facility Provider.

            (2) To grant to or confer upon the Trustee for the benefit of the owners of the Bonds any additional rights, remedies, powers, authority or security which may lawfully be granted or conferred and which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (3) To add to the covenants and agreements of the Authority in this Indenture other covenants and agreements to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (4) To add to the limitations and restrictions in this Indenture other limitations and restrictions to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

            (5) To confirm, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, or Revenues or other income from or in connection with the Project or of any other monies, securities or funds, or to subject to the lien or pledge of this Indenture additional revenues, properties or collateral.

            (6) To make any other changes which do not materially adversely affect the interest of owners of the Bonds or the Credit Facility Provider, as evidenced to the Trustee by an opinion of Bond Counsel.

            (7) to make any necessary changes to this Indenture to provide for a Substitute Credit Facility or Substitute Liquidity Facility;

            (8) to make any necessary changes to this Indenture to facilitate the conversion of any Variable Rate Bonds to Fixed Rate Bonds; or

            (9) To enable the Authority and the Borrower to receive or maintain a rating on the Bonds from S&P and/or Moody's; provided, however, that nothing in this Section 10.2(A)(9) shall limit or restrict the rights of Bondholders and the Credit Facility

                                                                    Exhibit 4.26

      Provider to consent to modifications, alterations or amendments to this Indenture as provided in Section 10.3 hereof.

      (B) Before the Authority shall adopt any Supplemental Indenture pursuant to this Section, there shall have been filed with the Trustee and the Credit Facility Provider a Favorable Opinion of Bond Counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and the Act, complies with the terms of this Indenture, and that upon enactment it will be valid and binding upon the Authority in accordance with its terms.

      SECTION 10.3. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS OF THE BONDS. (A)Subject to the terms and provisions contained in this Article, the Credit Facility Provider, unless the Credit Facility Provider is in payment default under the Credit Facility or a Credit Facility Event of Insolvency shall have occurred, in which case the owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding (or in the event that the proposed change does not affect all owners of Bonds, the owners of not less than 51% of the Bonds so affected), shall have the right from time to time, to consent to and approve the adoption by the Authority of any Supplemental Indenture as shall be deemed necessary or desirable by the Authority for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein. Nothing herein contained shall permit, or be construed as permitting, without the consent of all of the owners of the Bonds affected thereby (i) a change in the terms of redemption or maturity of the principal of or the interest on any Outstanding Bond, or a reduction in the principal amount or redemption price of any Outstanding Bond or the rate of interest thereon, without the consent of the owner of such Bond, (ii) the creation of a lien upon or pledge of Revenues other than the lien or pledge created by this Indenture, (iii) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (iv) a reduction in the aggregate principal amount of the Bonds required for consent to such Supplemental Indenture.

      (B) If at any time the Authority shall determine to adopt any Supplemental Indenture for any of the purposes of this Section, it shall cause notice of the proposed Supplemental Indenture to be mailed, postage prepaid, to the Borrower and to the Credit Facility Provider or, if the Credit Facility Provider is in payment default under the Credit Facility or a Credit Facility Event of Insolvency shall have occurred, all owners of the Bonds. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture, and shall state that a copy thereof is on file at the offices of the Trustee for inspection by the Credit Facility Provider or all owners of the Bonds, as the case may be.

      (C) Within one year after the date of such notice, the Authority may adopt such Supplemental Indenture in substantially the form described in such notice only if there shall have first been filed with the Authority (i) the written consent of the Credit Facility Provider or, if the Credit Facility Provider is in payment default under the Credit Facility or a Credit Facility Event of Insolvency shall have occurred, the written consent of the owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding so affected, and (ii) an opinion of counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon adoption it will be valid and binding upon the Authority in accordance with its terms. Each valid consent of a

                                                                    Exhibit 4.26

Bondholder shall be effective only if accompanied by proof of the owning, at the date of such consent, of the Bonds with respect to which such consent is given. A certificate or certificates by the Trustee that it has examined such proof and that such proof is sufficient in accordance with this Indenture shall be conclusive that the consents have been given by the owners of the Bonds described in such certificate or certificates. Any such consent shall be binding upon the owner of the Bonds giving such consent and upon any subsequent owner of such Bonds and of any Bonds issued in exchange therefor (whether or not such subsequent owner thereof has notice thereof), unless such consent is revoked in writing by the owner of such Bonds giving such consent or a subsequent owner thereof by filing such revocation with the Trustee prior to the adoption of such Supplemental Indenture.

      (D) If the owners of not less than the percentage of Bonds required by this Section, or the Credit Facility Provider, on their behalf, shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to the enactment of such Supplemental Indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the adoption thereof, or to enjoin or restrain the Authority from adopting the same or from taking any action pursuant to the provisions thereof.

      (E) Upon the adoption of any Supplemental Indenture pursuant to the provisions of this Section, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee, the Paying Agent, the Credit Facility Provider and all owners of Bonds then Outstanding shall thereafter be determined, exercised and enforced under this Indenture, subject in all respects to such modifications and amendments.

      SECTION 10.4. SUPPLEMENTAL INDENTURE PART OF THE INDENTURE. Any Supplemental Indenture adopted in accordance with the provisions of this Article shall thereafter form a part of this Indenture and all the terms and conditions contained in any such Supplemental Indenture as to any provisions authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes. The Trustee shall execute any Supplemental Indenture adopted in accordance with the provisions of Sections
10.2 or 10.3 hereof; provided, however, that the Trustee may, but shall not be obligated to, enter into any such instrument which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                                                    Exhibit 4.26

                                   ARTICLE XI
                        AMENDMENTS OF FINANCING DOCUMENTS

      SECTION 11.1. RIGHTS OF BORROWER. Anything herein to the contrary notwithstanding, any Supplemental Indenture under Article X hereof which affects in any manner any rights, powers, authority, duties or obligations of the Borrower under the Financing Documents or of any subsequent user of the Project or requires a revision of the Financing Documents or subsequent agreement with respect to the Project shall not become effective unless and until the Borrower or such subsequent user, as the case may be, shall have given its written consent signed by its duly Authorized Representative to such Supplemental Indenture.

      SECTION 11.2. AMENDMENTS OF FINANCING DOCUMENTS NOT REQUIRING CONSENT OF HOLDERS OF THE BONDS. The Authority and the Trustee may, without the consent of or notice to the owners of the Bonds or the Credit Facility Provider, consent to any amendment, change or modification of the Financing Documents for the purpose of (i) curing any ambiguity or formal defect therein or which, in the judgment of the Trustee will not materially prejudice the Trustee or the owners of the Bonds or the Credit Facility Provider or (ii) to make any other changes which do not materially adversely affect the interests of the owners of the Bonds or the Credit Facility Provider, as evidenced to the Trustee by an opinion of counsel. The Trustee shall have no liability to any owner of the Bonds or any other person for any action taken by it in good faith pursuant to this Section.

      SECTION 11.3. AMENDMENTS OF FINANCING DOCUMENTS REQUIRING CONSENT OF HOLDERS OF THE BONDS. Except as provided in Section 11.2 hereof, the Authority and the Trustee shall not consent to any amendment, change or modification of the Financing Documents, including the substitution of an assignee for the Borrower and the release of the Borrower from the obligations of the Financing Documents, without mailing of notice to the Borrower and the Credit Facility Provider and the written approval or consent of the Credit Facility Provider, unless the Credit Facility Provider is in payment default under the Credit Facility or a Credit Facility Event of Insolvency shall have occurred, in which case such amendment, change or modification shall require the mailing of notice and the written approval or consent of the owners of not less than 51% in aggregate principal amount of the Bonds at the time Outstanding and so affected given and procured as in Section 10.3 hereof provided. If at any time the Borrower or a subsequent user of the Project shall request the consent of the Trustee to any such proposed amendment, change or modification, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as is provided in Article X hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by the Credit Facility Provider or all owners of the Bonds, as the case may be.

                                                                    Exhibit 4.26

                                   ARTICLE XII
                             DISCHARGE OF INDENTURE

      SECTION 12.1. DEFEASANCE. When there is in the Debt Service Fund or any other fund created for the purpose of defeasing Bonds, sufficient funds or Federal Securities not subject to redemption in such principal amounts, bearing interest at such rates and with such maturities as will provide sufficient funds to pay or redeem the Outstanding Bonds in full, as verified in a report of a firm of independent certified public accountants delivered to the Authority, the Borrower, the Trustee and the Credit Facility Provider (assuming for these purposes the Maximum Rate for any future Rate Periods for any Variable Rate Bonds), and upon notice to the Credit Facility Provider and following receipt by the Authority, the Borrower, the Trustee and such Credit Facility Provider of an opinion of counsel, in form and substance satisfactory to the Authority, the Borrower and such Credit Facility Provider, to the effect that the Bonds shall no longer be Outstanding under this Indenture, and when all the rights hereunder of the Trustee and Paying Agent, all amounts owing to the Trustee and Paying Agent, the Credit Facility Provider and the Borrower, and all other sums payable by the Borrower hereunder have been provided for, upon written notice from the Borrower to the Trustee, the Trustee shall release this Indenture with respect to such Bonds and the Holders of such Bonds shall cease to be entitled to any benefit or security under this Indenture except the right to receive payment of the funds deposited and held for payment and other rights which by their nature cannot be satisfied prior to or simultaneously with the release hereof, the security interests created by this Indenture with respect to such Bonds (except in such funds and investments) shall terminate, and the Trustee shall execute and deliver such instruments as may be necessary to evidence such release; provided, however, that if any Bonds are to be redeemed prior to the maturity thereof, the Authority and the Borrower shall have taken all action necessary to redeem such Bonds and notice of such redemption shall have been duly mailed in accordance with this Indenture or irrevocable instructions so to mail shall have been given to the Trustee and provided, further, however, that if any Bonds are to be redeemed prior to the maturity thereof and a Credit Facility is in place to support the payment of such Bonds, such redemption shall be effectuated by the Trustee's drawing on such Credit Facility and the funds or Federal Securities on deposit in the Debt Service Fund or any other fund created for the purpose for defeasing Bonds shall be used by the Trustee to reimburse the Credit Facility Provider for such draw. In addition, for Bonds bearing interest in the Daily Mode or the Weekly Mode, the Trustee shall have received written confirmation from each Rating Agency then rating the Bonds to be defeased that the proposed defeasance will not in and of itself cause a reduction or withdrawal of the rating then in effect on such Bonds.

      Upon such defeasance, the funds and investments required to pay or redeem the Bonds in full shall be irrevocably set aside for that purpose, subject, however, to Section 5.7 hereof, and monies held for defeasance shall be invested only as provided above in this section. Any funds or property held by the Trustee therefor and not required for payment or redemption of the Bonds in full or payment of other sums payable by the Borrower hereunder shall, after satisfaction of all the rights of the Trustee, be distributed to the Borrower.

      The Authority shall cause to be delivered to the Credit Facility Provider a copy of any escrow deposit agreement executed in connection with the defeasance of such Bonds hereunder (which shall be acceptable in form and substance to the Credit Facility Provider). The Credit

                                                                    Exhibit 4.26

Facility Provider shall receive the final draft of the escrow deposit agreement not less than five (5) Business Days prior to the effective date of defeasance.

      Amounts paid by a Credit Facility Provider under the Credit Facility shall not be deemed paid for purposes of this Indenture (except with regards to the rights of Bondholders paid in accordance herewith) and shall remain Outstanding and continue to be due and owing until paid in accordance with this Indenture.

                                                                    Exhibit 4.26

                                  ARTICLE XIII
                               GENERAL PROVISIONS

      SECTION 13.1. NOTICES. Any notice, request, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, addressed as follows: if to the Authority, at 999 West Street, Rocky Hill, Connecticut 06067, Attention: Program Manager - Loan Administration; if to the Borrower, 93 Main Street, Clinton, Connecticut 06413,
Attention: Vice President-Chief Financial Officer and Treasurer; if to the Trustee or the Paying Agent, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Administration. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Authority or the Borrower, shall also be given to the other. Notices to the Bank shall be sent to both One Citizens Plaza, Providence, Rhode Island 02903,
Attention: James Hagerty and to 209 Church Street, New Haven, Connecticut 06510,
Attention: Anthony Castellon (or such other address provided in the Credit Facility). Notices to the Remarketing Agent shall be sent to A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention:
Municipal Syndicate. Notices to S&P shall be sent to 55 Water Street, 40th Floor, New York, New York 10041, Attention: Letter of Credit Group.

      Any notice party may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Notices required to be given under this Indenture may be waived prospectively or retrospectively by the person entitled to such notice, but no waiver shall affect any notice requirement as to other persons. All notices required to be delivered to the owners of the Bonds, the Authority and the Borrower by the Trustee hereunder, including notices of redemption, shall also be delivered to the Credit Facility Provider.

      SECTION 13.2. COVENANT AGAINST DISCRIMINATION. The Trustee agrees and warrants that in the performance of this Indenture it will not discriminate against any person or group of persons on the grounds of race, color, religion, national origin, age, sex, sexual orientation, marital status, physical or learning disability, political beliefs, mental retardation, or history of mental disorder in any manner prohibited by the laws of the United States or of the State.

      SECTION 13.3. PARTIES INTERESTED HEREIN. Except as otherwise specifically provided herein, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Authority, the Trustee, the Credit Facility Provider, the Liquidity Facility Provider, the Borrower, the Paying Agent and the registered owners of the Bonds, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Authority shall be for the sole and exclusive benefit of the Authority, the Trustee, the Credit Facility Provider, the Liquidity Facility Provider, the Borrower, the Paying Agent and the registered owners of the Bonds.

      SECTION 13.4. CREDIT FACILITY PROVIDER AND LIQUIDITY FACILITY PROVIDER AS THIRD PARTY BENEFICIARIES. To the extent that this Indenture confers upon or gives or grants to the Credit Facility Provider or the Liquidity Facility Provider any right, remedy or claim under or by

                                                                    Exhibit 4.26

reason of this Indenture, the Credit Facility Provider or the Liquidity Facility Provider, as the case may be, is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

      SECTION 13.5. AMENDMENTS AFFECTING RIGHTS OF BANK. No amendments affecting the rights or obligations of the Credit Facility Provider or the Liquidity Facility Provider shall be made to this Indenture, the Agreement, the Bonds, the Credit Facility or the Liquidity Facility without the prior written consent of the Credit Facility Provider or the Liquidity Facility Provider.

      SECTION 13.6. EFFECTIVE DATE; COUNTERPARTS. This Indenture shall become effective on delivery. It may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 13.7. DATE FOR IDENTIFICATION PURPOSES ONLY. The date of this Indenture shall be for identification purposes only and shall not be construed to imply that this Indenture was executed on such date.

      SECTION 13.8. SEPARABILITY OF INVALID PROVISIONS. In case any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

      SECTION 13.9. NOTICE TO RATING AGENCIES. (A) The Trustee shall provide Moody's and S&P with prompt written notice (a) prior to (i) the termination, expiration, release, extension or amendment of the Liquidity Facility or the Credit Facility, (ii) the defeasance of all of the Bonds, (iii) any mandatory tender date, (iv) any change in the interest rate determination method with respect to the Bonds, or (v) the discontinuance of the maintenance of the Bonds under a Book-Entry Only System and (b) following the effective date of (i) the appointment of any successor Trustee, Paying Agent or Remarketing Agent, (ii) any change in the identity of any Credit Facility Provider or the Liquidity Facility Provider, (iii) any supplements or amendments to the Indenture or the Agreement, (iv) acceleration of payments on the Bonds or (v) the payment in full of all the Bonds.

      (B) Notice hereunder may be waived prospectively or retrospectively by the person entitled to such notice, but no waiver shall affect any notice requirement as to other persons.

                                                                    Exhibit 4.26

      IN WITNESS WHEREOF, the Connecticut Development Authority has caused these presents to be signed in its name and behalf by an Authorized Representative, and to evidence its acceptance of the trusts hereby created, U.S. Bank National Association, has caused these presents to be signed in its name and behalf by its duly authorized officer, as of the date first above written.

                            CONNECTICUT DEVELOPMENT AUTHORITY

                            By
                                ______________________________________________
                            Name:  Francis T. Gagliardo
                            Title:  Executive Vice President
                                    Public & Investment Finance

                            U.S. BANK NATIONAL ASSOCIATION

                            By
                                ______________________________________________
                            Name:  Cauna M. Silva
                            Title:  Vice President